                                                                    EXHIBIT 10.1



                                                                  EXECUTION COPY
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                         RECEIVABLES TRANSFER AGREEMENT


                                  by and among


                                 CARCORP, INC.,
                                 as Transferor,


                         COLLINS & AIKMAN PRODUCTS CO.,
                      individually and as Collection Agent,

                          The Persons Parties hereto as
                             CP Conduit Purchasers,
                              Committed Purchasers
                               and Funding Agents


                                       and


                              JPMORGAN CHASE BANK,
                             as Administrative Agent




                         Dated as of December 20, 2001,
                as amended and restated as of September 24, 2002




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                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
ARTICLE I Definitions.............................................................................................1

         SECTION 1.01.   Certain Defined Terms....................................................................1
         SECTION 1.02.   Other Terms..............................................................................1
         SECTION 1.03.   Computation of Time Periods..............................................................2

ARTICLE II Purchases and Settlements..............................................................................2

         SECTION 2.01.   Facility; Termination....................................................................2
         SECTION 2.02.   Transfers; Certificates..................................................................2
         SECTION 2.03.   Selection of Tranche Periods and Tranche Rates...........................................4
         SECTION 2.04.   Discount, Fees and Other Costs and Expenses..............................................5
         SECTION 2.05.   Non-Liquidation Settlement and Reinvestment Procedures...................................6
         SECTION 2.06.   Liquidation Settlement Procedures........................................................7
         SECTION 2.07.   Reduction of the Facility Limit and the Commitments......................................8
         SECTION 2.08.   Fees.....................................................................................9
         SECTION 2.09.   Protection of Ownership Interest of the CP Conduit Purchasers and the Committed
                                   Purchasers.....................................................................9
         SECTION 2.10.   Deemed Collections; Application of Payments.............................................10
         SECTION 2.11.   Payments and Computations, etc..........................................................10
         SECTION 2.12.   Reports.................................................................................11
         SECTION 2.13.   Collection Accounts.....................................................................11
         SECTION 2.14.   Right of Setoff.........................................................................12
         SECTION 2.15.   Sharing of Payments, etc................................................................12
         SECTION 2.16.   Broken Funding..........................................................................13
         SECTION 2.17.   Conversion and Continuation of Outstanding Tranches Funded by the Committed Purchasers..13
         SECTION 2.18.   Illegality..............................................................................13
         SECTION 2.19.   Inability to Determine Eurodollar Rate..................................................14
         SECTION 2.20.   Indemnities by the Transferor...........................................................15
         SECTION 2.21.   Indemnity for Reserves and Expenses.....................................................17
         SECTION 2.22.   Indemnity for Taxes.....................................................................18
         SECTION 2.23.   Other Costs, Expenses and Related Matters...............................................19
         SECTION 2.24.   Funding Agents..........................................................................20
         SECTION 2.25.   Use of Historical Data..................................................................20
         SECTION 2.26.   Expiration or Extension of Commitments..................................................20
         SECTION 2.27.   Exchange of Canadian Dollars into United States Dollars.................................21
         SECTION 2.28.   Receivables Situated in the Province of Quebec..........................................22
         SECTION 2.29.   Confirmation of Prior Incremental Transfers.............................................22

ARTICLE III Representations and Warranties.......................................................................22

         SECTION 3.01.   Representations and Warranties of the Transferor........................................22
         SECTION 3.02.   Reaffirmation of Representations and Warranties by the Transferor.......................26

ARTICLE IV Conditions Precedent..................................................................................26

         SECTION 4.01.   Conditions to the Original Closing Date.................................................26
         SECTION 4.02.   Conditions to the Restatement Date......................................................28
         SECTION 4.03.   Conditions to Each Transfer.............................................................29

ARTICLE V Covenants..............................................................................................29

         SECTION 5.01.   Affirmative Covenants of the Transferor.................................................29
         SECTION 5.02.   Negative Covenants of the Transferor....................................................35

ARTICLE VI Administration and Collections........................................................................37

         SECTION 6.01.   Appointment of Collection Agent.........................................................37
         SECTION 6.02.   Duties of Collection Agent..............................................................38
         SECTION 6.03.   Rights After Designation of New Collection Agent........................................40
         SECTION 6.04.   Representations and Warranties of the Collection Agent..................................40
         SECTION 6.05.   Covenants of the Collection Agent.......................................................41
         SECTION 6.06.   Negative Covenants of the Collection Agent and/or C&A...................................42
         SECTION 6.07.   Collection Agent Default................................................................43
         SECTION 6.08.   Responsibilities of the Transferor and the Sellers......................................44
         SECTION 6.09.   Grant of License........................................................................44
         SECTION 6.10.   Collection Agent Indemnification of Indemnified Parties.................................44

ARTICLE VII Termination Events...................................................................................45

         SECTION 7.01.   Termination Events......................................................................45
         SECTION 7.02.   Remedies Upon the Occurrence of a Termination Event.....................................47
         SECTION 7.03.   Reconveyance Under Certain Circumstances................................................48

ARTICLE VIII The Administrative Agent............................................................................48

         SECTION 8.01.   Appointment.............................................................................48
         SECTION 8.02.   Delegation of Duties....................................................................48
         SECTION 8.03.   Exculpatory Provisions..................................................................48
         SECTION 8.04.   Reliance by Administrative Agent........................................................49
         SECTION 8.05.   Notice of Collection Agent Default......................................................49
         SECTION 8.06.   Non-Reliance on the Administrative Agent and Other Purchasers...........................49
         SECTION 8.07.   Indemnification.........................................................................50
         SECTION 8.08.   The Administrative Agent in Its Individual Capacity.....................................50
         SECTION 8.09.   Resignation of Administrative Agent; Successor Administrative Agent.....................50

ARTICLE IX Additional Representations, Warranties and Covenants of the Transferor and Collection Agent...........51

         SECTION 9.01.   Additional Representations, Warranties and Covenants....................................51

ARTICLE X Miscellaneous..........................................................................................52

         SECTION 10.01.   Term of Agreement......................................................................52


         SECTION 10.02.   Waivers; Amendments....................................................................52
         SECTION 10.03.   Notices................................................................................53
         SECTION 10.04.   Governing Law; Submission to Jurisdiction; Integration.................................54
         SECTION 10.05.   Severability; Counterparts.............................................................55
         SECTION 10.06.   Successors and Assigns.................................................................55
         SECTION 10.07.   Confidentiality........................................................................57
         SECTION 10.08.   No Bankruptcy Petition Against the CP Conduit Purchasers...............................58
         SECTION 10.09.   Limited Recourse.......................................................................58
         SECTION 10.10.   Characterization of the Transactions Contemplated by the Agreement.....................59
         SECTION 10.11.   Waiver of Setoff.......................................................................59
         SECTION 10.12.   JPMorgan Chase Conflict Waiver.........................................................59
         SECTION 10.13.   CDC Conflict Waiver....................................................................60
         SECTION 10.14.   The Bank of Nova Scotia Conflict Waiver................................................60
         SECTION 10.15.   GE Capital Conflict Waiver.............................................................60
         SECTION 10.16.   Canadian Taxes.........................................................................60
         SECTION 10.17.   Liability of Funding Agents............................................................61
         SECTION 10.18.   Limitation on the Termination of Sellers...............................................61
         SECTION 10.19.   Supplemental Definitions...............................................................62

Definitions.......................................................................................................1

SCHEDULE A                     Definitions
SCHEDULE B                     Schedule of CP Conduit Purchasers, Committed Purchasers and Funding Agents
SCHEDULE C                     Schedule of Special Obligors
SCHEDULE D                     Schedule of Match Funding CP Conduit Purchasers
SCHEDULE E                     List of Equipment and Software
SCHEDULE F                     List of C&A Fiscal Periods for the Years 2001 and 2002
SCHEDULE G                     Supplemental Definitions

EXHIBIT A                      Credit and Collection Policies
EXHIBIT B                      List of Lockbox Banks and Accounts
EXHIBIT C                      Form of Lockbox Agreement
EXHIBIT D-1                    Form of Daily Report
EXHIBIT D-2                    Form of Weekly Report
EXHIBIT D-3                    Form of Settlement Statement
EXHIBIT E                      Form of Transfer Certificate
EXHIBIT F                      [Reserved]
EXHIBIT G                      Location of Records
EXHIBIT H                      List of Subsidiaries, Divisions, Trade Names and Other Matters
EXHIBIT I                      Form of Secretary's Certificate
EXHIBIT J                      [Reserved]
EXHIBIT K                      Form of Transfer Supplement
EXHIBIT L                      Form of Required Currency Hedge Assignment
EXHIBIT M                      Form of Limited Guaranty

                  RECEIVABLES TRANSFER AGREEMENT (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), dated as of December 20, 2001, as amended and restated as of September 24, 2002 (the "Restatement Date"), by and among CARCORP, INC., a Delaware corporation, as transferor (in such capacity, the "Transferor"), COLLINS & AIKMAN PRODUCTS CO., a Delaware corporation, individually ("C&A") and as collection agent (in such capacity, the "Collection Agent"), the several commercial paper conduits identified on Schedule B and their respective permitted successors and assigns (the "CP Conduit Purchasers"; each, individually, a "CP Conduit Purchaser"), the several financial institutions identified on Schedule B as "Committed Purchasers" and their respective permitted successors and assigns (the "Committed Purchasers"; each, individually, a "Committed Purchaser"), the agent bank set forth opposite the name of each CP Conduit Purchaser and Committed Purchaser on Schedule B and its permitted successor and assign (the "Funding Agent" with respect to such CP Conduit Purchaser and Committed Purchaser), and JPMORGAN CHASE BANK (formerly The Chase Manhattan Bank), a New York state banking corporation ("JPMorgan Chase"), as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (in such capacity, the "Administrative Agent").


                             PRELIMINARY STATEMENTS

                  WHEREAS the parties hereto desire to amend and restate, as of the Restatement Date, the Receivables Transfer Agreement (the "Original Agreement"), dated as of December 20, 2001 (the "Original Closing Date"), among the Transferor, C&A, the Collection Agent, the CP Conduit Purchasers identified on Schedule B to the Original Agreement, the Committed Purchasers identified on Schedule B to the Original Agreement, the Funding Agent set forth on Schedule B to the Original Agreement and JPMorgan Chase, and

                  WHEREAS Transferor may desire to convey, transfer and assign, from time to time, undivided percentage interests in certain accounts receivable, and the CP Conduit Purchasers may desire to, and the Committed Purchasers, if requested by the CP Conduit Purchasers or the Transferor, shall, accept such conveyance, transfer and assignment of such undivided percentage interests, subject to the terms and conditions of this Agreement.

                  NOW, THEREFORE, the parties hereby agree as follows:


                                    ARTICLE I

                                   Definitions

                  SECTION 1.01. Certain Defined Terms. Capitalized terms used herein shall have the meanings assigned to such terms in, or incorporated by reference into, Schedule A attached hereto, which Schedule A is incorporated by reference herein.

                  SECTION 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP; provided that, if the Transferor notifies the Administrative Agent that the Transferor requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Transferor that any Funding Agent requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith and provided,

                         RECEIVABLES TRANSFER AGREEMENT

further, that if such change in GAAP would have resulted in non-compliance with the definitions of "Interest Coverage Ratio" or "Leverage Ratio" but for such notice, the Transferor agrees to enter into negotiations with the Administrative Agent to effectuate an amendment.

                  SECTION 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each means "to but excluding," and the word "within" means "from and excluding a specified date and to and including a later specified date."

                                   ARTICLE II

                            Purchases and Settlements

                  SECTION 2.01. Facility; Termination. On the terms and conditions set forth in this Agreement, the parties hereto establish a receivables financing facility.

                  The Committed Purchasers' several obligations to make purchases from the Transferor hereunder shall terminate on the applicable Termination Date. Notwithstanding anything to the contrary contained herein or in the other Transaction Documents, no Committed Purchaser shall be obligated to provide the Transferor with funds in an amount that would exceed such Committed Purchaser's unused Commitment then in effect, and the failure of any Committed Purchaser to make its Pro Rata Share of such purchase available to the Transferor (subject to the terms and conditions set forth herein) shall not relieve any other Committed Purchaser of its obligations hereunder.

                  SECTION 2.02. Transfers; Certificates.

                  (a) Incremental Transfers. Prior to the Termination Date, upon the terms and subject to the conditions set forth herein and in the other Transaction Documents, (x) the Transferor may, at its option from time to time, convey, transfer and assign to each CP Conduit Purchaser (prior to the occurrence of a CP Conduit Purchaser's Termination Event with respect to such CP Conduit Purchaser) or to the Committed Purchasers with respect to such CP Conduit Purchaser, and (y) each CP Conduit Purchaser may, at its option from time to time prior to the occurrence of a CP Conduit Purchaser's Termination Event with respect to such CP Conduit Purchaser, and, if such CP Conduit Purchaser declines to accept, the Committed Purchasers with respect to such CP Conduit Purchaser shall, accept such conveyance, transfer and assignment from the Transferor, without recourse except as provided herein, of undivided percentage ownership interests in the Receivables, together with Related Security and Collections and Proceeds with respect thereto (each, an "Incremental Transfer") in exchange for the Transfer Price from time to time prior to the Termination Date; provided that the conditions set forth in Section
4.03 shall be satisfied with respect thereto.

                  If the Transferor determines as provided in the preceding paragraph to make an Incremental Transfer, the Transferor shall, by notice to the Administrative Agent given by telecopy, offer to convey, transfer and assign to each CP Conduit Purchaser (prior to the occurrence of a CP Conduit Purchaser's Termination Event with respect to such CP Conduit Purchaser) or the related Committed Purchasers undivided percentage ownership interests in the Receivables and Related Security, Collections and Proceeds with respect thereto at least two (2) Business Days prior to the proposed date of any Incremental Transfer. Each such notice shall specify (x) the desired Transfer Price (which shall be at least $1,000,000 per CP Conduit Purchaser or integral multiples of $100,000 in excess thereof) or, to the extent that the then available unused portion of the Facility Limit is less than such amount, such lesser amount equal to such available portion of the Facility Limit; (y) the desired date of such Incremental Transfer which shall be a Business Day; and (z) the desired Tranche Period(s) and allocations of the Net

                         RECEIVABLES TRANSFER AGREEMENT


Investment of such Incremental Transfer thereto as required by Section 2.03 of this Agreement. The Administrative Agent will promptly notify the Funding Agent for each CP Conduit Purchaser and the Committed Purchasers, as applicable, of the Administrative Agent's receipt of a request for an Incremental Transfer to be made to such Person. At its option, each CP Conduit Purchaser shall accept or reject any such offer by prompt written notice given to the Transferor, the Administrative Agent and the Funding Agent with respect to such CP Conduit Purchaser by telephone or telecopy.

                  Each notice of proposed Incremental Transfer shall be irrevocable and binding on the Transferor, and the Transferor shall indemnify the CP Conduit Purchasers and the Committed Purchasers against any loss or expense incurred by the CP Conduit Purchasers and the Committed Purchasers, either directly or indirectly, as a result of any failure by the Transferor to complete such Incremental Transfer, including, without limitation, any loss or expense incurred by the CP Conduit Purchasers and the Committed Purchasers by reason of the liquidation or reemployment of funds acquired by the CP Conduit Purchasers or the Committed Purchasers (including, without limitation, funds obtained by issuing Commercial Paper or promissory notes, obtaining deposits as loans from third parties and reemployment of funds) to fund such Incremental Transfer.

                  On the date of the initial Incremental Transfer, the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, shall deliver written confirmation to the Transferor of the Transfer Price, the Tranche Period(s) and the Tranche Rate(s) relating to such Transfer as required by Section 2.03 of this Agreement, and the Transferor shall deliver to the Administrative Agent the Transfer Certificate in the form of Exhibit E hereto (the "Transfer Certificate"). The Transfer Price for the initial Incremental Transfer shall be $72,570,000. The Administrative Agent shall indicate the amount of the initial Incremental Transfer together with the date thereof on the grid attached to the Transfer Certificate; provided, however, that the failure by the Administrative Agent to make the foregoing notations shall not in any way affect the Transferor's obligations hereunder. On the date of each subsequent Incremental Transfer, the Administrative Agent shall send written confirmation to the Transferor of the Transfer Price, the Tranche Period(s), the Transfer Date and the Tranche Rate(s) applicable to such Incremental Transfer. The Administrative Agent shall indicate the amount of the Incremental Transfer together with the date thereof as well as the Net Investment after giving effect to such Incremental Transfer on the grid attached to the Transfer Certificate. The Transfer Certificate shall evidence the Incremental Transfers. On the day of such Incremental Transfer, the CP Conduit Purchasers or the Committed Purchasers, as applicable, shall deposit to the Transferor's account, in immediately available funds, an amount equal to the Transfer Price for such Incremental Transfer made to the CP Conduit Purchasers or the Committed Purchasers, as applicable.

                  (b) Reinvestment Transfers. On each Business Day occurring after the initial Incremental Transfer hereunder and prior to a CP Conduit Purchaser's Termination Event (in the case of the CP Conduit Purchasers) and the Termination Date, the Transferor hereby agrees to convey, transfer and assign to each CP Conduit Purchaser (prior to the occurrence of a CP Conduit Purchaser's Termination Event with respect to such CP Conduit Purchaser) or the related Committed Purchasers, and each CP Conduit Purchaser may agree to purchase and each Committed Purchaser shall purchase from the Transferor, undivided percentage ownership interests in each and every Receivable, together with Related Security, Collections and Proceeds with respect thereto, to the extent that Collections are available for such Transfer in accordance with Section 2.05 hereof. The Transferor agrees to maintain, at all times prior to the Termination Date, a Net Receivables Balance in an amount at least sufficient to maintain the Percentage Factor at an amount not greater than the Maximum Percentage Factor. Accordingly, the maximum amount of funding that the Transferor may obtain on the Original Closing Date or at any time thereafter shall be equal to the maximum Net Investment that would not exceed the Facility Limit and would not cause the Percentage Factor to exceed the Maximum Percentage Factor.

                         RECEIVABLES TRANSFER AGREEMENT


                  (c) All Transfers. Each Transfer shall constitute a purchase of undivided percentage ownership interests in each and every Receivable, together with Related Security, Collections and Proceeds with respect thereto, then existing, as well as in each and every Receivable, together with Related Security, Collections and Proceeds with respect thereto, which arises at any time after the date of such Transfer. The CP Conduit Purchasers' (and, following the occurrence of a CP Conduit Purchaser's Termination Event with respect to any CP Conduit Purchaser, the Committed Purchasers') aggregate undivided percentage ownership interest in the Receivables, together with the Related Security, Collections and Proceeds with respect thereto, shall equal the Percentage Factor in effect from time to time. Such purchases from the Transferor by the CP Conduit Purchasers and the Committed Purchasers shall be made in accordance with their respective Pro Rata Shares. By accepting any conveyance, transfer and assignment of ownership interests in the Receivables hereunder, none of the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents or the Administrative Agent assumes or shall have any obligations or liability under any of the applicable Contracts, all of which shall remain the obligations and liabilities of the Sellers.

                  (d) Percentage Factor. The Percentage Factor shall be initially computed as of the opening of business of the Collection Agent on the date of the initial Incremental Transfer hereunder. Thereafter, until the Termination Date, the Percentage Factor shall be recomputed upon the date of any Incremental Transfer and (if there is not otherwise an Incremental Transfer on such day) on the date of delivery of each Weekly Report (or, if Daily Reports are then required to be delivered pursuant to Section 2.12, the next Daily Report), and shall remain constant during any period between recomputations. At all times on and after the Termination Date until the date on which the Net Investment has been reduced to zero and all accrued Discount, Servicing Fees and all other Aggregate Unpaids have been paid in full, the Percentage Factor shall equal 100%. Following any assignment of any portion of the Transferred Interest to the Committed Purchasers pursuant to the Asset Purchase Agreements, the Funding Agent for each CP Conduit Purchaser and Committed Purchaser shall, at all times and from time to time, calculate such CP Conduit Purchaser's and such Committed Purchaser's Pro Rata Share in the Percentage Factor and regularly report thereon to the Administrative Agent (with copies thereof to the Transferor).

                  SECTION 2.03. Selection of Tranche Periods and Tranche Rates.

                  (a) Transferred Interest Held by CP Conduit Purchasers Prior to CP Conduit Purchaser's Termination Event. At all times hereafter, but prior to the Termination Date and not with respect to any portion of the Transferred Interest held by any of the Committed Purchasers, the Transferor may, subject to each Match Funding CP Conduit Purchaser's approval and the limitations described below, request Tranche Periods and allocate a portion of the Net Investment to each selected Tranche Period, so that the aggregate amounts allocated to outstanding Tranche Periods at all times shall equal the Pro Rata Share(s) of the Net Investment held by the Match Funding CP Conduit Purchasers. The Transferor shall give the Administrative Agent and the Funding Agent with respect to each Match Funding CP Conduit Purchaser irrevocable notice by telephone of the new requested Tranche Period(s) at least two (2) Business Days prior to the expiration of any then existing Tranche Period; provided, however, that each Match Funding CP Conduit Purchaser may select, in its reasonable discretion, any such new Tranche Period if (i) the Transferor fails to provide such notice on a timely basis or (ii) the Funding Agent with respect to such Match Funding CP Conduit Purchaser, on behalf of such Match Funding CP Conduit Purchaser, determines, in its sole discretion, that the Tranche Period requested by the Transferor is unavailable or for any reason commercially undesirable. Each Match Funding CP Conduit Purchaser confirms that it is its intention to allocate all or substantially all of the portion of the Net Investment held by it to one or more CP Tranche Periods; provided that each Match Funding CP Conduit Purchaser may determine, from time to time, in its reasonable discretion, that funding such portion of the Net Investment by means of one or more CP Tranche Periods is not possible or is not desirable for any reason.

                         RECEIVABLES TRANSFER AGREEMENT

                  On any Business Day, a Match Funding CP Conduit Purchaser may elect that the Transferor no longer be permitted to select CP Tranches in accordance with the preceding paragraph in respect of the CP Conduit Funded Amount with respect to such Match Funding CP Conduit Purchaser by giving the Transferor and the Administrative Agent irrevocable written notice thereof, which notice must be received by the Transferor and the Administrative Agent at least one Business Day prior to such election becoming effective. On any Business Day, a Pooled Funding CP Conduit Purchaser may elect thereafter to allow the Transferor to select CP Tranches in accordance with the preceding paragraph in respect of the CP Conduit Funded Amount with respect to such Pooled Funding CP Conduit Purchaser by giving the Transferor and the Administrative Agent irrevocable written notice thereof, which notice must be received by the Transferor and the Administrative Agent at least two (2) Business Days prior to such Business Day. Any Pooled Funding CP Conduit Purchaser making an election to change the manner in which its funding costs are allocated will be both a Match Funding CP Conduit Purchaser and a Pooled Funding CP Conduit Purchaser during the period that its CP Conduit Funded Amount is funded on both a "pooled" and "match funded" basis and its accrued and unpaid Discount will be calculated accordingly. For all purposes of this Agreement, the "CP Tranche" with respect to any Pooled Funding CP Conduit Purchaser shall be equal to the aggregate amount of its CP Conduit Funded Amount funded on a pooled basis during the related CP Tranche Period.

                  (b) Transferred Interest Held by CP Conduit Purchasers Following the Termination Date. At all times on and after the Termination Date, with respect to any portion of the Transferred Interest which shall not have been transferred to the Committed Purchasers (or any of them), each CP Conduit Purchaser or the Funding Agent with respect to such CP Conduit Purchaser, as applicable, shall select all Tranche Periods and Tranche Rates applicable thereto upon the expiration of Tranche Periods in effect on the Termination Date.

                  (c) Transferred Interest Held by the Committed Purchasers Prior to the Termination Date. With respect to any portion of the Transferred Interest which is owned by or transferred to a Committed Purchaser pursuant to this Agreement or an Asset Purchase Agreement prior to the Termination Date, the initial Tranche Period applicable to such portion of the Net Investment allocable thereto shall be a period of at least three (3) Business Days, and such Tranche shall be a BR Tranche. Thereafter (but prior to the Termination Date or the occurrence and continuation of a Potential Termination Event), with respect to such portion, and with respect to any other portion of the Transferred Interest held by any Committed Purchaser, the Tranche Period applicable thereto shall be, at the Transferor's sole option, either a BR Tranche or a Eurodollar Tranche. The Transferor shall give the Administrative Agent and the Funding Agents with respect to the applicable Committed Purchasers irrevocable notice by telephone of the new Tranche Period (i) if the applicable Tranche is to be a Eurodollar Tranche, at least three (3) Business Days prior to the expiration of any then existing Tranche Period, and (ii) if the applicable Tranche is to be a BR Tranche, at least one (1) Business Day prior to the expiration of any then existing Tranche Period. Any Tranche Period maintained by the Committed Purchasers which is outstanding on the Termination Date shall end on the Termination Date.

                  (d) After the Termination Date; Transferred Interest Held by Committed Purchasers. At all times on and after the Termination Date, with respect to any portion of the Transferred Interest which shall have been owned by, or transferred to, the Committed Purchaser, the Funding Agents with respect to the applicable Committed Purchasers shall select all Tranche Periods and Tranche Rates applicable thereto.

                  SECTION 2.04. Discount, Fees and Other Costs and Expenses. The Transferor shall pay, as and when due in accordance with this Agreement and the other Transaction Documents, all Discount, Servicing Fees, Fees and other Aggregate Unpaids to the extent not otherwise provided for by the provisions of this Agreement. As provided in Section 2.05 and 2.06, the Transferor shall pay to the Administrative Agent, on behalf of the CP Conduit Purchasers and/or the Committed Purchasers, as

                         RECEIVABLES TRANSFER AGREEMENT

applicable, an amount equal to the accrued and unpaid Discount for such Tranche Period together with, in the event any portion of the Transferred Interest is held by the CP Conduit Purchasers, an amount equal to the Discount (without duplication) accrued on the CP Conduit Purchasers' Commercial Paper to the extent such Commercial Paper was issued in order to fund the Transferred Interest in a face amount in excess of the Transfer Price of an Incremental Transfer; provided that (i) in the event of any repayment or prepayment of a BR Tranche or a Eurodollar Tranche, accrued Discount on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (ii) in the event of any conversion of a BR Tranche or a Eurodollar Tranche, accrued interest on such BR Tranche or Eurodollar Tranche shall be payable on the effective date of such conversion. Discount shall accrue with respect to each Tranche on each day occurring during the Tranche Period related thereto.

                  Nothing in this Agreement or the other Transaction Documents shall limit in any way the obligations of the Transferor to pay the amounts set forth in this Section 2.04.

                  SECTION 2.05. Non-Liquidation Settlement and Reinvestment Procedures. On each day after the date of any Incremental Transfer but prior to the Termination Date, and provided that Section 2.06 shall not be applicable, the Collection Agent shall, out of the Percentage Factor of Collections received on or prior to such day and not previously set aside or paid:

                  (i) set aside and hold in trust for the CP Conduit Purchasers or the Committed Purchasers, as applicable (or deposit into the Collection Account if so required pursuant to Section 2.13 hereof) an amount equal to all Discount, Fees and the Servicing Fee accrued through such day and not so previously set aside or paid;

                  (ii) set aside the amount payable on such day with respect to the purchase price of, the Required Currency Hedge (if applicable);

                  (iii) apply the balance of such Percentage Factor of Collections remaining after application of Collections as provided in clauses (i) and (ii) of this Section 2.05, for the benefit of the CP Conduit Purchasers and/or the Committed Purchasers, as applicable, to the purchase of additional undivided percentage interests in each Receivable from the Transferor pursuant to Section 2.02(b) hereof; and

                  (iv) remit the balance, if any, of such Collections remaining after the applications provided in clauses (i), (ii) and (iii) to the Transferor. Such Collections remitted to the Transferor shall be available for the ordinary business purposes of the Transferor or otherwise, subject to the provisions of the Transaction Documents.

On each Weekly Settlement Date, from the amounts set aside as described in clause (i) above, the Collection Agent shall transfer to an account maintained by the Administrative Agent (the "Deposit Account"), for the benefit of the CP Conduit Purchasers and/or the Committed Purchasers, as applicable, an amount equal to the accrued and unpaid Discount and Fees for the immediately preceding calendar week and shall deposit to its own account an amount equal to the accrued and unpaid Servicing Fee for such Settlement Period; provided that accrued and unpaid Discount with respect to any Eurodollar Tranche shall be deposited at the end of the related Tranche Period. On each Settlement Date, the Administrative Agent shall distribute from such amounts transferred during the previous Settlement Period to the Funding Agents for the CP Conduit Purchasers and/or the Committed Purchasers the amount of accrued and unpaid Discount and Fees for such preceding Settlement Period as calculated by the Funding Agents in accordance with the Transaction Documents; provided that if the Administrative Agent shall have insufficient funds to pay all of the above amounts in full on any such date, the Administrative Agent shall notify the Transferor and the Transferor shall immediately pay to the Administrative Agent, from funds previously paid to the Transferor, an amount equal to such

                         RECEIVABLES TRANSFER AGREEMENT


insufficiency. The Administrative Agent shall pay the Funding Agents in accordance with the records maintained by the Funding Agents pursuant to Section 2.24.

                  SECTION 2.06. Liquidation Settlement Procedures.

                  (a) If at any time on or prior to the Termination Date, the Percentage Factor is greater than the Maximum Percentage Factor, then the Transferor shall immediately pay to the Administrative Agent, for the benefit of the CP Conduit Purchasers and/or the Committed Purchasers, as applicable, from previously received Collections, an amount that, when applied to reduce the Net Investment, will result in a Percentage Factor less than or equal to the Maximum Percentage Factor. Such amount shall be applied to reduce the Net Investment of Tranche Periods selected by the Funding Agents.

                  (b) On the Termination Date or the day on which a Potential Termination Event or Termination Event occurs, the Collection Agent shall transfer to the Administrative Agent, for the benefit of the CP Conduit Purchasers or the Committed Purchasers, as applicable, any amounts set aside pursuant to Section 2.05 above.

                  (c) Subject to Section 2.26(a) with respect to each Non-Extending Committed Purchaser that is not required to transfer and assign its Commitment pursuant to Section 2.26(b)(ii) of this Agreement, the Collection Agent shall implement the procedures set forth in this clause (c) (a "Partial Liquidation"). On each Business Day until such Liquidating Purchaser Group's Net Investment is reduced to zero, and provided that no Termination Event has been declared or has occurred and that no Potential Termination Event has occurred and is continuing, the Collection Agent shall apply, out of the Percentage Factor of Collections received and not previously applied, funds in the following manner:

                  (i) transfer to the Administrative Agent for the benefit of the CP Conduit Purchasers and the Committed Purchasers an amount equal to all Discount on all Tranches, Fees and the Servicing Fee, in each case accrued through such day and not so previously set aside or paid. The Administrative Agent shall then pay to the Funding Agent for the CP Conduit Purchasers and the Committed Purchasers the amount of Fees and Discount on all Tranches that has accrued during such calendar week on the Weekly Settlement Date;

                  (ii) pay to the Funding Agent for such Liquidating Purchaser Group an amount equal to such Liquidating Purchaser Group's Liquidation Share of all remaining Collections, up to the amount of such Liquidating Purchaser Group's Net Investment, in payment of such Liquidating Purchaser Group's Net Investment; and

                  (iii) apply the balance of such Collections to the purchase of additional undivided percentage interests pursuant to Section 2.02(b) hereof.

                  (d) On the Termination Date and on each Business Day thereafter, and on each Business Day on which a Potential Termination Event has occurred and is continuing, the Collection Agent shall transfer to the Administrative Agent, for the benefit of the CP Conduit Purchasers and the Committed Purchasers, as applicable, the Percentage Factor of all Collections received on such day, to be applied to the payment in full of (i) the accrued Discount for such Tranche Period, (ii) the portion of the Net Investment allocated to such Tranche Period, and (iii) all other Aggregate Unpaids not covered in clauses (i) and (ii). On each such day, the Collection Agent shall deposit to its account, from the amounts set aside for the CP Conduit Purchasers and the Committed Purchasers pursuant to the preceding sentence which remain after payment in full of the aforementioned amounts, the accrued Servicing Fee for such Tranche Period. If there shall be insufficient funds on deposit for the Collection Agent to distribute funds in payment in full of the aforementioned amounts, the Collection Agent shall distribute funds in the following order of priority:

                         RECEIVABLES TRANSFER AGREEMENT


                  (i) first, in payment in full of the accrued Discount and all Fees payable by the Transferor;

                  (ii) second, if C&A or any Affiliate of C&A is not then the Collection Agent, to the Collection Agent's account, payment in full of the Servicing Fee payable to the Collection Agent;

                  (iii) third, in reduction of the Net Investment to zero;

                  (iv) fourth, payment in full of all other Aggregate Unpaids not covered in clauses (i) through (iii) above; and

                  (v) fifth, if C&A or any Affiliate of C&A is the Collection Agent, to its account as Collection Agent, in payment of the Servicing Fee payable to such Person as Collection Agent.

The Administrative Agent, upon its receipt of such amounts, shall distribute such amounts to the Funding Agents for the CP Conduit Purchasers and/or the Committed Purchasers entitled thereto in accordance with the records maintained by the Funding Agents pursuant to Section 2.24; provided that if the Administrative Agent shall have insufficient funds to pay all of the above amounts in full on any such date, the Administrative Agent shall pay such amounts in the order of priority set forth above and, with respect to any such category above for which the Administrative Agent shall have insufficient funds to pay all amounts owing on such date, ratably (based on the amounts in such categories owing to such Persons) among all such Persons entitled to payment thereof.

                  (e) Following the date on which the Net Investment has been reduced to zero and all accrued Discount, Fees, Servicing Fees and all other Aggregate Unpaids have been paid in full, (i) the Percentage Factor shall equal zero, (ii) the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, shall be considered to have reconveyed to the Transferor all of the CP Conduit Purchasers' and the Committed Purchasers' right, title and interest in, to and under the Receivables and Related Security, Collections and Proceeds with respect thereto, (iii) the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, shall execute and deliver to the Transferor, at the Transferor's expense, such documents or instruments as are necessary to terminate the CP Conduit Purchasers' and the Committed Purchasers' respective interests in the Receivables and Related Security, Collections and Proceeds with respect thereto, and (iv) the Collection Agent shall remit to the Transferor such portion of Collections set aside for the Transferor pursuant to this Section 2.06. Any such documents shall be prepared by or on behalf of the Transferor.

                  SECTION 2.07. Reduction of the Facility Limit and the Commitments. Upon ten (10) Business Days written notice to the Administrative Agent, the Transferor may reduce the Facility Limit (and the Commitments of the Committed Purchasers as provided below) in an amount equal to $5,000,000 or a whole multiple of $500,000 in excess thereof; provided that no such termination or reduction shall be permitted if, after giving effect thereto, the Net Investment would exceed the Facility Limit. Upon any such reduction, the CP Conduit Funding Limit of each CP Conduit Purchaser shall be reduced in an amount equal to such CP Conduit Purchaser's Pro Rata Share of such reduction. The Commitment of each Committed Purchaser shall be reduced by an amount equal to
(a) with respect to each Committed Purchaser for PARCO, the product of (i) 102% of the reduction of PARCO's CP Conduit Funding Limit and (ii) the Commitment Percentage of such Committed Purchaser, (b) with respect to each Committed Purchaser for Eiffel, the product of (i) 102% of the reduction of Eiffel's CP Conduit Funding Limit and (ii) the Commitment Percentage of such Committed Purchaser, (c) with respect to each Committed Purchaser for Liberty, the product of (i) 102% of the reduction of Liberty's CP Conduit Funding Limit and (ii) the Commitment Percentage of such Committed Purchaser, (d) with respect to each Committed Purchaser for Redwood, the product of (i) 103% of the reduction of Redwood's CP Conduit Funding Limit and (ii) the Commitment Percentage of such Committed Purchaser

                         RECEIVABLES TRANSFER AGREEMENT

and (e) with respect to each Committed Purchaser for a CP Conduit Purchaser which becomes a party hereto pursuant to Section 10.06(b), the product of (i) a percentage of the reduction of such CP Conduit Purchaser's CP Conduit Funding Limit (which percentage shall not exceed 103% and shall be obtained from the relevant Transfer Supplement by dividing (x) the aggregate Commitments of the Committed Purchasers for such CP Conduit Purchaser by (y) such CP Conduit Purchaser's CP Conduit Funding Limit) and (ii) the Commitment Percentage of such Committed Purchaser. Once reduced, the Commitments shall not be subsequently reinstated. The Commitment of each Committed Purchaser shall be automatically reduced to zero on its Commitment Expiry Date and the Commitment of all Committed Purchasers shall be automatically reduced to zero on the Termination Date.

                  SECTION 2.08. Fees. To the extent not otherwise provided for by the provisions of the Agreement, the Transferor shall pay to (i) the Administrative Agent, for its own account and the account of each CP Conduit Purchaser, Funding Agent and Committed Purchaser, (ii) Eiffel, (iii) The Bank of Nova Scotia and (iv) the Redwood Funding Agent the Fees specified in the Fee Letters, as applicable.

                  SECTION 2.09. Protection of Ownership Interest of the CP Conduit Purchasers and the Committed Purchasers.

                  (a) The Transferor will, and will cause each Seller to, from time to time, at its expense, promptly execute and deliver all instruments and documents and take all actions as may be necessary or as the Administrative Agent may reasonably request in order to perfect or protect the Transferred Interest or to enable the Administrative Agent, the CP Conduit Purchasers or the Committed Purchasers to exercise or enforce any of their respective rights hereunder. Without limiting the foregoing, the Transferor will, and will cause each Seller to, upon the request of the Administrative Agent, in order to accurately reflect this purchase and sale transaction, (x) execute and file such financing or continuation statements or amendments thereto or assignments thereof as may be requested by the Administrative Agent for the benefit of the CP Conduit Purchasers and the Committed Purchasers and (y) mark its respective master data processing records and other documents with a legend describing the conveyance to the Transferor (in the case of the Sellers) and the Administrative Agent for the benefit of the CP Conduit Purchasers and the Committed Purchasers, of the Transferred Interest. The Transferor shall, and shall cause the Sellers to, obtain such additional search reports as the Administrative Agent, for the benefit of the CP Conduit Purchasers and the Committed Purchasers, shall reasonably request. To the fullest extent permitted by applicable law, the Administrative Agent shall be permitted to sign and file continuation statements and amendments thereto and assignments thereof without the Transferor's or any Seller's signature. Carbon, photostatic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement. The Transferor shall not, and shall not permit any Seller to, change its respective name, the state of its formation, its structure or the location of its chief executive office, or relocate any office where Records are kept unless it shall have: (i) given the Administrative Agent at least thirty (30) days' prior notice thereof and (ii) prepared at the Transferor's expense and delivered to the Administrative Agent all financing statements, instruments and other documents necessary to preserve and protect the Transferred Interest or reasonably requested by the Administrative Agent in connection with such change or relocation. Any filings under the Relevant UCC or otherwise that are occasioned by such change in name or location shall be made at the expense of Transferor or the related Seller.

                  (b) The Collection Agent shall instruct, and shall cause the other Sellers to instruct, all Obligors to cause all Collections to be deposited directly with a Lockbox Bank. Any Lockbox Account maintained by a Lockbox Bank pursuant to the related Lockbox Agreement shall be owned by the Transferor; provided, however, that any such Lockbox Account shall be under the exclusive dominion and control of the Administrative Agent which is hereby granted to the Administrative Agent by C&A and the Transferor. The Collection Agent shall be permitted to give instructions to the Lockbox Banks except, so long as C&A or any Affiliate thereof is the Collection Agent, during the occurrence of a

                         RECEIVABLES TRANSFER AGREEMENT

Collection Agent Default or any other Termination Event. The Collection Agent shall not add any bank as a Lockbox Bank to those listed on Exhibit B attached hereto unless such bank has entered into a Lockbox Agreement. The Collection Agent shall not terminate any bank as a Lockbox Bank unless the Administrative Agent shall have received thirty (30) days' prior notice of such termination. If the Transferor, any Seller or the Collection Agent receives any Collections, the Transferor or the Collection Agent, as applicable, shall, or shall cause such Seller to, remit such Collections to a Lockbox Account within one (1) Business Day of receipt thereof.

                  (c) The Transferor hereby pledges, assigns and transfers to the Administrative Agent, for the benefit of the CP Conduit Purchasers and the Committed Purchasers, and hereby creates and grants to the Administrative Agent, for the benefit of the CP Conduit Purchasers and the Committed Purchasers, a security interest in the Lockbox Accounts and all cash, checks and other negotiable instruments, funds and other evidences of payment held therein.

                  SECTION 2.10. Deemed Collections; Application of Payments.

                  (a) If on any day a Receivable becomes a Diluted Receivable or is otherwise reduced as provided in Section 6.2 of the Receivables Purchase Agreement, the Transferor shall be deemed to have received on such day a Collection of such Receivable in the amount of the applicable reduction or cancellation, and the Transferor shall pay to the Administrative Agent an amount equal to such reduction or cancellation. Any such amount shall be treated as a Collection of a Receivable in accordance with the provisions of the Transaction Documents.

                  (b) If on any day any of the representations or warranties in
Article III was or becomes untrue with respect to a Receivable or the nature of the Administrative Agent's interest therein (whether on or after the date of any transfer of an interest therein to the CP Conduit Purchasers and the Committed Purchasers, or an assignment therein by the CP Conduit Purchasers to the Committed Purchasers under the Asset Purchase Agreements), the Transferor shall be deemed to have received on such day a Collection of such Receivable in full and the Transferor shall, on such day, pay to the Collection Agent an amount equal to the Outstanding Balance of such Receivable and such amount shall be allocated and applied by the Collection Agent as a Collection allocable to the Transferred Interest in accordance with Section 2.05 or 2.06 hereof, as applicable. The Net Investment shall be reduced by the amount of such payment actually received by the Administrative Agent. Simultaneously with any such payment by the Transferor, each of the CP Conduit Purchasers and the Committed Purchasers, as the case may be, shall convey all of its right, title and interest in such Receivable and Related Security to the Transferor, and the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, shall take all action reasonably requested by the Transferor to effectuate such conveyance.

                  (c) Any payment by an Obligor in respect of any indebtedness owed by it to the Transferor or the Seller shall, except as provided in paragraphs (a) and (b) of this Section 2.10 or as otherwise specified by such Obligor or identified by the Collection Agent as relating to a Receivable due to the exact dollar amount of such payment being identical to the exact dollar amount of the invoice relating to such Receivable, or otherwise required by contract or law and unless otherwise instructed by the CP Conduit Purchasers, be applied as a Collection of any Receivable of such Obligor included in the Transferred Interest (in order of the age of such Receivable, starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other indebtedness of such Obligor.

                  SECTION 2.11. Payments and Computations, etc. All amounts to be paid or deposited by the Transferor or the Collection Agent hereunder shall be paid or deposited in accordance with the terms hereof no later than 12:00 p.m. (New York time) on the day when due in immediately available funds; if such amounts are payable to any CP Conduit Purchaser (or any Committed Purchaser), they shall

                         RECEIVABLES TRANSFER AGREEMENT

be paid or deposited to an account (with such account number as the Administrative Agent shall advise the Transferor and the Collection Agent) in the name of the Administrative Agent and maintained at JPMorgan Chase's offices at 450 W. 33rd Street in New York, NY, until otherwise notified by the Administrative Agent. Any payments to be made by the Transferor or the Collection Agent pursuant to Section 2.05 or 2.06 shall be made by withdrawing funds from any or all of the Collection Accounts at the option of the Collection Agent, or in the event of a Potential Termination Event or Termination Event, at the option of the Administrative Agent. No later than 3:00 p.m. (New York time) on the date of any Incremental Transfer hereunder, the CP Conduit Purchasers or the Committed Purchasers, as applicable, will make available to the Transferor, in immediately available funds, the Transfer Price for such Incremental Transfer on such day by remitting such amount to an account of the Transferor specified in the related notice of Transfer. The Transferor shall, to the extent permitted by law, pay to the Administrative Agent, for the benefit of the CP Conduit Purchasers and/or the Committed Purchasers upon demand, interest on all amounts not paid or deposited by it when due hereunder at a rate equal to 2.00% per annum plus the Base Rate. All computations of interest hereunder shall be made on the basis of a year of 360 days (or, in the case of a Tranche as to which Discount is calculated at the Base Rate, 365 or 366 days, as applicable) for the actual number of days (including the first but excluding the last day) elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit. Any computations by the Administrative Agent of amounts payable by the Transferor hereunder shall be binding upon the Transferor absent manifest error.

                  SECTION 2.12. Reports. The Collection Agent shall prepare and forward to the Administrative Agent (i) on each Settlement Date, a Settlement Statement as of the end of the last day of the immediately preceding Settlement Period, (ii) on each Weekly Settlement Date, a Weekly Report as of the end of the last day of the immediately preceding calendar week, (iii) on each Business Day (prior to an Incremental Transfer on such day) (A) after C&A shall have permitted either (1) the Interest Coverage Ratio during any period set forth in the definition of "Interest Coverage Ratio" to be less than the ratio set forth in such definition for such period or (2) the Leverage Ratio during any period set forth in the definition of "Leverage Ratio" to be greater than the ratio set forth in such definition for such period, and continuing until the Administrative Agent shall have notified C&A otherwise (at the direction of all of the Committed Purchasers and CP Conduit Purchasers) and (B) on which Collections received by the Transferor, the Sellers or the Collection Agent or deposited into a Lockbox Account or the Collection Accounts on such Business Day equal or exceed $12,500,000, if the Transferor wishes to have funds released to it pursuant to Section 2.05(iv) prior to the delivery of the next Weekly Report, a Daily Report, and (iv) as soon as reasonably practicable, from time to time, such other information as the Administrative Agent may reasonably request. With respect to Section 2.12(iii)(A) herein, the Collection Agent may again provide a Weekly Report after C&A has complied with the Interest Coverage Ratio or Leverage Ratio for two (2) consecutive fiscal quarters; unless such requirement shall have been waived by the Administrative Agent with the prior consent of the Funding Agents.

                  SECTION 2.13. Collection Accounts.

                  (a) There shall be established on or before the day of the initial Incremental Transfer hereunder and maintained, for the benefit of the Administrative Agent on behalf of the CP Conduit Purchasers and the Committed Purchasers, three segregated accounts (collectively, the "Collection Accounts"), each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the CP Conduit Purchasers and the Committed Purchasers. The Collection Agent shall deposit all Collections into the Collection Accounts within one Business Day of (i) deposit thereof into a Lockbox Account or (ii) receipt thereof by the Transferor, a Seller or the Collection Agent as follows: (i) an account in the United States to hold all Collections received in the United States (the "U.S. Dollar Collection Account"), (ii) an account in Canada to hold all Collections received in Canada that are paid in

                         RECEIVABLES TRANSFER AGREEMENT


United States dollars (the "Canada/U.S. Dollar Collection Account") and (iii) an account in Canada to hold all Collections received in Canada that are paid in Canadian Dollars (the "Canada/Canadian Dollar Collection Account"). All funds which are deposited in the United States, shall be deposited into the U.S. Dollar Collection Account; all funds which are deposited in Canada in United States dollars, shall be deposited into the Canada/U.S. Dollar Collection Account; and all funds which are deposited in Canada in Canadian Collars, shall be deposited into the Canada/Canadian Dollar Collection Account. All such deposits to the U.S. Dollar Collection Account and the Canada/U.S. Dollar Collection Account shall be made in United States dollars. All such deposits to the Canada/Canadian Dollar Collection Account shall be made in Canadian Dollars. Funds on deposit in the Collection Accounts (other than investment earnings) shall be invested by the Administrative Agent in Permitted Investments that will mature so that such funds will be available prior to each Settlement Date, following such investment. On each Settlement Date, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Accounts shall be retained in the Collection Accounts and be available to make any payments required to be made hereunder (including Discount) by the Transferor. On the date on which the Net Investment is zero and all accrued Discount, Servicing Fees, Fees and all other Aggregate Unpaids have been paid in full, any funds remaining on deposit in the Collection Accounts shall be paid to the Transferor.

                  (b) For so long as any amounts remain due and owing to the CP Conduit Purchasers or the Committed Purchasers hereunder or under the Transaction Documents, the Administrative Agent shall distribute all payments received by it in respect of the Transaction Documents immediately after receipt thereof by (i) transferring to the CP Conduit Purchasers and the Committed Purchasers, on a pro rata basis, based on the amounts thereof owing to each CP Conduit Purchaser and each Committed Purchaser, respectively, all payments of Discount, (ii) transferring to the CP Conduit Purchasers and the Committed Purchasers, on a pro rata basis, based on the CP Conduit Purchaser's Interest and the Committed Purchaser Funded Amount, respectively, on the date of payment, all payments in reduction of the Net Investment and (iii) transferring to the CP Conduit Purchasers and/or the Committed Purchasers, any other amounts owing to the CP Conduit Purchasers and/or the Committed Purchasers under this Agreement. Such transfers shall be made by the Administrative Agent by withdrawing funds on deposit in the Collection Accounts and remitting such funds to the accounts of the CP Conduit Purchasers and the Committed Purchasers specified by each of them from time to time.

                  SECTION 2.14. Right of Setoff. Each of the CP Conduit Purchasers and the Committed Purchasers is hereby authorized (in addition to any other rights it may have) at any time after the occurrence of the Termination Date, or during the continuation of a Potential Termination Event, to set off, appropriate and apply (without presentment, demand, protest or other notice which are hereby expressly waived) any deposits and any other indebtedness held or owing by such CP Conduit Purchaser or such Committed Purchaser to, or for the account of, the Transferor against the amount of the Aggregate Unpaids owing by the Transferor to such Person.

                  SECTION 2.15. Sharing of Payments, etc. If any CP Conduit Purchaser or any Committed Purchaser (for purposes of this Section 2.15 only, a "Recipient") shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of any interest in the Transferred Interest owned by it in excess of its Pro Rata Share of payments on account of any interest in the Transferred Interest obtained by the CP Conduit Purchasers and/or the Committed Purchasers entitled thereto, such Recipient shall forthwith purchase from the CP Conduit Purchasers and/or the Committed Purchasers entitled to a share of such amount participations in the percentage interests owned by such Persons as shall be necessary to cause such Recipient to share the excess payment ratably with each such other Person entitled thereto; provided, however, that if all or any portion of such excess payment is thereafter recovered from such Recipient, such purchase from each such other Person shall be rescinded and each such other Person shall repay to the Recipient the purchase price paid by such Recipient for such participation to the extent of such recovery, together with an amount equal to

                         RECEIVABLES TRANSFER AGREEMENT

such other Person's Pro Rata Share (according to the proportion of (a) the amount of such other Person's required payment to (b) the total amount so recovered from the Recipient) of any interest or other amount paid or payable by the Recipient in respect of the total amount so recovered.

                  SECTION 2.16. Broken Funding. In the event of (a) the payment of any principal of any Eurodollar Tranche other than on the last day of the Eurodollar Tranche Period applicable thereto (including as a result of the occurrence of the Termination Date or an optional prepayment of a Eurodollar Tranche), (b) the conversion of any Eurodollar Tranche other than on the last day of the related Eurodollar Tranche Period, or (c) any failure to borrow, convert, continue or prepay any Eurodollar Tranche on the date specified in any notice delivered pursuant hereto, then, in any such event, the Transferor shall compensate the Committed Purchasers for the loss, cost and expense actually incurred by such Committed Purchasers attributable to such event. Such loss, cost or expense to any Committed Purchaser shall include an amount determined by such Committed Purchaser to be the excess, if any, of (i) the amount of Discount which would have accrued on the principal amount of such Eurodollar Tranche had such event not occurred, at the Eurodollar Rate that would have been applicable to such Eurodollar Tranche, for the period from the date of such event to the last day of the Eurodollar Tranche Period (or, in the case of a failure to borrow, convert or continue, for the period that would have been the related Eurodollar Tranche Period), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Committed Purchaser would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the interbank Eurodollar market. Within forty-five (45) days after any Committed Purchaser hereunder receives actual knowledge of any of the events specified in this Section 2.16, a certificate of such Committed Purchaser setting forth any amount or amounts that such Committed Purchaser is entitled to receive pursuant to this Section 2.16 and the reason(s) therefor shall be delivered to the Transferor (with a copy to the Administrative Agent) and shall be conclusive absent manifest error. The Transferor shall pay each such Committed Purchaser the amount shown as due on any such certificate within ten
(10) days after receipt thereof.

                  SECTION 2.17. Conversion and Continuation of Outstanding Tranches Funded by the Committed Purchasers. Prior to the occurrence of the Termination Date or a Potential Termination Event, (a) each BR Tranche hereunder may, at the option of the Transferor, be converted to a Eurodollar Tranche and
(b) each Eurodollar Tranche may, at the option of the Transferor, be continued as a Eurodollar Tranche or converted to a BR Tranche. If the Termination Date has occurred or a Potential Termination Event has been declared by the Administrative Agent and is continuing, then (i) no outstanding Tranche funded by the Committed Purchasers may be converted to, or continued as, a Eurodollar Tranche and (ii) unless repaid, each Eurodollar Tranche shall be converted to a BR Tranche on the last day of the Tranche Period related thereto. For any such conversion or continuation, the Transferor shall give the Administrative Agent irrevocable notice in the form of part B of Exhibit E of such request not later than 12:30 p.m. (New York City time) (i) in the case of a conversion of a BR Tranche into a Eurodollar Tranche, or a continuation of a Eurodollar Tranche as a Eurodollar Tranche, three (3) Business Days before the date of such conversion or continuation, as applicable, and (ii) following the Termination Date or the declaration by the Administrative Agent and continuation of a Potential Termination Event, in the case of a conversion of a Eurodollar Tranche into a BR Tranche or a continuation of a BR Tranche as a BR Tranche, on the Business Day of such conversion or continuation, as applicable. If notice has not been timely delivered with respect to any BR Tranche or Eurodollar Tranche, such Tranche shall be automatically continued as, or converted to, a BR Tranche.

                  SECTION 2.18. Illegality.

                  (a) Notwithstanding any other provision herein, if, after the Original Closing Date, the adoption of any Law or bank regulatory guideline or any amendment or change in the interpretation of any existing or future Law or bank regulatory guideline by any Official Body charged with the

                         RECEIVABLES TRANSFER AGREEMENT

administration, interpretation or application thereof, or the compliance with any directive of any Official Body (in the case of any bank regulatory guideline, whether or not having the force of Law), shall make it unlawful for any Committed Purchaser to acquire or maintain a Eurodollar Tranche as contemplated by this Agreement, (i) such Committed Purchaser shall, within forty-five (45) days after receiving actual knowledge thereof, deliver a certificate to the Transferor (with a copy to the Administrative Agent) setting forth the basis for such illegality, which certificate shall be conclusive absent manifest error, (ii) the commitment of such Committed Purchaser hereunder to make a portion of a Eurodollar Tranche, continue any portion of a Eurodollar Tranche as such and convert a BR Tranche to a Eurodollar Tranche shall forthwith be canceled, and such cancellation shall remain in effect so long as the circumstance described above exists, and (iii) such Committed Purchaser's portion of any Eurodollar Tranche then outstanding shall be converted automatically to a BR Tranche on the last day of the related Eurodollar Tranche Period, or within such earlier period as required by law.

                  If any such conversion of a portion of a Eurodollar Tranche occurs on a day which is not the last day of the related Eurodollar Tranche Period, then pursuant to Section 2.16 the Transferor shall pay to such Committed Purchaser such amounts, if any, as may be required to compensate such Committed Purchaser. If circumstances subsequently change so that it is no longer unlawful for an affected Committed Purchaser to acquire or to maintain a portion of a Eurodollar Tranche as contemplated hereunder, such Committed Purchaser will, as soon as reasonably practicable after such Committed Purchaser knows of such change in circumstances, notify the Transferor and the Administrative Agent, and upon receipt of such notice, the obligations of such Committed Purchaser to acquire or maintain its acquisition of portions of Eurodollar Tranches or to convert its portion of a BR Tranche into portions of Eurodollar Tranches shall be reinstated.

                  (b) Each Committed Purchaser agrees that, upon the occurrence of any event giving rise to the operation of Section 2.18(a) with respect to such Committed Purchaser, it will, if requested by the Transferor and to the extent permitted by law or by the relevant Official Body, endeavor in good faith to change the office at which it books its portions of Eurodollar Tranches hereunder if such change would make it lawful for such Committed Purchasers to continue to acquire or to maintain its acquisition of portions of Eurodollar Tranches hereunder; provided, however, that such change may be made in such manner that such Committed Purchaser, in its sole determination, suffers no unreimbursed cost or expense or any other disadvantage whatsoever.

                  SECTION 2.19. Inability to Determine Eurodollar Rate. If, prior to the first day of any Eurodollar Tranche Period:

                  (i) the Administrative Agent shall have determined (which determination in the absence of manifest error shall be conclusive and binding upon the Transferor) that, by reason of circumstances affecting the interbank Eurodollar market, either (a) dollar deposits in the relevant amounts and for the relevant Tranche Period are not available, or (b) adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Eurodollar Tranche Period; or

                  (ii) the Administrative Agent shall have received notice from the Required Committed Purchasers that the Eurodollar Rate determined or to be determined for such Eurodollar Tranche Period will not adequately and fairly reflect the cost to such Committed Purchasers (as conclusively certified by such Committed Purchasers) of purchasing or maintaining their affected portions of Eurodollar Tranches during such Eurodollar Tranche Period;

then, in either such event, the Administrative Agent shall give telecopy or telephonic notice thereof (confirmed in writing) to the Transferor and the Committed Purchasers as soon as practicable (but, in any event, within ten (10) days after such determination or notice, as applicable) thereafter. Until such notice

                         RECEIVABLES TRANSFER AGREEMENT

has been withdrawn by the Administrative Agent, no further Eurodollar Tranches shall be made. The Administrative Agent agrees to withdraw any such notice as soon as reasonably practicable after the Administrative Agent is notified of a change in circumstances which makes such notice inapplicable.

                  SECTION 2.20. Indemnities by the Transferor. Without limiting any other rights which the Administrative Agent, the CP Conduit Purchasers or the Committed Purchasers may have hereunder or under applicable law, the Transferor hereby agrees to indemnify the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Administrative Agent and any successors and permitted assigns and their respective officers, directors, agents and employees (collectively, "Indemnified Parties") from and against any and all damages, losses, claims, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them in any action or proceeding between the Transferor, the Collection Agent in such capacity or the Sellers and any of the Indemnified Parties or between any of the Indemnified Parties and any third party or otherwise arising out of or as a result of this Agreement, the other Transaction Documents, the ownership or maintenance, either directly or indirectly, by the Administrative Agent, the CP Conduit Purchasers or any Committed Purchaser of the Transferred Interest or any of the other transactions contemplated hereby or thereby, excluding, however, (i) Indemnified Amounts to the extent relating to or resulting from (x) gross negligence or willful misconduct on the part of an Indemnified Party or (y) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (ii) all taxes (other than Indemnified Taxes). Without limiting the generality of the foregoing, the Transferor shall indemnify each Indemnified Party for Indemnified Amounts (without duplication of amounts for which any Indemnified Party is effectively held harmless under any other provision hereof) relating to or resulting from:

                  (a) any representation or warranty made in writing by the Transferor, the Collection Agent or the Sellers or any Responsible Officer of the Transferor, the Collection Agent or the Sellers under or in connection with this Agreement, any of the other Transaction Documents, any Deposit Report, any Settlement Statement or any other information or report delivered by any of them pursuant hereto or thereto, which shall have been false or incorrect in any material respect when made or deemed made;

                  (b) the failure by the Transferor, the Collection Agent or the Sellers to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

                  (c) the failure to either (x) vest and maintain vested in the Administrative Agent, for the benefit of the CP Conduit Purchasers and the Committed Purchasers, an undivided first priority, perfected percentage ownership interest, to the extent of the Transferred Interest, in the Receivables and Related Security, Collections and Proceeds with respect thereto, free and clear of any Adverse Claim (other than Permitted Encumbrances) or (y) to create or maintain a valid and perfected first priority security interest in favor of the Administrative Agent, for the benefit of the CP Conduit Purchasers and the Committed Purchasers, in the Transferor's interest in the Receivables and Related Security, Collections and Proceeds with respect thereto, free and clear of any Adverse Claim (other than Permitted Encumbrances);

                  (d) the failure to file, or any delay in filing, financing statements, continuation statements, or other similar instruments or documents under the Relevant UCC or other applicable laws with respect to any of the Receivables or Related Security, Collections and Proceeds with respect thereto;

                  (e) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of merchandise or services related to such Receivable or the furnishing or failure to furnish such

                         RECEIVABLES TRANSFER AGREEMENT

merchandise or services (if such collection activities were performed by the Transferor or any of its Affiliates acting as the Collection Agent);

                  (f) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Receivable;

                  (g) the transfer of an ownership interest in any Receivable other than an Eligible Receivable;

                  (h) the failure by any of the Transferor, the Collection Agent or the Sellers to comply with any term, provision or covenant contained in this Agreement or any of the other Transaction Documents to which it is a party or to perform any duty or obligation in accordance with the provisions hereof or thereof or to perform any of its duties or obligations under the Contracts;

                  (i) the Percentage Factor exceeding the Maximum Percentage Factor at any time on or prior to the Termination Date;

                  (j) the failure of the Sellers to pay when due any taxes, including without limitation, sales, excise or personal property taxes payable in connection with any of the Receivables with respect to which an Indemnified Party may be held liable as a transferee of such Receivables;

                  (k) any repayment by any Indemnified Party of any amount previously distributed in reduction of Net Investment which such Indemnified Party believes in good faith is required to be made;

                  (l) the commingling by the Transferor, the Sellers or the Collection Agent of Collections of Receivables at any time with other funds;

                  (m) any investigation, litigation or proceeding related to this Agreement, any of the other Transaction Documents, the use of proceeds of Transfers by the Transferor or the Sellers, the ownership of Transferred Interests, or any Receivable, Related Security or Contract;

                  (n) the failure of any Lockbox Bank to remit any amounts held in the Lockbox Accounts pursuant to the instructions of the Collection Agent, the Transferor, the Sellers or the Administrative Agent (to the extent such Person is entitled to give such instructions in accordance with the terms hereof and of any applicable Lockbox Agreement) whether by reason of the exercise of set-off rights or otherwise;

                  (o) any inability to obtain any judgment in or utilize the court or other adjudication system of, any state in which an Obligor may be located as a result of the failure of the Transferor or the Sellers to qualify to do business or file any notice of business activity report or any similar report;

                  (p) any failure of the Transferor to give reasonably equivalent value to the Sellers in consideration of the purchase by the Transferor from the Sellers of any Receivable, or any attempt by any Person to void, rescind or set aside any such transfer under statutory provisions or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code; or

                  (q) any action taken by the Transferor, the Sellers or the Collection Agent in the enforcement or collection of any Receivable;

provided, however, that the Transferor shall not be liable for Indemnified Amounts attributable to the fraud, gross negligence, breach of fiduciary duty or willful misconduct of any Collection Agent in the

                         RECEIVABLES TRANSFER AGREEMENT

enforcement or collection of any Receivable if such Collection Agent is not C&A or an Affiliate of C&A; provided, further, that if any CP Conduit Purchaser enters into agreements for the purchase of interests in receivables from one or more Other Transferors, such CP Conduit Purchaser shall equitably allocate such Indemnified Amounts to the Transferor and each Other Transferor; and provided, further, that if such Indemnified Amounts are attributable solely to the Transferor, the Transferor shall be solely liable for such Indemnified Amounts, and if such Indemnified Amounts are attributable solely to Other Transferors, such Other Transferors shall be solely liable for such Indemnified Amounts.

                  SECTION 2.21. Indemnity for Reserves and Expenses.

                  (a) If after the date hereof, the adoption of any Law or bank regulation or regulatory guideline or any amendment or change in the interpretation of any existing or future Law or bank regulation or regulatory guideline by any Official Body charged with the administration, interpretation or application thereof, or the compliance with any directive of any Official Body (in the case of any bank regulation or regulatory guideline, whether or not having the force of Law), other than Laws, interpretations, guidelines or directives relating to taxes:

                  (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interest, the Receivables or payments of amounts due hereunder or its obligation to advance funds hereunder or under the other Transaction Documents; or

                  (ii) imposes upon any Indemnified Party any other expense (including, without limitation, reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interest, the Receivables or payments of amounts due hereunder or its obligation to advance funds hereunder or otherwise in respect of this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interests or the Receivables;

and the result of any of the foregoing is to increase the cost to such Indemnified Party with respect to this Agreement, the other Transaction Documents, the ownership, maintenance or financing of the Transferred Interest, the Receivables, the obligations hereunder, the funding of any Purchases hereunder or under the other Transaction Documents, by an amount reasonably deemed by such Indemnified Party to be material, then, within ten (10) Business Days after demand by such Indemnified Party through the Administrative Agent, the Transferor shall pay to the Administrative Agent, for the benefit of such Indemnified Party, such additional amount or amounts (other than with respect to taxes) as will compensate such Indemnified Party for such increased cost or reduction; provided that no such amount shall be payable with respect to any period commencing more than two hundred seventy (270) days prior to the date the Administrative Agent first notifies the Transferor of its intention to demand compensation therefor under this Section 2.21; provided further that if such change in Law, rule or regulation giving rise to such increased costs or reductions is retroactive, then such 270-day period shall be extended to include the period of retroactive effect thereof. In making demand hereunder, the applicable Indemnified Party shall submit to the Transferor a certificate as to such increased costs incurred which shall provide in reasonable detail the basis for such claim.

                         RECEIVABLES TRANSFER AGREEMENT

                  (b) If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable Law or bank regulation or regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation thereof by any Official Body, or any directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Official Body, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or with respect hereto to a level below that which such Indemnified Party (or its parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount reasonably deemed by such Indemnified Party to be material, then from time to time, within ten (10) Business Days after demand by such Indemnified Party through the Administrative Agent, the Transferor shall pay to the Administrative Agent, for the benefit of such Indemnified Party, such additional amount or amounts (other than with respect to taxes) as will compensate such Indemnified Party (or its parent) for such reduction; provided that no such amount shall be payable with respect to any period commencing more than two hundred seventy (270) days prior to the date the Administrative Agent first notifies the Transferor of its intention to demand compensation therefor under this Section 2.21(b); provided further that if such change in Law, rule or regulation giving rise to such increased costs or reductions is retroactive, then such 270-day period shall be extended to include the period of retroactive effect thereof. In making demand hereunder, the applicable Indemnified Party shall submit to the Transferor a certificate as to such increased costs incurred which shall provide in reasonable detail the basis for such claim.

                  (c) Anything in this Section 2.21 to the contrary notwithstanding, if any CP Conduit Purchaser enters into agreements for the acquisition of interests in receivables from one or more Other Transferors, such CP Conduit Purchaser shall equitably allocate the liability for any amounts under this Section 2.21 ("Section 2.21 Costs") to the Transferor and each Other Transferor; provided, however, that if such Section 2.21 Costs are attributable to the Transferor and not attributable to any Other Transferor, the Transferor shall be solely liable for such Section 2.21 Costs or if such Section 2.21 Costs are attributable to Other Transferors and not attributable to the Transferor, such Other Transferors shall be solely liable for such Section 2.21 Costs.

                  SECTION 2.22. Indemnity for Taxes.

                  (a) All payments made by the Transferor or the Collection Agent to the Administrative Agent for the benefit of the CP Conduit Purchasers and the Committed Purchasers under this Agreement and any other Transaction Document shall be made free and clear of, and without deduction or withholding for or on account of any Indemnified Taxes. If any such Indemnified Taxes are required to be withheld from any amounts payable to the Administrative Agent or any other Indemnified Party hereunder, (i) the amounts so payable to the Administrative Agent or such other Indemnified Party shall be increased to the extent necessary to yield to the Administrative Agent or such other Indemnified Party (after payment of all Indemnified Taxes) all amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Transaction Documents and (ii) the Transferor or the Collection Agent, as the case may be, shall make such deductions or withholdings and shall pay the amount so deducted or withheld to the applicable Official Body in accordance with the applicable law. The Transferor shall indemnify the Administrative Agent or any other Indemnified Party for the full amount of any Indemnified Taxes paid by the Administrative Agent or such other Indemnified Party within ten (10) Business Days after the date of written demand therefor by the Administrative Agent or such other Indemnified Party if the Administrative Agent or such other Indemnified Party, as the case may be, has delivered to the Transferor a certificate signed by an officer of the Administrative Agent or such other Indemnified Party, as the case may be, setting forth in reasonable detail the amount so paid and the computations made to determine such amount. Such certificate shall be conclusive absent manifest error.

                         RECEIVABLES TRANSFER AGREEMENT


                  (b) Each Indemnified Party that is not a United States person (within the meaning of Section 7701(a)(30) of the Code) (a "United States Person") shall:

                  (i) at the time such Indemnified Party becomes a party to this Agreement or the Transaction Documents, deliver to the Transferor and the Administrative Agent (A) two duly completed copies of IRS Form W-8ECI, or successor applicable form, as the case may be, and (B) an IRS Form W-8BEN, or successor applicable form, as the case may be;

                  (ii) deliver to the Transferor and the Administrative Agent two (2) further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Transferor or the Administrative Agent; and

                  (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Transferor or the Administrative Agent;

unless, in the case of (ii) and (iii) above, any change in treaty, law regulation, governmental rule, guideline order, or official application or official interpretation thereof has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Indemnified Party from duly completing and delivering any such form with respect to it, and such Indemnified Party so advises the Transferor and the Administrative Agent. Each Person that is a Purchaser or Participant hereunder, or which otherwise becomes a party to this Agreement and the other Transaction Documents as a Committed Purchaser, shall, prior to the effectiveness of such assignment, participation or addition, as applicable, be required to provide all of the forms and statements required pursuant to this Section 2.22.

                  SECTION 2.23. Other Costs, Expenses and Related Matters.

                  (a) The Transferor agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Administrative Agent, the CP Conduit Purchasers, the Committed Purchasers and each Funding Agent harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, reasonable attorneys', accountants' and other third parties' fees and expenses, any filing fees and expenses incurred by officers or employees of the Administrative Agent, the CP Conduit Purchasers, the Committed Purchasers and/or the Funding Agents) or intangible, documentary or recording taxes incurred by or on behalf of the Administrative Agent, the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (i) in connection with the negotiation, execution, delivery and preparation of this Agreement, the other Transaction Documents and any documents or instruments delivered pursuant hereto and thereto and the transactions contemplated hereby or thereby (including, without limitation, the perfection or protection of the Transferred Interest) and (ii) (A) relating to any amendments, waivers or consents under this Agreement, any Asset Purchase Agreement and the other Transaction Documents, (B) arising in connection with the Administrative Agent's, the CP Conduit Purchasers', the Committed Purchasers' or the Funding Agents' enforcement or preservation of rights (including, without limitation, the perfection and protection of the Transferred Interest under this Agreement), or
(C) arising in connection with any audit, dispute, disagreement, litigation or preparation for litigation involving this Agreement or any of the other Transaction Documents (all of such amounts, collectively, "Transaction Costs"). All Transaction Costs owed by the Transferor pursuant to this subsection 2.23(a) shall be payable in accordance with Section 2.05 and 2.06.

                  (b) The Transferor shall pay the Administrative Agent, for the account of the CP Conduit Purchasers and the Committed Purchasers, as applicable, on demand any Early Collection Fee due on account of the reduction of a Tranche on any day prior to the last day of its Tranche Period.

                         RECEIVABLES TRANSFER AGREEMENT

                  (c) The Administrative Agent will within forty-five (45) days after receipt of notice of any event occurring after the date hereof which will entitle an Indemnified Party to compensation pursuant to this Article II, notify the Transferor (with a copy to C&A) in writing of such event. Any notice by the Administrative Agent claiming compensation under this Article II and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error, provided that such claim is made in good faith and on a reasonable basis. In determining such amount, the Administrative Agent or any applicable Indemnified Party may use any reasonable averaging and attributing methods.

                  (d) If the Transferor is required to pay any additional amount to any Committed Purchaser pursuant to Sections 2.21 or 2.22, then such Committed Purchaser shall use reasonable efforts (which shall not require such Committed Purchaser to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden reasonably deemed by it to be significant) (A) to file any certificate or document reasonably requested in writing by the Transferor or (B) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce amounts payable pursuant to Sections 2.21 or 2.22, as the case may be, in the future.

                  SECTION 2.24. Funding Agents.

                  (a) The Funding Agent with respect to each CP Conduit Purchaser and Committed Purchaser is hereby authorized to record on each Business Day the CP Conduit Funded Amount with respect to such CP Conduit Purchaser and the aggregate amount of Discount and Fees accruing with respect thereto on such Business Day and the Committed Purchaser Funded Amount with respect to such Committed Purchaser and the amount of Discount and Fees accruing with respect thereto on such Business Day. Any such recordations by a Funding Agent, absent manifest error, shall constitute prima facie evidence of the accuracy of the information so recorded. The Funding Agents will report the aggregate amounts due to the CP Conduit Purchasers and the Committed Purchasers for the prior calendar month to the Transferor, the Collection Agent and the Administrative Agent not later than two (2) Business Days prior to the related Settlement Date. Furthermore, the Funding Agent with respect to each CP Conduit Purchaser and Committed Purchaser will maintain records sufficient to identify the percentage interest of such CP Conduit Purchaser and such Committed Purchaser in the Receivables and any amounts owing thereunder.

                  (b) Upon receipt of funds from the Administrative Agent on each Settlement Date pursuant to Sections 2.05 and 2.06, each Funding Agent shall pay such funds to the related CP Conduit Purchaser and/or the related Committed Purchaser owed such funds in accordance with the recordations maintained by it in accordance with Section 2.24(a). If a Funding Agent shall have paid to any CP Conduit Purchaser or Committed Purchaser any funds that (i) must be returned for any reason (including bankruptcy) or (ii) exceed that which such CP Conduit Purchaser or Committed Purchaser was entitled to receive, such amount shall be promptly repaid to such Funding Agent by such CP Conduit Purchaser or Committed Purchaser.

                  SECTION 2.25. Use of Historical Data. Where necessary to calculate any ratios or other amounts under this Agreement with reference to periods prior to the Original Closing Date, historical data shall be used.

                  SECTION 2.26. Expiration or Extension of Commitments.

                  (a) The Transferor may request the extension of any Committed Purchaser's Commitment Expiry Date for an additional three hundred sixty four
(364) days from time to time by

                         RECEIVABLES TRANSFER AGREEMENT

providing the Administrative Agent with a written request for such extension no fewer than sixty (60) days prior to such Committed Purchaser's Commitment Expiry Date then in effect. Each CP Conduit Purchaser, each related Funding Agent and each related Committed Purchaser shall provide written notice to the Administrative Agent on or prior to the thirtieth (30th) day (the "Consent Date") before the Committed Purchaser's Commitment Expiry Date then in effect of its desire to extend (any such Committed Purchaser an "Extending Committed Purchaser") or not to so extend (any such Committed Purchaser a "Non-Extending Committed Purchaser") such date.

                  (b) If Committed Purchasers holding less than 100% of the Aggregate Commitment consent to such extension, then the Transferor may elect by written notice to the Administrative Agent and Committed Purchasers to either:

                  (i) continue the receivables financing facility for such additional period with an Aggregate Commitment equal to the then effective Aggregate Commitment less the Commitment of the Non-Extending Committed Purchaser(s); or

                  (ii) require any such Non-Extending Committed Purchaser(s) and the related CP Conduit Purchaser(s) to execute a Transfer Supplement in accordance with Section 10.06 hereof with respect to all of such Non-Extending Committed Purchaser(s)' Commitment and their other interest, rights and obligations under this Agreement to a Purchaser who consents thereto and shall assume such obligations upon its consent to assume such obligations; provided that (x) no such assignment shall conflict with any law, (y) such assignment shall be at the Transferor's cost and expense, and (z) the purchase price to be paid to such Non-Extending Committed Purchaser shall be an amount equal to the Net Investment and accrued and unpaid Discount and Fees attributable to such Non-Extending Committed Purchaser and/or CP Conduit Purchaser. The Administrative Agent shall provide a written list of the Extending Committed Purchasers and Non-Extending Committed Purchasers to the Transferor and Committed Purchasers promptly (but in no event more than three (3) Business Days) following the Consent Date. Notwithstanding anything in this Agreement to the contrary, such a transfer of a Non-Extending Committed Purchaser's interest and the related CP Conduit Purchaser's interest pursuant to a Transfer Supplement shall be subject to the consent of the Administrative Agent.

                  SECTION 2.27. Exchange of Canadian Dollars into United States Dollars.

                  All amounts transferred from the Canada/Canadian Dollar Collection Account to the U.S. Dollar Collection Account shall be exchanged by the Collection Agent or the Administrative Agent into United States dollars, and if by the Administrative Agent, then only at the written direction of the Collection Agent. Subject to the penultimate paragraph in this Section 2.27, the Collection Agent shall solicit offer quotations from at least two Authorized Foreign Exchange Dealers for effecting such exchange and shall compare such offer quotations to the Required Currency Hedge and select the execution which will require the least amount of Canadian Dollars to purchase one (1) U.S. Dollar. The Collection Agent shall then direct the Administrative Agent in writing to effect such exchange with the Authorized Foreign Exchange Dealer or the Eligible Counterparty as soon thereafter as is reasonably practicable.

                  The Collection Agent shall notify the Administrative Agent in writing of the name and payment instructions of the Authorized Foreign Exchange Dealer or Eligible Counterparty, and shall direct the Administrative Agent in writing to execute the trade. The Administrative Agent shall withdraw the portion of the Canadian Dollars from the Canada/Canadian Dollar Collection Account required to be paid pursuant to such agreement or agreements and make the payments described in the payment instructions provided pursuant to the preceding sentence, all in accordance with the written instructions of the Collection Agent.

                         RECEIVABLES TRANSFER AGREEMENT


                  The Collection Agent shall maintain written records of any quotations received in response to any solicitations made pursuant to this
Section 2.27 and shall make the same available to the Administrative Agent promptly upon request.

                  If, as a result of changes in customary market practice in, or other changes relating to, the currency exchange markets in Canada, the Collection Agent is unable to comply with the terms hereof in respect of the purchase of United States dollars with Canadian Dollars, then the parties hereto will use all reasonable efforts to agree on the terms of an amendment hereto and to amend the terms hereof in order to permit such compliance with the terms hereof or to reflect such customary market practice.

                  The foregoing shall be the exclusive method by which amounts may be transferred by the Administrative Agent from the Canada/Canadian Dollar Collection Account to the U. S. Dollar Collection Account; provided, however, as an alternate transfer method, the Collection Agent may transfer the required amount of United States dollars, calculated in accordance with the Canadian Exchange Percentage, to the U.S. Dollar Collection Account and upon completion of such transfer, the Administrative Agent shall distribute from the Canada/Canadian Dollar Collection Account the corresponding amount of Canadian Dollars to or upon the order of the Collection Agent; and provided further that the amount of United States dollars transferred is not less than the amount of United States dollars that would have been transferred using the Valuation Price.

                  The Administrative Agent shall in no event whatsoever be responsible for any loss or damages arising out of or with respect to any currency exchange pursuant to this Section 2.27 except to the extent provided in
Article VIII.

                  SECTION 2.28. Receivables Situated in the Province of Quebec.

                  With respect to the Canadian Dollar Receivables, in order to facilitate the registration in the Register of Personal and Movable Real Rights (Quebec) of the transfer and assignment of the undivided percentage ownership interests in the Canadian Dollar Receivables and Related Security, Collections and Proceeds contemplated by this Agreement, the Transferor hereby sells, assigns, transfers and conveys to the Administrative Agent on behalf of the CP Conduit Purchasers and the Committed Purchasers, an undivided percentage ownership interest in the Canadian Dollar Receivables and related Security, Collections and Proceeds situated in the Province of Quebec; title to any Transferred Interest shall pass to the Administrative Agent on behalf of the CP Conduit Purchasers and the Committed Purchasers upon each relevant transfer and each relevant recomputation of the Transferred Interest, as contemplated in this Agreement.

                  SECTION 2.29. Confirmation of Prior Incremental Transfers. The parties hereto hereby confirm all prior Incremental Transfers or purported Transfers of Receivables under the Original Agreement prior to the Restatement Date.

                                  ARTICLE III

                         Representations and Warranties

                  SECTION 3.01. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers that:

                  (a) Corporate Existence and Power. The Transferor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate power

                         RECEIVABLES TRANSFER AGREEMENT


and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Transferor is duly qualified (or has duly applied for such qualification) to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                  (b) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Transferor of this Agreement and the other Transaction Documents to which the Transferor is a party are within the Transferor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof (other than as has been taken or filed), and do not contravene any provision of applicable law, rule or regulation or of the Articles of Incorporation or Bylaws of the Transferor or constitute a default under any agreement or any judgment, injunction, order, writ, decree or other instrument binding upon the Transferor or result in the creation or imposition of any Adverse Claim on the assets of the Transferor (except as contemplated by Section 2.09 hereof).

                  (c) Binding Effect. Each of this Agreement and the other Transaction Documents to which the Transferor is a party constitutes, and the Transfer Certificate, upon payment of the Transfer Price set forth therein, will constitute the legal, valid and binding obligation of the Transferor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).

                  (d) Perfection. Immediately preceding each Transfer hereunder, the Transferor shall be the owner of all of the Receivables, free and clear of all Adverse Claims(other than Permitted Encumbrances). On or prior to each Transfer and each recomputation of the Transferred Interest, all financing statements and other documents required to be recorded or filed in order to perfect and protect the Transferred Interest against all creditors of, and purchasers from, the Transferor and the Sellers will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

                  (e) Accuracy of Information. All information heretofore furnished by or on behalf of the Transferor or the Collection Agent on its behalf (including, without limitation, the Deposit Reports, the Settlement Statements, any other reports delivered pursuant to the terms of this Agreement and the Transferor's financial statements) to any CP Conduit Purchaser, any Committed Purchaser, any Funding Agent or the Administrative Agent for purposes of, or in connection with, this Agreement and the other Transaction Documents are, and all such information hereafter furnished by or on behalf of the Transferor to any CP Conduit Purchaser, any Committed Purchaser, any Funding Agent or the Administrative Agent will be, true and accurate in every material respect, on the date such information is stated or certified.

                  (f) Tax Status. The Transferor has filed all material tax returns (Federal, state and local) required to be filed and has paid or made adequate provision for the payment of all material taxes, assessments and other governmental charges other than taxes or filings contested in good faith or taxes which are not yet due and payable, and for which adequate reserves have been established in accordance with GAAP consistently applied.

                  (g) Actions, Suits. There are no actions, suits or proceedings pending or, to the knowledge of the Transferor threatened, against or affecting the Transferor or its properties, in or before any court, arbitrator or other Official Body, which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect on the performance by the Transferor of its obligations under the Agreement or the validity and enforceability of this Agreement, the Receivables, the Contracts or any other Transaction Document.

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                  (h) Use of Proceeds. No proceeds of any Transfer will be used by the Transferor to acquire any security in any transaction which violates Regulation T, U or X of the Federal Reserve Board.

                  (i) Jurisdiction of Formation; Place of Business. The Transferor is a Delaware corporation and is located for purposes of the UCC in the State of Delaware. The principal place of business and chief executive office of the Transferor are located at the address of the Transferor indicated in Section 10.03 hereof and always have been located in Clark County, Nevada, and the offices where the Transferor keeps all its Records, are located at the address(es) described on Exhibit G or such other locations notified to the Administrative Agent in accordance with Section 2.09 hereof in jurisdictions where all action required by Section 2.09 hereof has been taken and completed.

                  (j) Good Title. Upon each Transfer and each recomputation of the Transferred Interest, the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, shall acquire (A) a valid and perfected first priority undivided percentage ownership interest to the extent of the Transferred Interest or (B) a first priority perfected security interest in each Receivable that exists on the date of such Transfer and recomputation and in the Related Security, Collections and Proceeds with respect thereto, in either case free and clear of any Adverse Claim (other than Permitted Encumbrances).

                  (k) Trade Names, etc. As of the date hereof: (i) the Transferor's chief executive office is located at the address for notices set forth in Section 10.03 hereof, (ii) the Transferor has no subsidiaries or divisions, and the Transferor has operated under its own name within the last five (5) years, (iii) within the last five (5) years, the Transferor has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), and (iv) the exact legal name of the Transferor is Carcorp, Inc.

                  (l) Nature of Receivables. Each Receivable (x) represented by the Transferor or the Collection Agent to be an Eligible Receivable (including in any Settlement Statement or other report delivered pursuant to Section 2.12 hereof) or (y) included in the calculation of the Net Receivables Balance in fact satisfies at such time the definition of "Eligible Receivable."

                  (m) Coverage Requirement. The Percentage Factor does not exceed the Maximum Percentage Factor.

                  (n) Credit and Collection Policy. Since January 1, 2001, there have been no material changes in the Credit and Collection Policy, other than as permitted hereunder. Since such date, no material adverse change has occurred in the overall rate of collection of the Receivables.

                  (o) Collections and Servicing. Since September 30, 2001, there has been no material adverse change in the ability of the Collection Agent, the Sellers, the Transferor or any Subsidiary or Affiliate of any of the foregoing to service and collect the Receivables.

                  (p) No Termination Event. No event has occurred and is continuing and no condition exists which constitutes a Termination Event or a Potential Termination Event.

                  (q) Not an Investment Company. The Transferor is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

                  (r) ERISA. (i) Each of the Transferor and its ERISA Affiliates is in compliance in all material respects with ERISA and (ii) no lien exists in favor of the Pension Benefit Guaranty Corporation on any of the Receivables. No ERISA Event has occurred with respect to Title IV Plans of the Transferor

                         RECEIVABLES TRANSFER AGREEMENT


or its ERISA Affiliates that have an aggregate Unfunded Pension Liability equal to or greater than $10,000,000.

                  (s) Lockbox Accounts. The names and addresses of all the Lockbox Banks, together with the account numbers of the Lockbox Accounts at such Lockbox Banks, are specified in Exhibit B hereto (or at such other Lockbox Banks and/or with such other Lockbox Accounts as have been notified to the Administrative Agent and the Funding Agents for the CP Conduit Purchasers and the Committed Purchasers and for which Lockbox Agreements have been executed in accordance with Section 2.09(b) hereof and delivered to the Collection Agent). All Obligors have been instructed to make payment to a Lockbox Account, and except to the limited extent otherwise provided in Section 6.05(g) of this Agreement, only Collections are deposited into a Lockbox Account.

                  (t) Bulk Sales. No transaction contemplated hereby or by the Receivables Purchase Agreement requires compliance with any "bulk sales" act or similar law.

                  (u) Transfers Under Receivables Purchase Agreement. Each Receivable which has been transferred to the Transferor by any Seller on or after the Original Closing Date has been purchased by the Transferor from such Seller pursuant to, and in accordance with, the terms of the Receivables Purchase Agreement.

                  (v) Preference; Voidability. The Transferor shall have given reasonably equivalent value to each Seller in consideration for the transfer to the Transferor of the Receivables and Related Security, Collections and Proceeds with respect thereto from such Seller, and each such transfer shall not have been made for or on account of an antecedent debt owed by the Seller to the Transferor, and no such transfer is or may be voidable under any Section of the Bankruptcy Reform Act of 1978 (11 U.S.C.ss.ss.101 et seq.), as amended (the "Bankruptcy Code").

                  (w) Material Adverse Effect. Between the date of its formation and the Restatement Date, (i) the Transferor has not incurred any obligations, contingent or non-contingent liabilities, liabilities for charges, long-term leases or unusual forward or long-term commitments except with respect to receivables financing and that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect, (ii) no contract, lease or other agreement or instrument has been entered into by the Transferor or has become binding upon the Transferor's assets except with respect to receivables financing and no law or regulation applicable to the Transferor has been adopted, in each case that has had or could reasonably be expected to have a Material Adverse Effect, and (iii) the Transferor has not, except with respect to receivables financing, entered into, and is not in default, and no third party is in default under any material contract, lease or other agreement or instrument to which the Transferor is a party that alone or in the aggregate could reasonably be expected to have a Material Adverse Effect. Between the date of the formation of the Transferor and the Restatement Date, no event has occurred that alone or together with other events could reasonably be expected to have a Material Adverse Effect.

                  (x) Solvency. Both before and after giving effect to (i) the transactions contemplated by this Agreement and the other Transaction Documents and (ii) the payment and accrual of all Transaction Costs in connection with the foregoing, the Transferor is and will be Solvent.

                  (y) Full Disclosure. No information contained in this Agreement, any of the other Transaction Documents, the Rating Agency Confidential Information Memorandum or any registration statement or annual, quarterly, monthly or other regular report which the Transferor or any of its Affiliates filed with the Securities and Exchange Commission since January 1, 2001 contains any untrue statement of a material fact (taken as a whole) nor has the Transferor or its Affiliates failed to provide to the Administrative Agent, the CP Conduit Purchasers, the Committed Purchasers or the Funding Agents any material information necessary to make the information provided by the Transferor or its Affiliates in

                         RECEIVABLES TRANSFER AGREEMENT

such documents or filings (taken as a whole) not misleading in any material respect in light of the circumstances under and for the purposes for which such information was provided; provided, however, that this representation or warranty shall not relate to any projections or forward looking statements in any such documents provided by the Transferor or its Affiliates.

                  (z) Separate Corporate Existence. The Transferor has, at all times since its formation to the date hereof, complied with the covenants set forth in Section 5.01(n).

                  Any document, instrument, certificate or notice delivered to the Administrative Agent or any Funding Agent by the Transferor or any agent of the Transferor hereunder shall be deemed a representation and warranty by the Transferor.

                  SECTION 3.02. Reaffirmation of Representations and Warranties by the Transferor. On each day that a Transfer is made hereunder, the Transferor, by accepting the proceeds of such Transfer, whether delivered to the Transferor pursuant to Section 2.02(a) or Section 2.05 hereof, shall be deemed to have certified that all representations and warranties described in Section
3.01 hereof are true and correct on and as of such day as though made on and as of such day.

                                   ARTICLE IV

                              Conditions Precedent

                  SECTION 4.01. Conditions to the Original Closing Date. The conditions to effectiveness of the Original Agreement were met on the Original Closing Date, which was the date on which the Administrative Agent received the following documents, instruments and Fees, all of which were in form and substance acceptable to the Administrative Agent:

                  (a) A Certificate of the Secretary or Assistant Secretary of the Transferor in substantially the form of Exhibit I hereto certifying (i) the names and signatures of the officers and employees authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder (on which Certificate the Administrative Agent, the CP Conduit Purchasers and the Committed Purchasers may conclusively rely until such time as the Administrative Agent shall receive from the Transferor a revised Certificate meeting the requirements of this clause (a)(i)), (ii) a copy of the Transferor's Articles of Incorporation, certified by the Secretary of State of the State of Delaware, (iii) a copy of the Transferor's By-Laws, (iv) a copy of resolutions of the Board of Directors of the Transferor approving this transaction and (v) a certificate of the Secretary of State of the State of Delaware certifying the Transferor's good standing under the laws of the State of Delaware.

                  (b) A Certificate of the Secretary or Assistant Secretary or other Responsible Officer, as applicable, of each Seller in substantially the form of Exhibit I hereto certifying (i) the names and signatures of the officers and employees authorized on its behalf to execute the Receivables Purchase Agreement and any other documents to be delivered by it (on which Certificate the Administrative Agent, the CP Conduit Purchasers and the Committed Purchasers may conclusively rely until such time as the Administrative Agent shall receive from such Seller a revised Certificate meeting the requirements of this clause
(b)(i)), (ii) a copy of such Seller's articles or certificate of incorporation or limited liability company certificate of formation, as applicable, certified by the Secretary of State of the state of such Seller's formation, (iii) a copy of such Seller's By-Laws or limited liability company agreement, as applicable,
(iv) a copy of resolutions of the Board of Directors of each corporate Seller approving this transaction and (v) certificates of the Secretary of State of the state of such Seller's formation, certifying such Seller's good standing under the laws of such state.

                         RECEIVABLES TRANSFER AGREEMENT


                  (c) Acknowledgment copies evidencing the filing in the appropriate filing offices of proper financing statements (Form UCC-1), naming the Transferor as the debtor and the Administrative Agent as secured party, and of such other similar instruments or documents as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable under the Relevant UCC of all appropriate jurisdictions or any comparable law to perfect the Administrative Agent's security interest in all Receivables, Related Security, Collections and Proceeds with respect thereto.

                  (d) Acknowledgment copies evidencing the filing in the appropriate filing offices of proper financing statements (Form UCC-1), naming each Seller as debtor, the Transferor as secured party, and the Administrative Agent, as assignee of the secured party, and of such other similar instruments or documents as may be necessary or, in the reasonable opinion of the Administrative Agent, desirable under the Relevant UCC of all appropriate jurisdictions or any comparable law to perfect the Transferor's ownership or security interest in all Receivables, Related Security, Collections and Proceeds with respect thereto.

                  (e) Acknowledgment copies evidencing the filing in the appropriate filing offices of proper financing statements (Form UCC-3), if any, necessary to terminate all security interests and other rights of any person in Receivables and Related Security previously granted by the Transferor.

                  (f) Acknowledgment copies evidencing the filing in the appropriate filing offices of proper financing statements (Form UCC-3), if any, necessary to terminate all security interests and other rights of any person in Receivables and Related Security previously granted by the Sellers.

                  (g) Certified copies of request for information or copies (Form UCC-11) (or a similar search report certified by parties acceptable to the Administrative Agent), dated a date reasonably near the Original Closing Date, listing all effective financing statements which name the Transferor and any Seller (under their respective present names and any previous names) as debtor and which are filed in jurisdictions in which the filings were made pursuant to item (c), (d), (e) or (f) above together with copies of such financing statements (none of which, except for those filed pursuant to item (c) or (d) or those terminated pursuant to item (e) or (f), shall cover any Receivables, Related Security or Contracts).

                  (h) Executed copies of the Lockbox Agreements relating to each of the Lockbox Banks and the Lockbox Accounts.

                  (i) An opinion of Stroock & Stroock & Lavan LLP, special counsel to the Transferor and the Sellers (excluding the Canadian Sellers), addressed to the Administrative Agent, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Rating Agencies, regarding substantive consolidation in the event of a bankruptcy of C&A or any Seller and true sale between each Seller and the Transferor.

                  (j) With respect to each Seller and the Transferor, one or more opinions of special counsel to each such Seller and to the Transferor, addressed in each case to the Administrative Agent, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Rating Agencies, regarding perfection and priority of the interest granted by the Seller to the Transferor and the security interest granted by the Transferor to the Administrative Agent.

                  (k) An opinion of Canadian special counsel to each Canadian Seller, addressed to the Administrative Agent, the CP Conduit Purchasers, the Committed Purchasers and each Funding Agent, regarding substantive consolidation in the event of a bankruptcy of a Canadian Seller and true sale between each Canadian Seller and the Transferor.

                         RECEIVABLES TRANSFER AGREEMENT


                  (l) An opinion of Stroock & Stroock & Lavan LLP, special counsel to the Transferor and the Seller, addressed to the Administrative Agent, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Rating Agencies, regarding the enforceability of the Transaction Documents to which each is a party and other corporate matters.

                  (m) An opinion of Ronald T. Lindsay, General Counsel of C&A, addressed to the Administrative Agent, the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents in form and substance satisfactory to the Administrative Agent and its counsel.

                  (n) An executed copy of this Agreement and each other Transaction Document to be executed by the Transferor and the Sellers.

                  (o) A Settlement Statement for November 2001 and a Weekly Report for the week ending December 7, 2001.

                  (p) (i) audited financial statements of the Parent and its Subsidiaries prepared in accordance with GAAP on a consolidated and consolidating basis (consolidating statements need not be audited by such accountants) for the twelve month period ended on December 31, 2000, (ii) consolidated and consolidating unaudited financial statements for the Parent and its Subsidiaries for the fiscal quarter ended September 30, 2001, and (iii) a pro forma balance sheet of the Transferor as of September 30, 2001.

                  (q) All Fees required to be paid on or prior to the Original Closing Date in accordance with the JPMorgan Chase Fee Letter shall have been paid.

                  (r) The Credit Default Swaps shall be in place and the Required Currency Hedge shall be in place for the Required Hedge Notional Amount.

                  (s) Such other documents, instruments, certificates and opinions as the Administrative Agent shall reasonably request.

                  SECTION 4.02. Conditions to the Restatement Date. This Agreement shall become effective on the first day on which the Administrative Agent shall have received the following documents, instruments, approval and Fees, all of which shall be in a form and substance acceptable to the Administrative Agent:

                  (a) An executed copy of this Agreement and each other Transaction Document to be executed by the Transferor and the Sellers in connection with and on or before the Restatement Date.

                  (b) A Settlement Statement for August 2002 and a Weekly Report for the week ending September 13, 2002.

                  (c) All Fees required to be paid on or prior to the Restatement Date in accordance with the Fee Letters shall have been paid.

                  (d) The Credit Default Swaps shall be in place and the Required Currency Hedge shall be in place for the Required Hedge Notional Amount.

                  (e) Rating Agency approval.

                  (f) Such other documents, instruments, certificates and opinions as the Administrative Agent shall reasonably request.

                         RECEIVABLES TRANSFER AGREEMENT


                  SECTION 4.03. Conditions to Each Transfer. The right of the Transferor to sell Transferred Interests pursuant to Section 2.02 and the obligation, if any, of the CP Conduit Purchasers and the Committed Purchasers to purchase such Transferred Interests is subject to the conditions that on the applicable Transfer Date:

                  (a) No Termination Event or Potential Termination Event shall have occurred and then be continuing;

                  (b) The Termination Date shall not have occurred;

                  (c) The representations and warranties set forth in Section
3.01 hereof and Section 4.1 of the Receivables Purchase Agreement shall be true and correct on and as of such date (except to the extent such representations and warranties relate solely to an earlier date, and then as of such earlier date);

                  (d) A Deposit Report shall have been delivered to the Administrative Agent dated within five (5) Business Days prior to the desired date of such Transfer;

                  (e) The Credit Default Swaps shall be in place and the Required Currency Hedge shall be in place for the Required Hedge Notional Amount;

                  (f) The Administrative Agent and each Funding Agent shall have received such other approvals, opinions or documents as it may reasonably request; and

                  (g) After giving effect to the issuance of Commercial Paper by the CP Conduit Purchasers or the obtaining of funds by the Committed Purchasers to fund the Transfer Price and the payment to the Transferor of the Transfer Price, the Net Investment shall not exceed the Facility Limit.

                                    ARTICLE V

                                    Covenants

                  SECTION 5.01. Affirmative Covenants of the Transferor. At all times from the date hereof to the later to occur of (i) the Termination Date or
(ii) the date on which the Net Investment has been reduced to zero, all accrued Discount, Servicing Fees and all other Aggregate Unpaids shall have been paid in full, in cash, unless the Administrative Agent shall otherwise consent in writing:

                  (a) Financial Reporting. The Transferor and C&A will, and C&A will cause each of C&A's Subsidiaries to, maintain, for itself and each of its respective Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to the Administrative Agent (and with respect to clause (vi) below, each Rating Agency):

                  (i) Annual Reporting. Within ninety-five (95) days after the close of the Transferor's and C&A's fiscal year, (x) audited financial statements of the Parent, prepared in accordance with GAAP on a consolidated and consolidating basis (consolidating statements need not be audited by such accountants) for the Parent and its Subsidiaries, including balance sheets as of the end of such period, related statements of operations, shareholder's equity and cash flows, accompanied by an unqualified audit report certified by independent certified public accountants, reasonably acceptable to the Administrative Agent, prepared in accordance with GAAP and any management letter prepared by such accountants and by a certificate of such accountants that, in the course of the foregoing, nothing has come to their attention to cause such accountants to believe that any Termination Event or Potential Termination Event has occurred,

                         RECEIVABLES TRANSFER AGREEMENT

         or if, in the opinion of such accountants, any Termination Event or Potential Termination Event shall exist, stating the nature and status thereof and (y) unaudited financial statements for the Transferor, including balance sheets as of the end of such period, related statements of income and shareholder's equity, certified by its senior financial officer.

                  (ii) Quarterly Reporting. Within fifty (50) days after the close of the first three (3) quarterly periods of each of the Transferor's and C&A's fiscal years, for (x) the Transferor and (y) for the Parent and its Subsidiaries, in each case, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating related statements of operations, shareholder's equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, together with such other financial or other information as the Administrative Agent or any Funding Agent may reasonably request, in each case certified by its respective senior financial officer.

                  (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate signed by the Transferor's or C&A's, as applicable, chief financial officer stating that (x) the attached financial statements have been prepared in accordance with GAAP consistently applied and accurately reflect the financial condition of the Transferor or the Parent, as applicable, and
         (y) to the best of such Person's knowledge, no Termination Event or Potential Termination Event exists, or if any Termination Event or Potential Termination Event exists, stating the nature and status thereof.

                  (iv) Notice of Termination Events or Potential Termination Events. As soon as possible and in any event within one Business Day after the actual knowledge of a Responsible Officer of the Transferor of the occurrence of each Termination Event or each Potential Termination Event, a statement of the chief financial officer or chief accounting officer of the Transferor setting forth details of such Termination Event or Potential Termination Event and the action which the Transferor has taken or proposes to take with respect thereto.

                  (v) Change in Credit and Collection Policy. Within ten (10) Business Days after the date any material change in or amendment to the Credit and Collection Policy is made, a copy of the Credit and Collection Policy then in effect indicating such change or amendment.

                  (vi) Credit and Collection Policy. Within ninety (90) days after the close of each of C&A's and the Transferor's fiscal years, a complete copy of the Credit and Collection Policy then in effect if any changes were made during such preceding fiscal year.

                  (vii) ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any reportable event (as defined in Article IV of ERISA) which the Transferor, C&A, any of the Sellers or any ERISA Affiliate of the Transferor, C&A or any of the Sellers files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Transferor, C&A, any of the Sellers or any ERISA Affiliates of the Transferor, C&A or the Sellers receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

                  (viii) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of the Parent, copies of all financial statements, reports and proxy statements so furnished.

                  (ix) Other Information. Such other information (including non-financial information) as the Administrative Agent may from time to time reasonably request with respect to the Sellers, the Transferor, C&A or any Subsidiary of any of the foregoing; provided that after a CP Conduit

                         RECEIVABLES TRANSFER AGREEMENT


         Purchaser's Termination Event with respect to any CP Conduit Purchaser such information shall also be provided to the Committed Purchaser with respect to such CP Conduit Purchaser.

                  (b) Conduct of Business. The Transferor will carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted except any jurisdictions where the failure to maintain such authority could not reasonably be expected to have a Material Adverse Effect.

                  (c) Compliance with Laws. The Transferor will, and will cause each Seller and each of the Transferor's and such Seller's Affiliates to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it or its respective properties may be subject, except to the extent that the failure to so comply with such laws, rules, regulations, writs, judgments, injunctions, decrees or awards would not materially adversely affect the ability of the Transferor to perform its obligations under this Agreement.

                  (d) Furnishing of Information and Inspection of Records. The Transferor and C&A will, and will cause each Seller to, furnish to the Administrative Agent from time to time such information with respect to the Receivables as the Administrative Agent may reasonably request, including, without limitation, listings identifying the Obligor and the Outstanding Balance for each Receivable, together with an aging of Receivables. The Transferor and C&A will, and will cause each Seller to, at any time and from time to time during regular business hours and upon reasonable notice and permit the Administrative Agent (or the Committed Purchasers after a CP Conduit Purchaser's Termination Event with respect to the CP Conduit Purchasers), or their agents or representatives, (i) to examine and make copies of and abstracts from all Records and (ii) to visit the offices and properties of the Transferor, C&A and the Sellers for the purpose of examining such Records, and to discuss matters relating to Receivables or the Transferor's, C&A's and the Sellers' performance hereunder and under the other Transaction Documents to which such Person is a party with any of the officers or employees of the Transferor, C&A and the Sellers having knowledge of such matters.

                  (e) Keeping of Records and Books of Account. The Transferor and C&A will, and will cause each Seller to, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Transferor and C&A will, and will cause each Seller to, give the Administrative Agent, each of the Funding Agents and each of the Committed Purchasers, prompt notice of any change in the administrative and operating procedures of the Transferor, C&A or such Seller, as applicable, referred to in the previous sentence to the extent such change may have a Material Adverse Effect.

                  (f) Performance and Compliance with Contracts. The Transferor, at its expense, will cause each Seller to timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by the Transferor or such Seller under the Contracts related to the Receivables.

                  (g) Credit and Collection Policies. The Transferor will, and will cause each Seller to, comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

                         RECEIVABLES TRANSFER AGREEMENT


                  (h) Collections. The Transferor shall, and shall cause each Seller to, instruct all Obligors to cause all Collections to be deposited directly to a Lockbox Account.

                  (i) Collections Received. The Transferor shall, and shall cause each Seller to, hold in trust, and deposit immediately (but in any event no later than one (1) Business Day following receipt thereof) to a Lockbox Account all Collections received from time to time by the Transferor or any Sellers, as the case may be.

                  (j) Sale Treatment. The Transferor (i) will not, and will not permit any Seller to, account for (including for accounting purposes), or otherwise treat, the transactions contemplated by the Receivables Purchase Agreement in any manner other than as a sale of Receivables by the Sellers to the Transferor, or (ii) will not account for (other than for tax purposes) or otherwise treat the transactions contemplated hereby in any manner other than as a sale of Receivables by the Transferor to the CP Conduit Purchasers or the Committed Purchasers, as applicable. In addition, the Transferor shall, and shall cause each Seller to, disclose (in a footnote or otherwise) in all of its financial statements (including any such financial statements consolidated with any other Persons' financial statements) the existence and nature of the transaction contemplated hereby and by the Receivables Purchase Agreement, as applicable, and the interest of the Transferor (in the case of each Seller's financial statements), the CP Conduit Purchasers and the Committed Purchasers (in the case of the Transferor's financial statements) in the Receivables and Related Security (other than the Required Currency Hedge in the case of the Sellers' financial statements), the Required Currency Hedge (in the case of the Transferor's financial statements), Collections and Proceeds with respect thereto.

                  (k) Separate Business. The Transferor shall not engage in any business not permitted by its Articles of Incorporation as in effect on the Original Closing Date.

                  (l) Corporate Documents. The Transferor shall only amend, alter, change or repeal its Articles of Incorporation or the By-laws with the prior written consent of the Administrative Agent which shall not be unreasonably withheld.

                  (m) Net Worth. The Transferor on the Original Closing Date shall have a net worth, and shall thereafter maintain at all times a net worth (as defined in accordance with GAAP), of at least $60,000,000.

                  (n) Separate Corporate Existence. The Transferor shall:

                  (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions and use its commercially reasonable efforts to ensure that the funds of the Transferor will not be diverted to any other Person or for other than corporate uses of the Transferor and that, except as contemplated by
         Section 5.02(e), such funds will not be commingled with the funds of any Seller or any Subsidiary or Affiliate of the Sellers;

                  (ii) To the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, fairly allocate among such entities the salaries of and the expenses related to providing benefits to such officers and other employees, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees;

                  (iii) To the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, fairly allocate among such entities the costs incurred in so doing, and each such entity shall bear its fair share of such costs. To the extent that the Transferor contracts or does business with vendors or service

                         RECEIVABLES TRANSFER AGREEMENT

         providers where the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods or services are provided, and each such entity shall bear its fair share of such costs;

                  (iv) Enter into all material transactions between the Transferor and any of its Affiliates, whether currently existing or hereafter entered into, only on an arm's length basis, it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause (iv);

                  (v) Maintain office space separate from the office space of the Sellers and any Affiliates of the Sellers. To the extent that the Transferor and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

                  (vi) Issue separate unaudited financial statements prepared not less frequently than quarterly and prepared in accordance with GAAP consistently applied;

                  (vii) Conduct its affairs strictly in accordance with its Articles of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders' and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts;

                  (viii) Not assume or guarantee any of the liabilities of, or make any loans to, the Sellers or any Affiliate thereof; provided, that for a period of not more than three (3) months after the Original Closing Date, the Transferor may have outstanding short-term loans to C&A;

                  (ix) Take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct with respect to the Transferor and (y) comply with those procedures described in such provisions which are applicable to the Transferor;

                  (x) Take such actions as are necessary to ensure that not less than one member of Transferor's Board of Directors shall be an individual who is not, and never has been, a direct, indirect or beneficial stockholder, officer, director, employee, affiliate, associate, material supplier or material customer of the Collection Agent or any of its Affiliates (an "Independent Director"). The Articles of Incorporation of the Transferor shall provide that (i) at least one member of the Transferor's Board of Directors shall be an Independent Director, (ii) the Transferor's Board of Directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Transferor unless a unanimous vote of the Transferor's Board of Directors (which vote shall include the affirmative vote of each Independent Director) shall approve the taking of such action in writing prior to the taking of such action and (iii) the provisions requiring an independent director and the provision described in clauses (i) and (ii) of this clause (x) cannot be amended without the prior written consent of each Independent Director;

                  (xi) Take such actions as are necessary to ensure that no Independent Director shall at any time serve as a trustee in bankruptcy for the Transferor or any Affiliate thereof;

                         RECEIVABLES TRANSFER AGREEMENT


                  (xii) Take such actions as are necessary to ensure that the books of account, financial reports and corporate records of the Transferor will be maintained separately from those of C&A and each other Affiliate of the Transferor;

                  (xiii) Take such actions as are necessary to ensure that any financial statements of C&A or any Affiliate thereof which are consolidated to include the Transferor will contain detailed notes clearly stating that (A) all of the Transferor's assets are owned by the Transferor, and (B) the Transferor is a separate corporate entity with its own separate creditors that will be entitled to be satisfied out of the Transferor's assets prior to any value in the Transferor becoming available to the Transferor's equity holders; and the accounting records and the published financial statements of the Sellers will clearly show that, for accounting purposes, the Receivables and Related Security have been sold to the Transferor;

                  (xiv) Take such actions as are necessary to ensure that the Transferor's assets will be maintained in a manner that facilitates their identification and segregation from those of C&A, the Sellers and other Affiliates of C&A;

                  (xv) Take such actions as are necessary to ensure that no Affiliates of the Transferor shall, directly or indirectly, name the Transferor or enter into any agreement to name the Transferor a direct or contingent beneficiary or loss payee or any insurance policy covering the property of any such Affiliate; and

                  (xvi) Take such actions as are necessary to ensure that no Affiliate of the Transferor will be, nor will hold itself out to be, responsible for the debts of the Transferor or the decisions or actions in respect of the daily business and affairs of the Transferor. The Transferor will immediately correct any known misrepresentation with respect to the foregoing, and the Transferor and its Affiliates will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity.

                  (o) Enforcement of Receivables Purchase Agreement. The Transferor shall use its best efforts to enforce all rights held by it under the Receivables Purchase Agreement and shall not waive any breach of any covenant contained in Section 5.1 thereunder without the written consent of the Administrative Agent.

                  (p) Required Currency Hedges. (i) On the Original Closing Date and on each Transfer Date thereafter, the Transferor shall have the Required Currency Hedge in place for the Required Hedge Notional Amount. The Transferor agrees that at any time that it enters into any Required Currency Hedge, it shall have funds available to make payment of fees or other amounts due in connection with the purchase of such Required Currency Hedge at the time that such payments are due and payable thereunder. The Transferor agrees that it will enter into any Required Currency Hedge only on a Weekly Settlement Date or on the Original Closing Date.

                  (ii) The Transferor agrees that at any time that it enters into any Required Currency Hedge, it shall execute and deliver to the Administrative Agent, for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents, an assignment of all amounts payable to the Transferor under such Required Currency Hedge substantially in the form of Exhibit L (each, a "Required Currency Hedge Assignment").

                  (q) Credit Default Swaps. The Transferor agrees that at any time that it enters into any Credit Default Swap, it shall execute and deliver to the Administrative Agent, for the benefit of the CP Conduit Purchasers, the Committed Purchasers and Funding Agents, an assignment of all amounts payable to the Transferor under such Credit Default Swap.

                         RECEIVABLES TRANSFER AGREEMENT


                  (r) Counterparties. If at any time the commercial paper or short term deposit ratings from any Rating Agency assigned to a Counterparty is such that the Counterparty is no longer an Eligible Counterparty, the Transferor shall (x) require such Counterparty to secure its obligations under such Required Currency Hedge or Credit Default Swap or (y) replace the Counterparty with an Eligible Counterparty within the earlier of (A) 30 days or (B) within 5 days in the event that such Counterparty's commercial paper rating or short-term deposit rating is withdrawn or downgraded below A-2 or P-2.

                  (s) Communication with Accountants. The Transferor authorizes the Committed Purchasers, the Collection Agent, the Administrative Agent and each Funding Agent to communicate directly with its independent certified public accountants, and authorizes and shall instruct those accountants and advisors to disclose and make available to the Committed Purchasers, the Collection Agent, the Administrative Agent and each Funding Agent any and all financial statements and other supporting financial documents, schedules and information relating to the Transferor (including copies of any issued management letters) with respect to the business financial condition and other affairs of the Transferor. The Transferor agrees to render the Committed Purchasers, the Collection Agent, the Administrative Agent and each Funding Agent at such applicable Person's own cost and expense, such clerical and other assistance as may be reasonably requested with regard to the foregoing. If any Potential Termination Event or Termination Event shall have occurred and be continuing, the Transferor shall, promptly upon request therefor, assist the Administrative Agent in delivering to the Committed Purchasers and the Funding Agents Records reflecting activity through the close of business on the Business Day immediately preceding the date of such request.

                  (t) Further Assurances. C&A at the joint and several expense of C&A and the other Sellers, shall, upon the request of the Administrative Agent (in consultation with each Funding Agent), from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, within a reasonable time period of such request, such amendments or supplements to this Agreement and the Receivables Purchase Agreement and, on and prior to the Restatement Date, such further instruments and take such further action as may be reasonably necessary (as determined by the Funding Agents in consultation with C&A), to obtain the confirmation of the current ratings assigned to the Commercial Paper (on an unwrapped basis), to the extent such ratings are attributable to the transactions contemplated hereby and the other Transaction Documents. In furtherance of the foregoing and thereafter from time to time as may be necessary, C&A shall (i) cooperate with each of S&P and/or Moody's in connection with any review of the Transaction Documents which may be undertaken by S&P and/or Moody's prior to the Restatement Date and (ii) provide each of S&P and Moody's with such information or access to such information as they may reasonably request in connection with any future review of the ratings referred to above.

                  SECTION 5.02. Negative Covenants of the Transferor. During the term of this Agreement, unless the Administrative Agent shall otherwise consent in writing:

                  (a) No Sales, Liens, etc. Except as otherwise provided herein and in the Receivables Purchase Agreement, the Transferor will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim (other than Permitted Encumbrances) upon or with respect to (or the filing of any financing statement in respect of) (x) any of the Receivables, Related Security Collections or Proceeds thereof, or (y) any Lockbox Account or any amounts on deposit therein.

                  (b) No Extension or Amendment of Receivables. The Transferor will not, and will not permit any Seller to, extend, amend, discharge or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto, except as contemplated by the Credit and Collection Policy, without the prior written consent of each Funding Agent (which consent shall be obtained by the Administrative Agent), and in each case in accordance with the Transaction Documents.

                         RECEIVABLES TRANSFER AGREEMENT


                  (c) No Change in Business or Credit and Collection Policy. The Transferor will not, and will not permit any Seller to, make any change in the character of its business or in the Credit and Collection Policy, which change would have a Material Adverse Effect.

                  (d) No Mergers, etc. The Transferor will not without the prior written consent of the Administrative Agent and the Funding Agents, and except as otherwise permitted pursuant to the Receivables Purchase Agreement, will not permit any Seller (other than C&A, in which case only the consent of the Required Committed Purchasers shall be required) to, (i) consolidate or merge with or into any other Person, or (ii) sell, lease or transfer all or substantially all of its assets to any other Person, provided, that a Seller may merge with or into another Seller or with another Person without such consent if
(A)(1) such Seller is the corporation surviving such consolidation or merger or
(2) the Person into or with whom the Seller is merged or consolidated is an Affiliate and the surviving corporation assumes in writing all duties and liabilities of the Seller under the Transaction Documents, and (B) immediately after and giving effect to such consolidation or merger, no Termination Event or Potential Termination Event shall have occurred and be continuing.

                  (e) Change in Payment Instructions to Obligors; Deposits to Lockbox Accounts. The Transferor will not, and will not permit any Seller to, add or terminate any bank as a Lockbox Bank or any account as a Lockbox Account to or from those listed in Exhibit B hereto or make any change in its instructions to Obligors regarding payments to be made to any Lockbox Account, unless (i) such instructions are to deposit such payments to another existing Lockbox Account or (ii) the Administrative Agent shall have received written notice of such addition, termination or change at least thirty (30) days prior thereto and the Administrative Agent shall have received a Lockbox Agreement executed by each new Lockbox Bank or an existing Lockbox Bank with respect to each new Lockbox Account, as applicable. The Transferor will not deposit or otherwise credit, or cause to be deposited or credited (and will use reasonable commercial efforts to not permit to be so deposited or credited), to any Lockbox Account cash or cash proceeds other than Collections of Receivables. Subject to
Section 6.05(g), in the event any Seller deposits or otherwise credits, or cause or permits to be so deposited or credited, to any Lockbox Account, cash or cash proceeds other than Collections of Receivables, the Transferor shall, or shall cause such Seller to, segregate or cause to be segregated any such cash or cash proceeds from Collections within two (2) Business Days following the deposit or credit to any Lockbox Account.

                  (f) Change of Name, etc. The Transferor will not, and will not permit a Seller to, change its name, the state of its formation, its structure or the location of its chief executive office, unless at least ten (10) days prior to the effective date of any such change the Transferor delivers to the Administrative Agent (i) such documents, instruments or agreements, executed by the Transferor or the related Seller, as applicable, as are necessary to reflect such change and to continue the perfection of the Administrative Agent's ownership interests or security interests in the Receivables and Related Security, Collections and Proceeds with respect thereto and (ii) new or revised Lockbox Agreements executed by the Lockbox Banks, to the extent necessary to enable the Administrative Agent to continue to exercise its rights contained in
Section 2.09 hereof.

                  (g) Amendment to Receivables Purchase Agreement. The Transferor will not, and will not permit any of the Sellers to, amend, modify, or supplement the Receivables Purchase Agreement, except with the prior written consent of the Administrative Agent; nor shall the Transferor take, or permit any of the Sellers to take, any other action under the Receivables Purchase Agreement that shall have a material adverse affect on the Administrative Agent, any CP Conduit Purchaser or any Committed Purchaser or which is inconsistent with the terms of this Agreement.

                  (h) Other Debt. Except as provided for herein or in the Receivables Purchase Agreement, the Transferor will not create, incur, assume or suffer to exist any indebtedness whether current or funded, or any other liability other than (i) indebtedness of the Transferor representing fees,

                         RECEIVABLES TRANSFER AGREEMENT

expenses and indemnities arising hereunder or under the Receivables Purchase Agreement or for the purchase price (including the Seller Notes) of the Receivables under the Receivables Purchase Agreement; (ii) other indebtedness incurred in the ordinary course of its business to the extent permitted by or required under any other Transaction Document and (iii) additional indebtedness in an amount not to exceed $9,500 at any time outstanding.

                  (i) ERISA Matters. The Transferor will not, and will not permit any Seller to, (i) engage or permit any of its ERISA Affiliates to engage in any prohibited transaction (as defined in Section 4975 of the Code and Section 406 of ERISA) for which an exemption is not available or has not previously been obtained from the U.S. Department of Labor; (ii) permit to exist any "accumulated funding deficiency" (as defined in Section 302(a) of ERISA and Section 412(a) of the Code) with respect to any Benefit Plan; (iii) fail to make any payments to any Multiemployer Plan that the Transferor or any ERISA Affiliate of the Transferor is required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (iv) terminate any Benefit Plan so as to result in any liability; or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of a liability to the Transferor or any ERISA Affiliate of the Transferor under ERISA or the Code, if such prohibited transactions, accumulated funding deficiencies, failure to make payments, terminations and reportable events occurring within any fiscal year of the Transferor in the aggregate, involve a payment of money or an incurrence of liability by the Transferor or any ERISA Affiliate of the Transferor in an amount which would be expected to have a Material Adverse Effect.

                  (j) Payment to the Sellers. With respect to any Receivable sold by the Sellers to the Transferor, the Transferor shall, and shall cause the Sellers to, effect such sale under, and pursuant to the terms of, the Receivables Purchase Agreement, including, without limitation, the payment by the Transferor either in cash or by increase in the amount of the Seller Notes of an amount equal to the purchase price for such Receivable as required by the terms of the Receivables Purchase Agreement.

                  (k) Amendments to Credit Default Swaps. The Transferor shall not supplement, amend, extend, replace, terminate or otherwise modify any Credit Default Swap without the consent of the Administrative Agent, each Funding Agent and each Committed Purchaser, except that (a) only the consent of the Administrative Agent shall be required for the Transferor to extend a Credit Default Swap and (b) no such consent shall be required for the Transferor to (i) enter into an amendment solely to reduce the notional amount under a Credit Default Swap or (ii) terminate a Credit Default Swap; provided, that (x) prior to (and, in any event, at least one Business Day before) reducing or terminating such Credit Default Swap, the Collection Agent provides the Administrative Agent, each Funding Agent and each Committed Purchaser with a certificate (signed by a Responsible Officer of the Collection Agent) which attaches a Weekly Report giving pro forma effect to any reduction in the Net Receivables Balance resulting from the reduction or termination of such Credit Default Swap and which certifies that, after giving pro forma effect to the reduction or termination of such Credit Default Swap, the Percentage Factor does not exceed the Maximum Percentage Factor and (y) after giving pro forma effect to any reduction in the Net Receivables Balance resulting from the reduction or termination of such Credit Default Swap, the Percentage Factor does not exceed the Maximum Percentage Factor.

                                   ARTICLE VI

                         Administration and Collections

                  SECTION 6.01. Appointment of Collection Agent. The servicing, administering and collection of the Receivables shall be conducted by such Person (the "Collection Agent") so designated from time to time in accordance with this Section 6.01. Until the Administrative Agent (at the direction of the Funding Agents) gives notice to C&A of the designation of a new Collection Agent pursuant to this

                         RECEIVABLES TRANSFER AGREEMENT

Section 6.01, C&A is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof. The Collection Agent may not delegate any of its rights, duties or obligations hereunder, or designate a substitute Collection Agent, without the prior written consent of the Administrative Agent; provided that C&A shall be permitted to delegate its duties and obligations as Collection Agent hereunder to the Sellers or any of C&A's Affiliates, but such delegation shall not relieve C&A of its duties and obligations as Collection Agent hereunder. The Administrative Agent may, and upon the direction of the Required Committed Purchasers the Administrative Agent shall, but only after the occurrence of a Collection Agent Default or any other Termination Event, designate as Collection Agent any Person (including itself) to succeed C&A or any successor Collection Agent, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collection Agent pursuant to the terms hereof. Following a Collection Agent Default or a Termination Event, the Administrative Agent may notify any Obligor of the designation of a successor Collection Agent.

                  SECTION 6.02. Duties of Collection Agent.

                  (a) The Collection Agent shall take or cause to be taken all such action as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Transferor, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Administrative Agent, hereby appoints as its agent the Collection Agent, from time to time designated pursuant to Section 6.01 hereof, to enforce its respective rights and interests in and under the Receivables and Related Security, Collections and Proceeds with respect thereto. To the extent permitted by applicable law, the Transferor hereby grants to any Collection Agent appointed hereunder an irrevocable power of attorney to take in the Transferor's name and on behalf of the Transferor any and all steps necessary or desirable, in the reasonable determination of the Collection Agent, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Transferor's name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts. The Collection Agent shall set aside for the account of the Transferor, on the one hand, and for the account of the CP Conduit Purchasers and the Committed Purchasers, on the other hand, their respective aggregate Collections of Receivables in accordance with Sections 2.05 and 2.06 hereof. The Collection Agent shall segregate and deposit to the Administrative Agent's account the aggregate Collections of Receivables allocable to the CP Conduit Purchasers and the Committed Purchasers when required pursuant to
Article II hereof. The Transferor shall deliver to the Collection Agent and the Collection Agent shall hold in trust for the Transferor, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Administrative Agent, in accordance with their respective interests, all Records which evidence or relate to Receivables, Related Security or Collections. Notwithstanding anything to the contrary contained herein, the Administrative Agent shall have the absolute and unlimited right, during the continuance of a Potential Termination Event and after the occurrence of a Termination Event, if the Collection Agent is C&A, to direct the Collection Agent to commence or settle any legal action to enforce collection of any Receivable or to foreclose upon or repossess any Related Security. The Collection Agent shall not make the Administrative Agent, any of the CP Conduit Purchasers, any of the Funding Agents or any of the Committed Purchasers a party to any litigation without the prior written consent of such Person.

                  (b) If the Collection Agent is not the Transferor, C&A, any Seller or an Affiliate of the Transferor or the Sellers, the Collection Agent, by giving three (3) Business Days' prior written notice to the Administrative Agent, may revise the Servicing Fee; provided that such revised Servicing Fee shall be a reasonable fee agreed upon by the Collection Agent and the Administrative Agent reflecting rates and terms prevailing at such time as would be negotiated on an arm's-length basis. The Collection Agent, if other than the Transferor, C&A, any Seller or an Affiliate of the Transferor or the Sellers, shall as soon as

                         RECEIVABLES TRANSFER AGREEMENT

practicable upon demand, deliver to the applicable Seller all Records in its possession which evidence or relate to indebtedness of an Obligor which is not a Receivable.

                  (c) On or before ninety (90) days after March 31 of each year, beginning with March 31, 2002, and with respect to the four calendar quarters ended on the applicable March 31 (the "Applicable Period"), the Collection Agent shall cause a firm of nationally recognized independent public accountants reasonably acceptable to the Administrative Agent (who may also render other services to the Collection Agent, the Transferor, the Sellers or any Affiliates of any of the foregoing), at the expense of the Transferor, to furnish a report to the Administrative Agent and the Transferor to the effect that they have:

                  (i) randomly selected at least one Settlement Statement for each quarter delivered during the Applicable Period then ended and verified that the amounts presented on such Settlement Statement relating to sales, total dilution, net sales, collections, net write-offs, concentrations and aging of Receivables agreed with the information provided to the Collection Agent by each Seller;

                  (ii) verified that the amounts presented on each Seller's reports to the Collection Agent for the periods selected in (i) above relating to sales, total dilution, net sales, collections, promotional allowances, net write-offs, concentrations and aging of Receivables agreed with the information contained within such Seller's underlying accounting records for such Settlement Period;

                  (iii) randomly selected at least one Deposit Report for each quarter delivered during the Applicable Period then ended and verified that the amounts presented on such Deposit Report relating to sales, collections, concentrations and aging of Receivables agreed with the information provided to the Collection Agent by each Seller;

                  (iv) verified that the amounts presented on each Seller's reports to the Collection Agent for the periods selected in clause
         (iii) above relating to sales, collections, concentrations and aging of Receivables agreed with the information contained within such Seller's underlying accounting records for such period;

                  (v) recalculated the Net Receivables Balance as of the end of at least one Settlement Period and one Deposit Report for each quarter during the Applicable Period and agreed each such amount to the respective Settlement Statement or Deposit Report;

                  (vi) randomly selected a sample of at least 100 Receivables in the aggregate for all Sellers to perform the verifications referred to in clauses (ii), (iii) and (iv) above;

                  (vii) randomly selected a sample of at least 100 Receivables in the aggregate for all Sellers (which may be the same receivables selected in clause (vi) above and verified that such Receivables that are treated by the Collection Agent as Eligible Receivables in fact satisfied the requirements of clauses (iii), (iv) and (viii) of the definition of such term;

                  (viii) randomly selected at least one Settlement Statement for each quarter during the Applicable Period and conducted a "negative confirmation" or other alternative procedures of a sample of at least 100 Receivables in the aggregate for all Sellers (which may be the same Receivables selected in clause (vi) above) and verified that each Seller's records and computer system used in servicing the Receivables contained correct information with regard to outstanding balances;

                         RECEIVABLES TRANSFER AGREEMENT

                  (ix) randomly selected at least one Settlement Statement for each quarter during the Applicable Period and selected a sample of at least 100 Receivables in the aggregate for all Sellers (which may be the same Receivables selected in clause (vi) above) and verified that such Receivables were included in the proper aging category on such Settlement Statement based on the dates listed on the original invoices for such Receivables; and

                  (x) such other reasonable procedures identified by the Funding Agents and for which notice of such additional procedures shall have been given to the Collection Agent no later than 30 days after the end of such fiscal year.

except, in each case for (a) such exceptions as such firm shall believe to be immaterial (which exceptions need not be enumerated) and (b) such other exceptions as shall be set forth in such statement.

                  (d) Notwithstanding anything to the contrary contained in this
Article VI, the Collection Agent, if not the Transferor, C&A, any Seller or any Affiliate of the Transferor or the Sellers, shall have no obligation to collect, enforce or take any other action described in this Article VI with respect to any indebtedness that is not included in the Transferred Interest other than to deliver to the Transferor the collections and documents with respect to any such indebtedness as described in Section 6.02(b) hereof.

                  SECTION 6.03. Rights After Designation of New Collection Agent. At any time following the designation of a Collection Agent other than C&A, any Seller or the Transferor pursuant to the penultimate sentence of
Section 6.01 hereof:

                  (i) The Administrative Agent may, at its option, or shall, at the direction of the Required Committed Purchasers, direct that payment of all amounts payable under any Receivable be made directly to the Administrative Agent or its designee for the benefit of the CP Conduit Purchasers and the Committed Purchasers.

                  (ii) The Transferor shall, at the Administrative Agent's request and at the Transferor's expense, give notice of the CP Conduit Purchasers', the Transferor's and/or the Committed Purchasers' ownership of Receivables to each Obligor and direct that payments be made directly to the Administrative Agent or its designee.

                  (iii) The Transferor shall, at the Administrative Agent's request, (A) assemble all of the Records, and shall make the same available to the Administrative Agent or its designee at a place selected by the Administrative Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Receivables in a manner acceptable to the Administrative Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrative Agent or its designee.

                  (iv) The Transferor hereby authorizes the Administrative Agent to take any and all steps in the Transferor's name and on behalf of the Transferor necessary or desirable, in the determination of the Administrative Agent, to collect all amounts due under any and all Receivables, including, without limitation, endorsing the Transferor's name on checks and other instruments representing Collections and enforcing such Receivables and the related Contracts.

                  SECTION 6.04. Representations and Warranties of the Collection Agent. The Collection Agent represents and warrants (solely as to itself) to the Administrative Agent, each CP Conduit Purchaser, each Committed Purchaser and each Funding Agent as of the date it becomes a Collection Agent hereunder that:

                         RECEIVABLES TRANSFER AGREEMENT


                  (a) Corporate Existence and Power. The Collection Agent is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where the failure to obtain such licenses, authorizations, consents and approvals would not have a Material Adverse Effect. The Collection Agent is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                  (b) Corporate and Governmental Authorization, Contravention. The execution, delivery and performance by the Collection Agent of this Agreement (i) are within the Collection Agent's corporate powers, (ii) have been duly authorized by all necessary corporate action on the Collection Agent's part, (iii) require no action by or in respect of, or filing with, any Official Body or official thereof (except for the filing of UCC financing statements as required by this Agreement or as have been taken or filed and, with respect to filings other than UCC financing statements, filings where the failure to file will not have a Material Adverse Effect), (iv) do not contravene, or constitute a default under, any provision of applicable Law or of the organizational documents of the Collection Agent or of any agreement or other material instrument binding upon the Collection Agent, except where such contravention or default would not have a Material Adverse Effect, and (v) do not result in the creation or imposition of any Adverse Claim (other than Permitted Encumbrances) on the assets of the Collection Agent or any of its Affiliates.

                  (c) Binding Effect. This Agreement constitutes the legal, valid and binding obligations of the Collection Agent, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and general equitable principles (whether considered in a proceeding at law or in equity).

                  (d) Actions, Suits. There are not any actions, suits or proceedings at law or in equity or by or before any court or Official Body now pending or, to the knowledge of the Collection Agent, threatened against or affecting the Collection Agent or any of its Subsidiaries or any property or rights of the Collection Agent or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination and which (i) if adversely determined, could individually or in the aggregate result in a Material Adverse Effect or (ii) involve the Transaction Documents or (iii) if adversely determined could materially adversely affect the transactions contemplated by the Transaction Documents.

                  (e) Eligible Receivables. Each Receivable (x) represented by the Collection Agent to be an Eligible Receivable (including in any Settlement Statement or other report delivered pursuant to Section 2.12 hereof) or (y) included in the calculation of the Net Receivables Balance in fact satisfies at such time the definition of "Eligible Receivable."

                  SECTION 6.05. Covenants of the Collection Agent. At all times from the date hereof to the date on which the Aggregate Unpaids shall be equal to zero, unless the Administrative Agent shall otherwise consent in writing:

                  (a) Credit and Collection Policy. The Collection Agent will comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

                  (b) Collections Received. The Collection Agent shall hold in trust, and deposit as soon as reasonably practicable (but in any event no later than one Business Day following its receipt thereof) to a Lockbox Account all Collections received from time to time by the Collection Agent.

                  (c) Notice of Termination Events, Potential Termination Events or Collection Agent Defaults. Immediately, and in any event within one (1) Business Day after the Collection Agent obtains

                         RECEIVABLES TRANSFER AGREEMENT


knowledge of the occurrence of each Termination Event, Potential Termination Event or Collection Agent Default, the Collection Agent will furnish to the Administrative Agent and each Funding Agent a statement of a Responsible Officer of the Collection Agent setting forth details of such Termination Event, Potential Termination Event or Collection Agent Default, and the action which the Collection Agent, the Transferor or a Seller proposes to take with respect thereto.

                  (d) Conduct of Business. The Collection Agent will do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted to the extent that the failure to maintain such would have a Material Adverse Effect.

                  (e) Compliance with Laws. The Collection Agent will comply in all respects with all Laws with respect to the Receivables to the extent that any non-compliance would have a Material Adverse Effect.

                  (f) Further Information. The Collection Agent shall furnish or cause to be furnished to the Administrative Agent and, after a Termination Event or a Potential Termination Event, any Funding Agent such other information relating to the Receivables and readily available public information regarding the financial condition of the Collection Agent, as soon as reasonably practicable, and in such form and detail, as the Administrative Agent may reasonably request and, after a Termination Event or a Potential Termination Event, as any Funding Agent may reasonably request.

                  (g) Johnson Controls, Inc. Collections. The Collection Agent will prepare a daily report which set forth (i) the Collections received by the Collection Agent or a Seller from, or that are deposited into a Lockbox Account by, DaimlerChrysler which are to be paid and are owed to Johnson Controls, Inc. (the "JCI Collections") and (ii) the payment instructions indicating where such JCI Collections are to be forwarded by the Administrative Agent on behalf of Johnson Controls Inc. Such daily report shall be delivered by the Collection Agent to the Administrative Agent prior to 3:00 p.m. (New York time) on each day on which JCI Collections are received by the Collection Agent or a Seller or are deposited into a Lockbox Account. In addition, (i) the Collection Agent shall transfer all JCI Collections deposited in the Lockbox Accounts to account #507-839463 at JPMorgan Chase (the "JCI Collection Account") as soon as reasonably practicable (but in any event no later than one Business Day following its receipt thereof) and (ii) the Administrative Agent shall transfer all JCI Collections deposited into the JCI Collection Account in accordance with the instructions provided by the Collection Agent pursuant to this Section 6.05(g) no later than (a) if the JCI Collections are deposited into the JCI Collection Account by 3:00 p.m. (New York time), 5:00 p.m. (New York time) on the date such funds are deposited into the JCI Collection Account and (b) if the JCI Collections are deposited into the JCI Collection Account after 3:00 p.m. (New York time), 5:00 p.m. (New York time) on the Business Day immediately following the date such funds are deposited into the JCI Collection Account. Any funds held in the JCI Collection Account may, upon the request of the Collection Agent, be invested in a cash escrow product maintained by the Administrative Agent.

                  SECTION 6.06. Negative Covenants of the Collection Agent and/or C&A. At all times from the date hereof to the date on which the Aggregate Unpaids shall be equal to zero, unless the Administrative Agent shall otherwise consent in writing:

                  (a) No Sales, Liens, Etc. Except as otherwise provided herein and in the Receivables Purchase Agreement, neither the Collection Agent nor C&A will (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create any Adverse Claim (other than Permitted Encumbrances) upon or with respect to (or file any financing statement in respect of) (A) any of the Receivables, Related Security, Collections or Proceeds with respect thereto, or
(B) any Lockbox Account to which any Collections of any Receivable are sent (including the assignment of any right to receive income in respect

                         RECEIVABLES TRANSFER AGREEMENT

thereof), or (ii) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create any Adverse Claim (other than Permitted Encumbrances) upon or with respect to (or file any financing statement in respect of) any inventory or goods, the sale of which may give rise to a Collection.

                  (b) Consolidations, Mergers and Sales of Assets. Neither the Collection Agent nor C&A shall without the prior written consent of the Required Committed Purchasers (i) consolidate or merge with or into any other Person or
(ii) sell, lease or otherwise transfer all or substantially all of its assets to any other Person; provided, that the Collection Agent or C&A, as applicable, may consolidate or merge with another Person without such consent if (A)(1) the Collection Agent or C&A, as applicable, is the corporation surviving such consolidation or merger or (2) the Person into or with whom the Collection Agent or C&A, as applicable, is merged or consolidated is an Affiliate and the surviving corporation assumes in writing all duties and liabilities of the Collection Agent or C&A, as applicable, hereunder and (B) immediately after and giving effect to such consolidation or merger, no Termination Event or Potential Termination Event shall have occurred and be continuing.

                  (c) Lockbox Accounts. Except as permitted pursuant to Section 2.05, 2.06, 2.09(b), 2.13, 5.02(e) and 6.05(g) of this Agreement or as otherwise permitted under or required by the Transaction Documents, neither the Collection Agent nor C&A shall make, or cause or permit any other Person to make any transfer of funds on deposit in a Lockbox Account.

                  (d) Modifications of Receivables or Contracts. The Collection Agent shall not extend, amend, discharge or otherwise modify the terms of any Receivable, or amend, modify or waive any term or condition of any Contract related thereto, except as contemplated by the Credit and Collection Policy, without the prior written consent of each Funding Agent (which consent shall be obtained by the Administrative Agent), and in each case in accordance with the Transaction Documents.

                  SECTION 6.07. Collection Agent Default. The occurrence of any one or more of the following events shall constitute a Collection Agent default (each, a "Collection Agent Default"):

                  (a) (i) the Collection Agent or, to the extent that the Transferor, C&A, any Seller or any Affiliate of the Transferor or the Sellers is then acting as Collection Agent, the Transferor, C&A, such Seller or such Affiliate, as applicable, shall fail to observe or perform any material term, covenant or agreement hereunder (other than as referred to in clauses (ii) and (iii) of this Section 6.07(a)), and such failure shall remain unremedied for ten
(10) days, after a Responsible Officer of the Collection Agent has knowledge thereof or (ii) the Collection Agent or, to the extent that the Transferor, C&A, any Seller or any Affiliate of the Transferor or the Sellers is then acting as Collection Agent, the Transferor, C&A, such Seller or such Affiliate, as applicable, shall fail to make any payment or deposit required to be made by it hereunder when due and such failure remains uncured for one (1) Business Day or the Collection Agent shall fail to observe or perform in any material respect any term, covenant or agreement on the Collection Agent's part to be performed under Section 2.09(b) hereof, or (iii) the Collection Agent fails to deliver any Deposit Report within two (2) Business Days of the date when due or Settlement Statement within one (1) Business Day of the date when due; or

                  (b) any representation, warranty, certification or statement made by the Collection Agent in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made; provided that no such event shall constitute a Collection Agent Default (i) unless such event shall continue unremedied for a period of ten (10) days from the date a Responsible Officer of the Collection Agent obtains knowledge thereof, and (ii) if any such representation and warranty relates to a Receivable for which the Transferor has paid to the Collection Agent an amount equal to the Outstanding Balance of such Receivable pursuant to Section 2.10(b); or

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                  (c) the Collection Agent or any of its Subsidiaries shall (i) fail to pay any principal or interest, regardless of amount, due in respect of Indebtedness having an aggregate principal or notional amount in excess of $10,000,000, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreements or instruments evidencing or governing any Indebtedness having an aggregate principal amount in excess of $10,000,000 if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf to cause, such Indebtedness to become due prior to its stated maturity; or

                  (d) an Event of Bankruptcy shall occur and be continuing with respect to the Collection Agent or any of its direct or indirect Subsidiaries that is a Seller or the Transferor; or

                  (e) there shall have occurred any event which, in the commercially reasonable judgment of the Administrative Agent, materially and adversely affects the Collection Agent's ability to collect the Receivables under this Agreement.

                  SECTION 6.08. Responsibilities of the Transferor and the Sellers. Anything herein to the contrary notwithstanding, the Transferor shall, and/or shall cause each Seller to, (i) perform all of such Seller's obligations under the Contracts related to the Receivables to the same extent as if interests in such Receivables had not been sold hereunder and under the Receivables Purchase Agreement and the exercise by the Administrative Agent, the CP Conduit Purchasers and the Committed Purchasers of their rights hereunder and under the Receivables Purchase Agreement shall not relieve the Transferor or the Seller from such obligations and (ii) pay when due any taxes, including without limitation, any sales taxes payable in connection with the Receivables and their creation and satisfaction. Neither the Administrative Agent, any of the CP Conduit Purchasers nor any of the Committed Purchasers shall have any obligation or liability with respect to any Receivable or related Contracts, nor shall it be obligated to perform any of the obligations of the Seller thereunder.

                  SECTION 6.09. Grant of License. For the purpose of enabling the Administrative Agent or a successor Collection Agent to perform the functions of servicing and collecting the Receivables upon a Collection Agent Default, the Collection Agent and each Seller hereby (i) assigns, to the extent permitted, to the Administrative Agent for the benefit of the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers and shall be deemed to assign to the Administrative Agent for the benefit of the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers and any successor Collection Agent all rights owned or hereinafter acquired by any Seller or the Collection Agent (by license, sublicense, lease, easement or otherwise) in and to any equipment or any software (together with a copy thereof) in each case listed on Schedule E hereto, (ii) agrees to use its best efforts to assist the Administrative Agent for the benefit of the Funding Agents, the CP Conduit Purchasers, the Committed Purchasers and any successor Collection Agent to arrange licensing agreements with all software vendors and other applicable persons in a manner and to the extent reasonably appropriate to effectuate the servicing of the Receivables, and (iii) deliver to the Administrative Agent executed copies of any landlord waivers in a form reasonably acceptable to the Administrative Agent, that may be necessary to grant to the Administrative Agent access to any leased premises of the Collection Agent for which the Administrative Agent or any successor Collection Agent may require access to perform the collection and administrative functions to be performed by the Administrative Agent under the Transaction Documents.

                  SECTION 6.10. Collection Agent Indemnification of Indemnified Parties. The Collection Agent shall indemnify and hold harmless the Indemnified Parties, from and against any loss, liability, expense, damage or injury suffered or sustained solely by reason of any breach by the Collection Agent of any of its representations, warranties or covenants contained in this Agreement, including any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses reasonably incurred in connection with the defense of any actual action, proceeding or claim; provided, however, that (i) the

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Collection Agent shall not indemnify the Indemnified Parties if such acts or omissions were attributable directly or indirectly to fraud, negligence, breach of fiduciary duty or willful misconduct by any such Indemnified Party and (ii) the Collection Agent shall not be under any liability to the Indemnified Parties for any action taken or for refraining from the taking of any action in good faith in its capacity as Collection Agent pursuant to this Agreement; provided, further, however that the immediately preceding proviso shall not protect the Collection Agent against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Collection Agent may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Collection Agent or an Affiliate of the Collection Agent) respecting any matters arising hereunder. Any indemnification pursuant to this Section shall be had only from the assets of the Collection Agent and shall not be payable from Collections, except to the extent such Collections are released to the Collection Agent in accordance with Sections 2.05 and 2.06. The provisions of such indemnity shall run directly to and be enforceable by such Indemnified Parties. Without limiting the foregoing, the Transferor, by transferring interests in the Receivables to the CP Conduit Purchasers, and the CP Conduit Purchasers, by acquiring such interest in the Receivables, acknowledge that each Seller has transferred such Receivables and the Transferor, and the CP Conduit Purchasers, as applicable, have assumed all risk of payment and collection with respect thereto.

                                  ARTICLE VII

                               Termination Events

                  SECTION 7.01. Termination Events. The occurrence of any one or more of the following events shall constitute a Termination Event:

                  (a) the Transferor, any Seller or the Collection Agent shall fail to make any payment or deposit to be made by it hereunder or under any of the Transaction Documents when due hereunder or thereunder and such failure continues for one (1) Business Day; or

                  (b) any representation, warranty, certification or statement made by the Transferor, the Collection Agent or any Seller in this Agreement, any other Transaction Document to which it is a party or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made (and, if any time period is provided for correcting any representation or warranty in Section 3.01, Section 3.02 or
Section 3.03, has not been corrected within the time period provided in such Section); provided, however, that (i) no such representation, warranty, certification or statement relating to a Receivable for which the Transferor has timely paid to the Collection Agent the Deemed Collection required to be paid as a result thereof in accordance with Section 2.10(b) shall give rise to a Termination Event under this paragraph (b), (ii) any such incorrectness with respect to a representation or warranty in Section 3.01(f) or Section 3.01(r)(i) shall not give rise to a Termination Event under this paragraph (b) if corrected within 15 days from the date a Responsible Officer of the Transferor obtains knowledge thereof, and (iii) any such incorrectness with respect to a representation or warranty in Section 3.01(e) or Section 3.01(s) shall not give rise to a Termination Event under this paragraph (b) if corrected within three
(3) Business Days from the date a Responsible Officer of the Transferor obtains knowledge thereof; or

                  (c) the Transferor, any Seller or the Collection Agent shall fail to observe or perform in any material respect any other term, covenant or agreement in this Agreement or any other Transaction Document (and, if any time period is provided for any such observance or performance, such observance or performance has not occurred within such time period); provided, that any such failure with respect to

                         RECEIVABLES TRANSFER AGREEMENT


the covenant set forth in Section 5.01(f) shall not give rise to a Termination Event under this paragraph (c) until after giving effect to the cure period, if any, set forth in the related Contract; or

                  (d) the Transferor shall fail to make any payment of principal or interest in respect of any Indebtedness when and as the same shall become due and payable after giving effect to any applicable grace period with respect thereto; or any event or condition occurs that results in any such Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any such Indebtedness or any trustee or agent on its or their behalf to cause any such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; or

                  (e) any Event of Bankruptcy shall occur with respect to the Transferor, the Collection Agent or C&A or any Seller which shall have sold Receivables with an Outstanding Balance at such time of $10,000,000 or greater pursuant to the Receivables Purchase Agreement; or

                  (f) after the filing in the appropriate offices of the financing statements described in Sections 4.01(c), 4.01(d), 4.01(e) and 4.01(f), the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, shall, for any reason, fail or cease to have a valid and perfected first priority ownership or security interest in the Receivables and Related Security, Collections and Proceeds with respect thereto, free and clear of any Adverse Claims (other than Permitted Encumbrances); or

                  (g) a Collection Agent Default shall have occurred; or

                  (h) the Transferor or any Seller shall enter into any corporate transaction or merger whereby it is not the surviving entity (other than, in the case of any Seller, a merger or consolidation which does not, in the reasonable opinion of the Funding Agents, materially adversely affect the collectibility of the Receivables sold by such Seller or the performance of such Seller's obligations under the Transaction Documents); or

                  (i) there shall have occurred any event or condition which would have material adverse effect on either the collectibility of the Receivables or the ability of the Transferor or any Seller to perform its respective obligations under the Transaction Documents to which it is a party since the Restatement Date; or

                  (j) the Percentage Factor exceeds the Maximum Percentage Factor and the Transferor shall not have, by the next Business Day thereafter, reduced the Net Investment from previously received Collections or other funds available to the Transferor so as to reduce the Percentage Factor on such Business Day to less than or equal to 100%; or

                  (k) the average Dilution Ratio for the three preceding Settlement Periods exceeds 4.50%; or

                  (l) the average Default Ratio for the three preceding Settlement Periods exceeds 3.75%; or

                  (m) the average Delinquency Ratio for the three preceding Settlement Periods exceeds 14.00%; or

                  (n) C&A or any of its Subsidiaries shall default in the observance or performance of Section 6.14 or Section 6.15 of the Senior Credit Facility or an Event of Default (as such term is defined

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in the Senior Credit Facility) described in clause (m) of Article VII of the Senior Credit Facility shall have occurred; or

                  (o) a Responsible Officer of the Transferor or any Seller shall receive notice or become aware that a notice of lien has been filed against the Transferor, any Seller or the Collection Agent under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or
Section 302(f) of ERISA applies; or

                  (p) a Purchase Termination Date shall have occurred under the Receivables Purchase Agreement with respect to all Sellers; or

                  (q) C&A and the Sellers (in the aggregate) shall fail to maintain 100% ownership of the Transferor; or

                  (r) the existence at any time of any litigation, arbitration proceedings or governmental proceeding involving any Seller or the Transferor or the Receivables which would be reasonably likely to have a Material Adverse Effect; or

                  (s) (i) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against a Seller, the Collection Agent, C&A or their Subsidiaries or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed or to the extent that an insurance carrier has accepted a claim for coverage thereto; (ii) one or more judgments for the payment of money shall be rendered against the Transferor and shall not have been satisfied; or (iii) any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Transferor, a Seller, the Collection Agent, C&A, or their Subsidiaries to enforce any such judgment; or

                  (t) the Collection Agent shall fail to deliver to the Administrative Agent any report required to be delivered by it under the terms of the Transaction Documents within one (1) Business Day of (i) with respect to any Deposit Report or Settlement Statement, when such report was due or (ii) with respect to any other report, receipt by the Collection Agent of written notice from the Administrative Agent that such report is due; or

                  (u) any Event of Bankruptcy shall occur with respect to any Seller which shall have sold Receivables with an Outstanding Balance at such time of less than $10,000,000 pursuant to the Receivables Purchase Agreement.

                  SECTION 7.02. Remedies Upon the Occurrence of a Termination Event.

                  (a) Upon the occurrence of any Termination Event, the Administrative Agent may, or at the direction of the Required Committed Purchasers shall, by notice to the Transferor and the Collection Agent, declare the Termination Date to have occurred; provided, however, that in the case of any event described in Sections 7.01(e), 7.01(f), 7.01(j) or 7.01(q) above, the Termination Date shall be deemed to have occurred automatically upon the occurrence of such event. At all times after the declaration or automatic occurrence of the Termination Date pursuant to this Section 7.02(a), the Base Rate plus 3.00% shall be the Tranche Rate applicable to the Net Investment for all existing and future Tranches. If an event or condition shall have occurred which constitutes a Potential Termination Event, the Administrative Agent may, by notice to the Transferor, declare such event or condition a Potential Termination Event.

                  (b) In addition, if any Termination Event occurs hereunder,
(i) the Administrative Agent shall promptly notify the Transferor in writing whether it has declared the Termination Date to have

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occurred and whether it will be exercising the remedies specified in this
Section 7.02, (ii) the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, shall have all of the rights and remedies provided to a secured creditor or a purchaser of accounts under the Relevant UCC by applicable law in respect thereto and (iii) if the Administrative Agent so elects (A) the Facility Limit shall be reduced as of each calendar date thereafter to equal the Net Investment as of such date and
(B) the Percentage Factor shall be increased to 100%.

                  SECTION 7.03. Reconveyance Under Certain Circumstances. The Transferor agrees to accept the reconveyance from the Administrative Agent, on behalf of the CP Conduit Purchasers and/or the Committed Purchasers, of the Transferred Interest if any Termination Event occurs hereunder and the Administrative Agent notifies the Transferor of a material breach of any representation or warranty made or deemed made pursuant to Sections 3.01(a), 3.01(b), 3.01(c), 3.01(d), 3.01(g) and 3.01(j) of this Agreement. The reconveyance price shall be paid by the Transferor to the Administrative Agent, for the account of the CP Conduit Purchasers and the Committed Purchasers, as applicable, in immediately available funds on demand in an amount equal to the Aggregate Unpaids.

                                  ARTICLE VIII

                            The Administrative Agent

                  SECTION 8.01. Appointment. Each of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents hereby irrevocably designates and appoints the Administrative Agent as the agent of such Person under this Agreement and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. To the extent the Administrative Agent takes any such action, the Transferor, each Seller and the Collection Agent, in dealing with the Administrative Agent, shall have the right to assume that the Administrative Agent is authorized to so act, absent actual knowledge to the contrary. Notwithstanding any provision to the contrary elsewhere in this Agreement, (i) the Administrative Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any CP Conduit Purchaser, any Committed Purchaser or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent; and (ii) in no event shall the Administrative Agent be liable under or in connection with this Agreement for indirect, special, or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed. In performing its functions and duties hereunder, the Administrative Agent shall act solely as the agent of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents, and the Administrative Agent does not assume, nor shall be deemed to have assumed, any obligation or relationship of trust or agency with or for any such Person.

                  SECTION 8.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel (who may be counsel for the Transferor or the Collection Agent), independent public accountants and other experts selected by it concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

                  SECTION 8.03. Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (x)

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with the consent or at the request of the CP Conduit Purchasers, the Committed Purchasers or the Funding Agents or (y) in the absence of its own gross negligence or willful misconduct or (ii) responsible in any manner to any of the CP Conduit Purchasers, the Committed Purchasers or the Funding Agents for any recitals, statements, representations or warranties made by the Transferor, the Collection Agent, the Sellers or any officer thereof contained in this Agreement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Transaction Document, the Receivables (or any Related Security, Collections and Proceeds with respect thereto) or any Transferred Interest or for any failure of any of the Transferor, the Collection Agent, the Sellers or the Obligors to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any CP Conduit Purchaser, any Committed Purchaser or any Funding Agent to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Document or to inspect the properties, books or records of the Transferor, the Collection Agent or any Seller.

                  SECTION 8.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, fax, e-mail, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Transferor or the Collection Agent), independent accountants and other experts selected by the Administrative Agent and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Funding Agents, on behalf of the CP Conduit Purchasers and Committed Purchasers, as it deems appropriate or it shall first be indemnified to its satisfaction by the Funding Agents against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Transaction Documents in accordance with a request of the Funding Agents, on behalf of the CP Conduit Purchasers and Committed Purchasers (unless, in the case of any action relating to the giving of consent hereunder, the giving of such consent requires the consent of all the CP Conduit Purchasers and Committed Purchasers), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents.

                  SECTION 8.05. Notice of Collection Agent Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Collection Agent Default or any Termination Event unless the Administrative Agent has received notice from a CP Conduit Purchaser, a Committed Purchaser, a Funding Agent, the Transferor or the Collection Agent referring to this Agreement, describing such Collection Agent Default or Termination Event and stating that such notice is a "notice of a Collection Agent Default" or "notice of a Termination Event", as the case may be. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Funding Agents, the Transferor and the Collection Agent. The Administrative Agent shall take such action with respect to such event as shall be reasonably directed by the Required Committed Purchasers, provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the CP Conduit Purchasers.

                  SECTION 8.06. Non-Reliance on the Administrative Agent and Other Purchasers. Each of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents expressly

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acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Transferor, shall be deemed to constitute any representation or warranty by the Administrative Agent to any such Person. Each of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other CP Conduit Purchaser, Committed Purchaser or Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Transferor and the Collection Agent and made its own decision to enter into this Agreement. Each of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents also represents that it will, independently and without reliance upon the Administrative Agent or any other CP Conduit Purchaser, Committed Purchaser or Funding Agent, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Transferor, the Collection Agent and the Sellers. Except for notices, reports and other documents expressly required to be furnished to the Funding Agents by the Administrative Agent hereunder, the Administrative Agent shall have no duty or responsibility to provide any CP Conduit Purchaser, any Committed Purchaser or any Funding Agent with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Transferor, the Collection Agent or the Sellers which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

                  SECTION 8.07. Indemnification. Each of the Committed Purchasers and the Funding Agents agrees to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Transferor, the Collection Agent and the Sellers and without limiting the obligation of the Transferor, the Collection Agent and the Sellers to do so), on a pro rata basis, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any of the other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Committed Purchaser or Funding Agent shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

                  SECTION 8.08. The Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Transferor, the Collection Agent or any of their Affiliates as though the Administrative Agent were not the Administrative Agent hereunder. With respect to any Transferred Interest held by the Administrative Agent, the Administrative Agent shall have the same rights and powers under this Agreement and the other Transaction Documents as any CP Conduit Purchaser or Committed Purchaser, and may exercise the same as though it were not the Administrative Agent, and the terms "Committed Purchaser," and "CP Conduit Purchaser" shall include the Administrative Agent in its individual capacity.

                  SECTION 8.09. Resignation of Administrative Agent; Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent at any time by giving 30 days' notice to

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the Funding Agents, the Transferor and the Collection Agent; provided, that no such resignation shall become effective until the acceptance of appointment of a successor Administrative Agent as provided below. The Administrative Agent may be removed at any time by the Required Committed Purchasers; provided, that such removal shall become effective upon the acceptance of appointment of a successor Administrative Agent appointed by the Funding Agents and approved by the Transferor and the Collection Agent (which approval shall not in each case be unreasonably withheld). In the case of any proposed resignation of the Administrative Agent, the Required Committed Purchasers shall promptly appoint a successor Administrative Agent from among the Funding Agents, which successor Administrative Agent shall be approved by the Transferor and the Collection Agent (which approval shall not in each case be unreasonably withheld). If no successor Administrative Agent is appointed prior to the proposed effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Funding Agents, the Transferor and the Collection Agent, a successor Administrative Agent from among the Funding Agents. Effective upon the acceptance of appointment of a successor Administrative Agent, such successor Administrative Agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor Administrative Agent, effective upon such acceptance of appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement. After any Administrative Agent's resignation, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                   ARTICLE IX

              Additional Representations, Warranties and Covenants
                     of the Transferor and Collection Agent

                  SECTION 9.01. Additional Representations, Warranties and Covenants.

                  (a) The Transferor represents and warrants that:

                  (i) This Agreement creates a valid and continuing security interest (as defined in the Relevant UCC) in the Receivables in favor of the Administrative Agent, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Transferor.

                  (ii) The Receivables constitute "accounts" or "payment intangibles" within the meaning of the Relevant UCC.

                  (iii) Prior to the transfer thereof to the Administrative Agent, the Transferor owned and had good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person (other than Permitted Encumbrances).

                  (iv) The Transferor has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Administrative Agent hereunder.

                  (v) Other than the security interest granted to the Administrative Agent pursuant to this Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables.

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                  (vi) The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Administrative Agent hereunder or that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor.

                  (b) The Collection Agent agrees to maintain the perfection and priority of the security interest granted pursuant to this Agreement.

                  (c) The representations and warranties set forth in this Section shall survive the transfer and assignment of the Receivables to the Administrative Agent and the termination of this Agreement.

                  (d) With respect to this Section, no failure to exercise and no delay in exercising, on the part of any Person, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

                                   ARTICLE X

                                  Miscellaneous

                  SECTION 10.01. Term of Agreement. This Agreement shall terminate on the date following the Termination Date upon which the Net Investment has been reduced to zero, and all accrued Discount, Servicing Fees and all other Aggregate Unpaids have been paid in full, in each case, in cash; provided, however, that (i) the rights and remedies of the Administrative Agent, the CP Conduit Purchasers and the Committed Purchasers with respect to any representation and warranty made or deemed to be made by the Transferor or the Seller pursuant to this Agreement, (ii) the indemnification and payment provisions contained herein and in the Asset Purchase Agreements, and (iii) the agreements set forth in Sections 10.08 and 10.09 hereof, shall be continuing and shall survive any termination of this Agreement.

                  SECTION 10.02. Waivers; Amendments.

                  (a) No failure or delay on the part of the Administrative Agent, any CP Conduit Purchaser, any Funding Agent or any Committed Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Except as otherwise provided in the Agreement, any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Required Committed Purchasers and, if such amendment is material, the Rating Agencies, to the extent required by the terms and conditions of the commercial paper program of any CP Conduit Purchaser, have provided Rating Confirmations; provided, however, that no such amendment or waiver shall, without the consent of each affected Committed Purchaser, (A) extend the Termination Date or the date of any payment or deposit of Collections by the Transferor or Collection Agent, (B) reduce the rate or extend the time of payment of any interest or fees hereunder, (C) change the amount of a Committed Purchaser's Pro Rata Share or Commitment, (D) consent to or permit the assignment or transfer by the Transferor of any of its rights or obligations under this Agreement, (E) amend or modify the definition of "Required Committed Purchasers", "Percentage Factor", "Maximum Percentage Factor", "Interest Coverage Ratio" or "Leverage Coverage Ratio" or any other defined term used in such definitions, to the extent used in such definitions, (F) change any reference herein, or in any other Transaction Document, to

                         RECEIVABLES TRANSFER AGREEMENT

Eiffel, Eiffel Termination Event, Liberty, Liberty Termination Event, PARCO, PARCO Termination Event, Redwood, Redwood Termination Event, Collateral Agent, Collateral Agent Agreement, LAPA, Letter of Credit, Letter of Credit Agent, Letter of Credit Agreement, Letter of Credit Providers, Commitment Expiry Date, Liquidity Lenders, Liquidity Loans, Program Documents or Redwood LOC Draws or
(G) amend or modify this Section 10.02.

                  (b) So long as JPMorgan Chase or an affiliate thereof is one of the agents under the Senior Credit Facility, any amendments or waivers granted by the lenders (the "Revolver Lenders") under the Senior Credit Facility which shall have the effect of waiving or amending Section 7.01(n) shall be binding upon the parties to this Agreement for purposes of determining whether a Termination Event has occurred provided that if any fees are paid to the Revolver Lenders in consideration for such amendment or waiver, a proportionate fee shall be concurrently paid to the Funding Agents for each CP Conduit Purchaser or Committed Purchaser, as the case may be.

                  SECTION 10.03. Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including telecopy or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 10.03 and confirmation is received, (ii) if given by mail three (3) Business Days following such posting, postage prepaid, U.S. certified or registered, (iii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iv) if given by any other means, when received at the address specified in this Section 10.03. However, anything in this Section 10.03 to the contrary notwithstanding, the Transferor hereby authorizes the Administrative Agent to effect Transfers, Tranche Period and Tranche Rate selections based on telephonic notices made by any Person which the Administrative Agent in good faith believes to be acting on behalf of the Transferor. The Transferor agrees to deliver promptly to the Administrative Agent a written confirmation of each telephonic notice signed by an authorized officer of Transferor. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs in any material respect from the action taken by the Administrative Agent, the records of the Administrative Agent shall govern absent manifest error.

If to the CP Conduit Purchasers, to the address set forth on Schedule B (with a copy to the Administrative Agent).

                  If to the Transferor:

                  CARCORP, Inc.
                  101 Convention Center Drive
                  Suite 850
                  Las Vegas, Nevada 89109
                  Attention:  Monte Miller
                  Telephone: (702) 387-0864
                  Telecopy:  (702) 598-3651

                  with a copy to:

                  James C. Zabriskie, Assistant Treasurer
                  Collins & Aikman Products Co.
                  250 Stephenson Highway
                  Troy, MI 48083

                         RECEIVABLES TRANSFER AGREEMENT




                  Telephone: (248) 733-4108
                  Telecopy: (248) 824-1532

                  with an additional copy to:

                  Lois Weinroth
                  Stroock & Stroock & Lavan LLP
                  180 Maiden Lane
                  New York, NY 10038-4982
                  Telecopy:  (212) 806-5400

If to the Sellers, to the address set forth opposite such Seller's name on Exhibit D to the Receivables Purchase Agreement or in the applicable Additional Seller Supplement.

If to the Administrative Agent:

         JPMorgan Chase Bank
         450 West 33rd Street, 15th Floor
         New York, NY 10001
         Attention: Conduit Administration
         Telephone: 212) 946-7262
         Telecopy: (212) 946-8098
         E-mail: CPADMIN@Chase.com

         with a copy to:

         JPMorgan Services Inc.
         500 Stanton Christiana Road
         Newark, DE 19713
         Attention: Asset Finance Group/2CS
         Telephone: (302) 634-5494
         Telecopy: (302) 634-5490

If to the Committed Purchasers or the Funding Agents, at their respective addresses set forth on Schedule B.

                  Notices and other communications to the Committed Purchasers, the CP Conduit Purchasers and the Funding Agents hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Section 2 unless otherwise agreed by the Administrative Agent and the applicable Committed Purchaser, CP Conduit Purchaser or Funding Agent. The Administrative Agent or the Transferor may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. No confirmations shall be required with respect to notices sent electronically.

                  SECTION 10.04. Governing Law; Submission to Jurisdiction; Integration.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in The City of New York for purposes of all legal proceedings arising out of or relating to this

                         RECEIVABLES TRANSFER AGREEMENT




Agreement or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 10.04 shall affect the right of any party hereto to bring any action or proceeding against any party hereto or its respective properties in the courts of other jurisdictions.

                  (b) Each of the parties hereto hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort or otherwise among any of them arising out of, connected with, relating to or incidental to the relationship between them in connection with this Agreement or the other Transaction Documents.

                  (c) This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                  SECTION 10.05. Severability; Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  SECTION 10.06. Successors and Assigns.

                  (a) This Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that neither the Transferor nor the Seller may assign any of its rights or delegate any of its duties hereunder or under any of the other Transaction Documents to which it is a party without the prior written consent of the Administrative Agent. No provision of this Agreement shall in any manner restrict the ability of any CP Conduit Purchaser or any Committed Purchaser to assign, participate, grant security interests in, or otherwise transfer any portion of the Transferred Interest as provided in this Section 10.06. Each CP Conduit Purchaser may assign, participate, grant security interests in or otherwise transfer all or any portion of the Transferred Interest to any Program Support Provider with respect to such CP Conduit Purchaser without prior notice to or consent from any other party or any other condition or restriction of any kind.

                  (b) Conduit Assignees. Each CP Conduit Purchaser may (or, pursuant to Section 2.26(b)(ii), shall), from time to time with prior or concurrent notice to the Transferor, the Funding Agent for such CP Conduit Purchaser and the Administrative Agent, assign all or any portion of the CP Conduit Purchaser's Interest with respect to such CP Conduit Purchaser (and its related Committed Purchasers) and its rights and obligations under this Agreement and any other Transaction Documents to which it is a party to a Conduit Assignee with respect to such CP Conduit Purchaser. Upon such assignment by a CP Conduit Purchaser to a Conduit Assignee, (A) the related administrative or managing agent for such Conduit Assignee will act as the Funding Agent for such Conduit Assignee hereunder, (B) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to such CP Conduit Purchaser and its related Committed Purchasers herein and in the other Transaction Documents (including, without limitation, any limitation on recourse against such Conduit Assignee), (C) such Conduit Assignee shall assume all of such CP Conduit Purchaser's obligations hereunder or under any other Transaction Document (whenever

                         RECEIVABLES TRANSFER AGREEMENT

created, whether before or after such assignment) with respect to the assigned portion of the CP Conduit Purchaser's Interest and such CP Conduit Purchaser shall be released from all such obligations, (D) all distributions to such CP Conduit Purchaser hereunder with respect to the assigned portion of the CP Conduit Purchaser's Interest shall be made to such Conduit Assignee, (E) the definition of the term "CP Rate" shall be determined on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than such CP Conduit Purchaser), (F) the defined terms and other terms and provisions of this Agreement and the other Transaction Documents shall be interpreted in accordance with the foregoing, (G) if requested by the Administrative Agent or administrative or managing agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents (including amendments to this Agreement) and take such other actions as the Administrative Agent or such administrative agent may reasonably request to evidence and give effect to the foregoing and (H) Schedule B hereto shall be deemed to be amended to reflect the CP Conduit Purchaser which became party to this Agreement and the revised CP Conduit Funding Limits of the CP Conduit Purchasers.

                  (c) Participations. Any Committed Purchaser may, with the consent of the Administrative Agent and in the ordinary course of its business and its accordance with applicable law, at any time sell to one or more Persons (each, a "Participant") a participating interest in its rights and obligations hereunder and under the Transaction Documents; provided, however, that each Participant shall purchase an identical percentage in such selling Committed Purchaser's Commitment, and Pro Rata Share of the Committed Purchaser Funded Amount. Notwithstanding any such sale by a Committed Purchaser of participating interest to a Participant, such Committed Purchaser's rights and obligations under this Agreement shall remain unchanged, such Committed Purchaser shall remain solely responsible for the performance hereof, and each CP Conduit Purchaser and the Administrative Agent shall continue to deal solely and directly with such Committed Purchaser in connection with such Committed Purchaser's rights and obligations under this Agreement and the other Transaction Documents. Each Committed Purchaser agrees that any agreement between such Committed Purchaser and any such Participant in respect of such participating interest shall not restrict such Committed Purchaser's right to agree to any amendment, supplement, waiver or modification to this Agreement.

                  (d) Assignments.

                  (i) Any Committed Purchaser may at any time and from time to time, upon the prior written consent of the related CP Conduit Purchaser and the Administrative Agent, and, if the purchaser is not an Affiliate of the selling Committed Purchaser, the prior written consent of the Transferor (which consent shall not be unreasonably withheld), assign to one or more accredited investors or other Persons ("Assignee(s)") all or any part of its rights and obligations under this Agreement and the other Transaction Documents pursuant to a supplement to this Agreement, substantially in the form of Exhibit K hereto (each, a "Transfer Supplement"); provided, however, that (A) each Assignee shall purchase an identical percentage in such selling Committed Purchaser's Commitment and Pro Rata Share of the Committed Purchaser Funded Amount, (B) any such assignment cannot be for an amount less than the lesser of (1) $5,000,000 and (2) such selling Committed Purchaser's Commitment or Pro Rata Share of the Committed Purchaser Funded Amount (calculated at the time of such assignment) and (C) each Purchaser must be (1) a financial institution incorporated in an OECD country and rated at least A-1/P-1 (or the equivalent short-term ratio) by the Rating Agencies and (2) a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended). In connection with a Transfer Supplement entered into by a Committed Purchaser and an Assignee (and satisfying the consent requirements set forth in the first sentence of this clause (i)), the CP Conduit Purchaser related to such assigning Committed Partner shall be permitted to assign all or a portion of its rights and obligations under this Agreement (including, without limitation, its CP Conduit Purchaser's Interests and, if applicable, its CP Conduit Funded Amount) to the commercial paper conduit related to such Assignee. Upon the execution of any Transfer Supplement, Schedule B hereto shall be deemed to be amended to

                         RECEIVABLES TRANSFER AGREEMENT

reflect the Committed Purchaser and Funding Agent and, if applicable, the CP Conduit Purchaser which became party to this Agreement and the revised Commitments of the Committed Purchasers and, if applicable, the revised CP Conduit Funding Limits of the CP Conduit Purchasers, as a result of such Transfer Supplement.

                  (ii) Each of the Committed Purchasers agrees that in the event that it shall cease to have short-term debt ratings at least equal other ratings then assigned to the Commercial Paper by the Rating Agencies, or, if such Committed Purchaser does not have short-term debt which is rated by the Rating Agencies, in the event that the parent corporation of such Committed Purchaser has rated short-term debt, such parent corporation ceases to have short-term debt ratings at least equal to the ratings then assigned to the Commercial Paper by the Rating Agencies (each, an "Affected Committed Purchaser"), such Affected Committed Purchaser shall be obliged, at the request of the related CP Conduit Purchaser and the Administrative Agent, to assign all of its rights and obligations hereunder to (x) one or more other Committed Purchasers selected by such CP Conduit Purchaser and the Administrative Agent which are willing to accept such assignment, or (y) another financial institution having short-term debt ratings at least equal to the ratings then assigned to the Commercial Paper by the Rating Agencies nominated by the Administrative Agent and consented to by such CP Conduit Purchaser (which consent shall not be unreasonably withheld) and the Administrative Agent, and willing to participate in this facility through the Commitment Expiry Date in the place of such Affected Committed Purchaser; provided that (i) the Affected Committed Purchaser receives payment in full, pursuant to a Pro Rata Share of the Committed Purchaser Funded Amount and any other amounts due and owing to such Affected Committed Purchaser under this Agreement and the other Transaction Documents and (ii) such nominated financial institution, if not an existing Committed Purchaser, satisfies all the requirements of this Agreement.

                  (iii) Upon (A) execution of a Transfer Supplement, (B) delivery of an executed copy thereof to the related CP Conduit Purchaser and the Administrative Agent, (C) payment, if applicable, by the Assignee to such selling Committed Purchaser of an amount equal to the purchase price agreed between such selling Committed Purchaser and the Assignee and (D) receipt by such CP Conduit Purchaser of a Rating Confirmation, such selling Committed Purchaser shall be released from its obligations hereunder to the extent of such assignment and the Assignee shall, for all purposes, be a Committed Purchaser party to this Agreement and shall have all the rights and obligations of a Committed Purchaser under this Agreement to the same extent as if it were an original party hereto, and no further consent or action by the CP Conduit Purchasers, the Committed Purchasers or the Administrative Agent shall be required. The amount of the assigned portion of the selling Committed Purchaser's Pro Rata Share of the Committed Purchaser Funded Amount allocable to the Assignee shall be equal to the Transferred Percentage (as defined in the Transfer Supplement) of such selling Committed Purchaser's Pro Rata Share of the Committed Purchaser Funded Amount which is transferred thereunder regardless of the purchase price paid therefor. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of the Assignee as a Committed Purchaser and the resulting adjustment of the selling Committed Purchaser's Commitment arising from the purchase by the Assignee of all or a portion of the selling Committed Purchaser's rights, obligations and interest hereunder.

                  SECTION 10.07. Confidentiality.

                  (a) Each of the Transferor, the Collection Agent and C&A shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of the Transaction Documents and all other confidential proprietary information with respect to the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Administrative Agent and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Transaction Documents, except for information that has become publicly available, and provided that any such information may be disclosed (i) to legal

                         RECEIVABLES TRANSFER AGREEMENT

counsel, accountants and other professional advisors to the Transferor, the Collection Agent, C&A and their respective Affiliates, (ii) as required by law, regulation or legal process (including in connection with any registration statement or other filing made with the Securities and Exchange Commission) or
(iii) in connection with any legal or regulatory proceeding to which the Transferor, the Collection Agent, C&A or any of their respective Affiliates is subject.

                  (b) Subject to paragraph (c) below, each of the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Administrative Agent shall maintain, and shall cause each officer, employee and agent of itself and its Affiliates to maintain, the confidentiality of the Transaction Documents and all other confidential proprietary information with respect to the Transferor, the Sellers, C&A and their Affiliates and each of their respective businesses obtained by them in connection with the structuring, negotiation and execution of the transactions contemplated herein and in the other Transaction Documents, except for information that has become publicly available, and provided that any such information may be disclosed (i) to legal counsel, accountants and other professional advisors to the CP Conduit Purchasers, the Committed Purchasers, the Funding Agent, the Administrative Agent and their respective Affiliates, (ii) as required by law, regulation or legal process or
(iii) in connection with any legal or regulatory proceeding to which the CP Conduit Purchasers, the Committed Purchasers, the Funding Agent, the Administrative Agent or any of their respective Affiliates is subject.

                  (c) Each of the Transferor, the Collection Agent and C&A hereby consents to the disclosure of any nonpublic information with respect to it received by any CP Conduit Purchaser, any Committed Purchaser, any Funding Agent or the Administrative Agent to (i) any of the CP Conduit Purchasers, Committed Purchasers, Funding Agents or the Administrative Agent, (ii) any nationally recognized rating agency providing a rating or proposing to provide a rating to the CP Conduit Purchasers' Commercial Paper, (iii) any placement agent which proposes to offer and sell the CP Conduit Purchasers' Commercial Paper,
(iv) any provider of the CP Conduit Purchasers' program-wide liquidity or credit support facilities, (v) any potential Committed Purchaser or (vi) any Participant or potential Participant.

                  (d) In connection with any disclosure pursuant to paragraph
(c) above, each of the Administrative Agent, the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents shall advise any Person to whom it discloses such information to maintain the confidentiality of such information unless the prior written consent of C&A is obtained.

                  SECTION 10.08. No Bankruptcy Petition Against the CP Conduit Purchasers. Each of the Transferor, the Collection Agent and C&A hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of the CP Conduit Purchasers, it will not institute against, or join any other Person in instituting against, the CP Conduit Purchasers any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  SECTION 10.09. Limited Recourse. Notwithstanding anything to the contrary contained herein, the obligations of the CP Conduit Purchasers under this Agreement are solely the corporate obligations of the CP Conduit Purchasers and, in the case of obligations of the CP Conduit Purchasers other than Commercial Paper, shall be payable at such time as funds are actually received by, or are available to, the CP Conduit Purchasers in excess of funds necessary to pay in full all outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against the CP Conduit Purchasers but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party shall be subordinated to the payment in full of all Commercial Paper.

                         RECEIVABLES TRANSFER AGREEMENT

                  No recourse under any obligation, covenant or agreement of the CP Conduit Purchasers contained in this Agreement shall be had against any incorporator, stockholder, officer, director, member, manager, employee or agent of the CP Conduit Purchasers, the Administrative Agent, or any of their Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely a corporate obligation of the CP Conduit Purchasers, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, member, manager, employee or agent of the CP Conduit Purchasers, the Administrative Agent, or any of their Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of the CP Conduit Purchasers contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the CP Conduit Purchasers of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, member, manager, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or fraudulent omissions made by them.

                  SECTION 10.10. Characterization of the Transactions Contemplated by the Agreement.

                  (a) It is the intention of the parties that the transactions contemplated hereby constitute (other than for tax purposes) the sale of the Transferred Interest, conveying good title thereto free and clear of any Adverse Claims (other than Permitted Encumbrances) to the CP Conduit Purchasers or the Committed Purchasers, as the case may be, and that the Transferred Interest not be part of the Transferor's estate in the event of an insolvency. If, notwithstanding the foregoing, the transactions contemplated hereby should be deemed a financing, the parties intend that the Transferor shall be deemed to have granted to the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, and the Transferor hereby grants to the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, a first priority perfected and continuing security interest in all of the Transferor's right, title and interest in, to and under the Receivables, the Related Security, Collections and Proceeds with respect thereto, the Lockbox Accounts, and all of the Transferor's rights under the Receivables Purchase Agreement with respect to the Receivables and with respect to any obligations thereunder of the Sellers with respect to the Receivables, and that this Agreement shall constitute a security agreement under applicable law. The Transferor hereby assigns to the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, all of its rights and remedies under the Receivables Purchase Agreement with respect to the Receivables and with respect to any obligations thereunder of the Sellers with respect to the Receivables. The Transferor agrees that it shall not give any consent or waiver required or permitted to be given under the Receivables Purchase Agreement without the prior consent of the Administrative Agent, such consent not to be unreasonably withheld; provided, that in the event the Administrative Agent gives any such consent, it shall promptly notify each Funding Agent of such consent.

                  (b) It is the intention of the parties that the transactions contemplated by the Receivables Transfer Agreement will create a debt obligation of the Transferor for United States Federal, state and local income and franchise tax purposes. Unless otherwise required by law, the parties agree to treat the transactions accordingly for all such purposes.

                  SECTION 10.11. Waiver of Setoff. Each of the Administrative Agent, the Funding Agents, the Transferor and the Collection Agent hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any CP Conduit Purchaser or its assets.

                  SECTION 10.12. JPMorgan Chase Conflict Waiver. JPMorgan Chase acts as Administrative Agent and as Funding Agent for PARCO, as issuing and paying agent for PARCO's

                         RECEIVABLES TRANSFER AGREEMENT

Commercial Paper, as provider of other backup facilities for PARCO, and may provide other services or facilities from time to time (the "JPMorgan Chase Roles"). Without limiting the generality of Section 8.08, each of the parties hereto hereby acknowledges and consents to any and all JPMorgan Chase Roles, waives any objections it may have to any actual or potential conflict of interest caused by JPMorgan Chase's acting as the Administrative Agent or as a Committed Purchaser under the Asset Purchase Agreement with respect to PARCO and acting as or maintaining any of the JPMorgan Chase Roles, and agrees that in connection with any JPMorgan Chase Role, JPMorgan Chase may take, or refrain from taking, any action which it in its discretion deems appropriate.

                  SECTION 10.13. CDC Conflict Waiver. CDC acts as Funding Agent for Eiffel, as program administrator for Eiffel's Commercial Paper, as provider of other backup facilities for Eiffel hereunder, and may provide other services or facilities from time to time ("CDC Roles"). Each of the parties hereto hereby acknowledges and consents to any and all the CDC Roles, waives any objections it may have to any actual or potential conflict of interest caused by CDC's acting as the Funding Agent for Eiffel and acting as or maintaining any of the CDC Roles, and agrees that in connection with any CDC Role, CDC may take, or refrain from taking, any action which it in its discretion deems appropriate.

                  SECTION 10.14. The Bank of Nova Scotia Conflict Waiver. The Bank of Nova Scotia acts as Funding Agent for Liberty and as administrative agent for Liberty, as issuing and paying agent for Liberty's Commercial Paper, as provider of other backup facilities for Liberty hereunder, and may provide other services or facilities from time to time ("The Bank of Nova Scotia Roles"). Each of the parties hereto hereby acknowledges and consents to any and all The Bank of Nova Scotia Roles, waives any objections it may have to any actual or potential conflict of interest caused by The Bank of Nova Scotia's acting as the Funding Agent for Liberty, acting as issuing and paying agent for Liberty's Commercial Paper and acting as or maintaining any of The Bank of Nova Scotia Roles, and agrees that in connection with any The Bank of Nova Scotia Role, The Bank of Nova Scotia may take, or refrain from taking, any action which it in its discretion deems appropriate.

                  SECTION 10.15. GE Capital Conflict Waiver. GE Capital acts as Funding Agent for Redwood, as Redwood Collateral Agent, as Redwood Liquidity Agent and as a Redwood Liquidity Lender and may provide other services or facilities from time to time (the "GE Capital Roles"). Each of the parties hereto hereby acknowledges and consents to any and all GE Capital Roles, waives any objections it may have to any actual or potential conflict of interest caused by GE Capital's acting as the Redwood Funding Agent or as a Redwood Collateral Agent, Redwood Liquidity Lender or Redwood Liquidity Agent under the Redwood Liquidity Loan Agreement and acting as or maintaining any of the GE Capital Roles, and agrees that in connection with any GE Capital Role, GE Capital may take, or refrain from taking, any action which it in its discretion deems appropriate.

                  SECTION 10.16. Canadian Taxes. The Transferor represents and warrants to the Administrative Agent and each Funding Agent for the benefit of the Committed Purchasers and the CP Conduit Purchasers that it has not assumed in any manner whatsoever any obligation of the Sellers under the Receivables Purchase Agreement (i) to make collections and remittances in respect of any Canadian goods and services tax, any Canadian provincial sales tax or any other similar Canadian tax or (ii) to file any returns in respect of such taxes with Canadian tax authorities and that it was not contemplated by either any Seller under the Receivables Purchase Agreement or the Transferor that such obligation was to be assumed by the Transferor. The parties hereto agree that none of the Administrative Agent, the Committed Purchasers or the CP Conduit Purchasers are assuming in any manner whatsoever any obligation of the Sellers under the Receivables Purchase Agreement to collect such taxes, make such remittances and file such returns, and that it is not contemplated by the parties hereto that any such obligation is hereby assumed by the Committed Purchasers, the CP Conduit Purchasers, the Administrative Agent or any Funding Agent. The Transferor hereby indemnifies the Administrative Agent and each Funding Agent for the benefit of the Committed Purchasers and the CP Conduit

                         RECEIVABLES TRANSFER AGREEMENT

Purchasers and holds them harmless from and against any assessments, withholding taxes, claims, or other demands for payment of such taxes by Canadian tax authorities, as well as interest and penalties; provided that any payments made by the Transferor pursuant to this subsection shall be made solely from funds available to the Transferor which are not otherwise required to be applied to the payment of any amounts pursuant to this Agreement (other than to the Transferor), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against the Transferor to the extent that insufficient funds exist to make such payment. It is understood that all of the invoices in respect of the Receivables with Canadian Obligors of the Sellers under the Receivables Purchase Agreement will bear the GST registration number of such Seller.

                  SECTION 10.17. Liability of Funding Agents. Notwithstanding any provision of this Agreement, (i) the Funding Agents shall not have any obligations under the Receivables Transfer Agreement other than those specifically set forth herein, and no implied obligations of the Funding Agents shall be read into the Receivables Transfer Agreement; and (ii) in no event shall the Funding Agents be liable under or in connection with the Receivables Transfer Agreement for indirect, special, or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed. Neither the Funding Agents nor any of their directors, officers, agents or employees shall be liable for any action taken or omitted to be taken in good faith by them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the foregoing, a Funding Agent (a) may consult with legal counsel (including counsel for the Administrative Agent), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (b) shall not be responsible to the Administrative Agent, the Committed Purchasers, the Transferor, the Guarantor, any Seller or the Collection Agent for any statements, warranties or representations (other than their own respective statements) made in or in connection with this Agreement or the other Transaction Documents, (c) shall not be responsible to the Administrative Agent, the Committed Purchasers, the Guarantor, the Transferor, any Seller or the Collection Agent for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of the Receivables Transfer Agreement or the other Transaction Documents, (other than the legality, validity, enforceability or genuineness of its own execution, authorization and performance hereof and thereof), (d) shall incur no liability under or in respect of any of the Commercial Paper or other obligations of the Committed Purchasers under the Receivables Transfer Agreement or the other Transaction Documents and (e) shall incur no liability under or in respect of the Receivables Transfer Agreement or the other Transaction Documents by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties. Notwithstanding anything else herein or in the other Transaction Documents, it is agreed that where a Funding Agent may be required under the Receivables Transfer Agreement or the other Transaction Documents to give notice of any event or condition or to take any action as a result of the occurrence of any event or the existence of any condition, each Funding Agent agrees to give such notice or take such action only to the extent that it has actual knowledge of the occurrence of such event or the existence of such condition, and shall incur no liability for any failure to give such notice or take such action in the absence of such knowledge.

                  SECTION 10.18. Limitation on the Termination of Sellers. Notwithstanding anything to the contrary contained in the Receivables Purchase Agreement, the Transferor shall not consent to any request made pursuant to
Section 9.3 thereof, nor shall any Seller which is the subject of such request be terminated under the Receivables Purchase Agreement, in each case unless (i) no Termination Event or Potential Termination Event (other than with respect to the Seller to be so terminated) has occurred and is continuing (both before and after giving effect to such termination) and (ii) the Administrative Agent and the Funding Agents shall have received prior notice of such termination.

                         RECEIVABLES TRANSFER AGREEMENT

                  SECTION 10.19. Supplemental Definitions. The definitions set forth in Schedule G shall be considered supplemental definitions to the Receivables Transfer Agreement for the benefit of the Eiffel and CDC in connection with their related program documents; provided, that in the event of any conflict between the meaning of a defined term set forth in Schedule G and the meaning thereof otherwise set forth in the Receivables Transfer Agreement, the latter meaning shall govern for purposes of the application of the provisions of the Receivables Transfer Agreement.

                            [SIGNATURE PAGES FOLLOW]

                         RECEIVABLES TRANSFER AGREEMENT


                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Receivables Transfer Agreement as of the date first written above.

                            CARCORP, INC., as Transferor


                            By:
                               -------------------------------------------------
                            Name:
                            Title:


                            COLLINS & AIKMAN PRODUCTS CO., individually and as Collection Agent


                            By:
                               -------------------------------------------------
                            Name:
                            Title:


                            JPMORGAN CHASE BANK, as Administrative Agent


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

                         RECEIVABLES TRANSFER AGREEMENT


                            PARK AVENUE RECEIVABLES CORPORATION, as CP
                            Conduit Purchaser


                            By:
                               -------------------------------------------------
                            Name:
                            Title:


                            JPMORGAN CHASE BANK, as Committed Purchaser for Park Avenue Receivables Corporation


                            By:
                               -------------------------------------------------
                            Name:
                            Title:


                            JPMORGAN CHASE BANK, as Funding Agent for Park Avenue Receivables Corporation


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

                            EIFFEL FUNDING, LLC, as CP Conduit Purchaser


                            By:
                               -------------------------------------------------
                            Name:
                            Title:


                            CDC FINANCIAL PRODUCTS INC., as Committed Purchaser for Eiffel Funding, LLC


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

                            By:
                               -------------------------------------------------
                            Name:
                            Title:


                            CDC FINANCIAL PRODUCTS INC., as Funding Agent for Eiffel Funding, LLC


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

                            By:
                               -------------------------------------------------
                            Name:
                            Title:

                            LIBERTY STREET FUNDING CORP., as CP Conduit
                            Purchaser


                            By:
                               -------------------------------------------------
                            Name:
                            Title:


                            THE BANK OF NOVA SCOTIA, as
                            Committed Purchaser for Liberty
                            Street Funding Corp.


                            By:
                               -------------------------------------------------
                            Name:
                            Title:


                            THE BANK OF NOVA SCOTIA, as Funding
                            Agent for Liberty Street Funding
                            Corp.


                            By:
                               -------------------------------------------------
                            Name:
                            Title:

                            REDWOOD RECEIVABLES CORPORATION, as CP Conduit Purchaser


                            By:
                               -------------------------------------------------
                            Name: Brian P. Schwinn
                            Title: Assistant Secretary


                            GENERAL ELECTRIC CAPITAL CORPORATION, as Committed Purchaser for Redwood Receivables Corporation


                            By:
                               -------------------------------------------------
                            Name: Craig Winslow
                            Title: Duly Authorized Signatory


                            GENERAL ELECTRIC CAPITAL CORPORATION, as Funding Agent for Redwood Receivables Corporation


                            By:
                               -------------------------------------------------
                            Name: Craig Winslow
                            Title: Duly Authorized Signatory

                         RECEIVABLES TRANSFER AGREEMENT

                                                                      SCHEDULE A



                                   Definitions

                  "Accounting Change" means any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission or any analogous Official Body.

                  "Additional Seller Supplement" shall have the meaning specified in Section 7.2(a) of the Receivables Purchase Agreement.

                  "Administrative Agent" shall mean JPMorgan Chase, as administrative agent on behalf of the CP Conduit Purchasers, the Funding Agents and the Committed Purchasers, and its permitted successors and assigns in such capacity.

                  "Advance" shall have the meaning specified in Section 3.2(a) of the Receivables Purchase Agreement.

                  "Advance Limit" shall have the meaning specified in Section 3.2(a) of the Receivables Purchase Agreement.

                  "Adverse Claim" shall mean a lien, security interest, charge or encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person (including any UCC financing statement or any similar instrument filed against such Person's assets or properties).

                  "Affected Committed Purchaser" shall have the meaning specified in Section 10.06(d)(ii) of the Receivables Transfer Agreement.

                  "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of voting stock, by contract or otherwise; provided, however, that a Person shall not be deemed an Affiliate of another Person solely by reason of an individual serving as an officer or director of any Person; and provided further, that any Person other than C&A and its Subsidiaries which, directly or indirectly, is controlled by Heartland Industrial Partners shall not be deemed an Affiliate of C&A or any of its Subsidiaries.

                  "Aggregate Commitment" shall mean, at any time, the sum of the Commitments then in effect.

                  "Aggregate Unpaids" shall mean, at any time, an amount equal to the sum of (i) the aggregate accrued and unpaid Discount at such time, (ii) the Net Investment at such time, (iii) all Fees, (iv) all Indemnified Amounts, amounts payable pursuant to Section 2.21 of the Receivables Transfer Agreement and Indemnified Taxes and (v) all other amounts owed (whether due or accrued) by the Transferor to the CP Conduit Purchasers and the Committed Purchasers at such time.

                  "Applicable Margin" means, for any day:

                         RECEIVABLES TRANSFER AGREEMENT

                  (a) with respect to any BR Tranche, (i) for any date on or after December 20, 2001 to but excluding the first day after delivery of the financial statements of Collins & Aikman Corporation pursuant to the Senior Credit Facility for the fiscal quarter of Collins & Aikman Corporation ending June 30, 2002, 2.75% and (ii) for any date on or after the first day of delivery of financial statements referred to in the immediately preceding clause (i) above, the applicable margin for the BR Tranche set forth in the table below opposite the applicable level, in each case as of the last day of Collins & Aikman Corporation's fiscal quarter most recently ended as of such date (provided, that the Senior Credit Facility as in effect on the Original Closing Date, without giving effect to any amendments, supplements or other modifications to the Senior Credit Facility after the Original Closing Date, shall be used to compute the Leverage Ratio in the table below for the purpose of determining the Applicable Margin).

                  (b) with respect to any Eurodollar Tranche, (i) for any date on or after December 20, 2001 to but excluding the first day after delivery of the financial statements of Collins & Aikman Corporation pursuant to the Senior Credit Facility for the fiscal quarter of Collins & Aikman Corporation ending June 30, 2002, 3.75% and (ii) for any date on or after the first day of delivery of financial statements referred to in the immediately preceding clause (i) above, the applicable margin for the Eurodollar Tranche set forth in the table below opposite the applicable level, in each case as of the last day of Collins & Aikman Corporation's fiscal quarter most recently ended as of such date (provided, that the Senior Credit Facility as in effect on the Original Closing Date, without giving effect to any amendments, supplements or other modifications to the Senior Credit Facility after the Original Closing Date, shall be used to compute the Leverage Ratio in the table below for the purpose of determining the Applicable Margin).

                         RECEIVABLES TRANSFER AGREEMENT


                     Ratios                        Eurodollar Tranche           BR Tranche
                                                   ------------------           ----------
         Leverage Ratio greater than
         3.50:1.00 ("Level I")                           3.75%                    2.75%

         Leverage Ratio less than or equal to
         3.50:1.00 and greater than 3.00:1.00
         ("Level II")                                    3.50%                    2.50%

         Leverage Ratio less than or equal to
         3.00:1.00 and greater than 2.25:1.00
         ("Level III")                                   3.00%                    2.00%

         Leverage Ratio less than or equal to
         2.25:1.00 and greater than 2.00:1.00
         ("Level IV")                                    2.50%                    1.50%

         Leverage Ratio less than or equal to
         2.00:1.00 ("Level V")                           2.50%                    1.50%


                  "Applicable Period" shall have the meaning specified in
Section 6.02(c) of the Receivables Transfer Agreement.

                  "Asset Purchase Agreement" shall mean, with respect to any CP Conduit Purchaser, the asset purchase agreement, liquidity agreement or other agreement among such CP Conduit Purchaser, the Funding Agent with respect to such CP Conduit Purchaser and the Committed Purchaser with respect to such CP Conduit Purchaser as the same may from time to time be amended, supplemented or otherwise modified and in effect.

                  "Assignee" shall have the meaning specified in Section 10.06(d)(i) of the Receivables Transfer Agreement.

                  "Authorized Foreign Exchange Dealer" shall mean any foreign exchange dealer authorized by applicable law to deal and engage in foreign exchange transactions relating to Canadian Dollars selected by the Collection Agent and reasonably acceptable to the Administrative Agent.

                  "Bankruptcy Code" shall have the meaning assigned to that term in Section 3.01(v) of the Receivables Transfer Agreement.

                  "Base Rate" or "BR" shall mean, a rate per annum equal to the greater of (i) the prime rate of interest announced by JPMorgan Chase from time to time, changing when and as said prime rate changes (such rate not necessarily being the lowest or best rate charged by JPMorgan Chase) or (ii) the sum of (a) 1.50% and (b) the rate equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by JPMorgan Chase from three (3) Federal funds brokers of recognized standing selected by it.

                         RECEIVABLES TRANSFER AGREEMENT


                  "Beneficiaries" shall mean the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the Administrative Agent, collectively.

                  "Benefit Plan" shall mean any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Transferor, a Seller or any ERISA Affiliate of the Transferor or a Seller is, or at any time during the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

                  "BR Tranche" shall mean a Tranche as to which Discount is calculated at the Base Rate plus the Applicable Margin.

                  "BR Tranche Period" shall mean, with respect to a BR Tranche, either (i) prior to the Termination Date, a period of up to thirty (30) days requested by the Transferor and agreed to by a CP Conduit Purchaser, a Committed Purchaser or the Funding Agent for such CP Conduit Purchaser or such Committed Purchaser, as the case may be, commencing on a Business Day requested by the Transferor and agreed to by the CP Conduit Purchaser, the Committed Purchaser or the Funding Agent for such CP Conduit Purchaser or such Committed Purchaser, as the case may be, or (ii) after the Termination Date, a period of one (1) Business Day. If such BR Tranche Period would end on a day which is not a Business Day, such BR Tranche Period shall end on the next succeeding Business Day.

                  "Business Day" shall mean any day excluding Saturday, Sunday and any day on which commercial banks in The City of New York are authorized or required by law to close, and, when used with respect to the determination of any Eurodollar Rate or any notice with respect thereto, any such day which is also a day for trading by and between banks in the London interbank market in United States dollar deposits.

                  "C&A" shall mean Collins & Aikman Products Co., a Delaware corporation, and its permitted successors and assigns.

                  "Canada/Canadian Dollar Collection Account" shall have the meaning specified in Section 2.13(a) of the Receivables Transfer Agreement.

                  "Canada/U.S. Dollar Collection Account" shall have the meaning specified in Section 2.13(a) of the Receivables Transfer Agreement.

                  "Canadian Dollar Receivables" shall mean Receivables payable in Canadian Dollars sold to the Transferor pursuant to the Receivables Purchase Agreement.

                  "Canadian Dollar Seller Note" shall have the meaning specified in Section 8.1 of the Receivables Purchase Agreement.

                  "Canadian Dollars" shall mean dollars in lawful currency of Canada.

                  "Canadian Exchange Percentage" shall mean, at any date of determination, the rate at which Canadian Dollars may be exchanged into United States dollars (expressed as the percentage of Canadian Dollars per United States dollars), as reported in The Wall Street Journal on the immediately preceding Business Day. In the event that such rate does not appear in The Wall Street Journal on such immediately preceding Business Day, the Canadian Exchange Percentage shall be determined by reference to the relevant Bloomberg currency page (or, if such rate does not appear on any Bloomberg currency page, on the relevant page of the Reuters Monitor Money Rates Service) as of the close of business of the immediately preceding Business Day. In the event that such rate does not appear on any Bloomberg page or the relevant page of the Reuters Monitor Money Rates Service, the Canadian

                         RECEIVABLES TRANSFER AGREEMENT


Exchange Percentage shall be determined by reference to such other publicly available service for displaying exchange rates with respect to Canadian Dollars as may be selected by the Administrative Agent, and prior to a Termination Event or Potential Termination Event, which is not reasonably objected to by the Transferor.

                  "Capitalized Lease" of a Person shall mean any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP consistently applied.

                  "Carrying Cost Reserve Ratio" shall mean, on any day, an amount, expressed as a percentage, equal to (a) the product of (i) 2 times DSO as of such day and (ii) the Base Rate in effect as of the last day of the prior Settlement Period plus 2.75%, divided by (b) 365.

                  "CDC" shall mean CDC Financial Products Inc. in its individual capacity, and its successors and assigns.

                  "CDC Roles" shall have the meaning specified in Section 10.13 of the Receivables Transfer Agreement.

                  "Change in Control" shall have the meaning specified in the Senior Credit Facility.

                  "Charged-Off Receivables" shall mean, with respect to any Settlement Period, all Receivables (or portions thereof) which, in accordance with the Credit and Collection Policy, have or should have been written off during such Settlement Period as uncollectible, including, without limitation, the Receivables of any Obligor which becomes the subject of any voluntary or involuntary bankruptcy proceeding.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  "Collateral Agent" shall mean GE Capital, in its capacity as collateral agent pursuant to the Collateral Agent Agreement.

                  "Collateral Agent Agreement" shall mean that certain Third Amended and Restated Collateral Agent and Security Agreement dated as of March 7, 2000, among Redwood, GE Capital, in its capacities as (a) the collateral agent, (b) the operating agent, (c) the liquidity agent and (d) the letter of credit agent, and the other parties signatory thereto.

                  "Collection Accounts" shall have the meaning specified in
Section 2.13(a) of the Receivables Transfer Agreement.

                  "Collection Agent" shall mean, at any time, the Person then authorized pursuant to Section 6.01 of the Receivables Transfer Agreement to service, administer and collect Receivables. The initial Collection Agent shall be C&A.

                  "Collection Agent Default" shall have the meaning specified in
Section 6.07 of the Receivables Transfer Agreement.

                  "Collections" shall mean, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, any Finance Charges, any cash proceeds of Related Security with respect to such Receivable, and any amounts in respect of a Receivable deemed to have been received pursuant to Section 2.10(a) or (b) of the Receivables Transfer Agreement.

                         RECEIVABLES TRANSFER AGREEMENT

                  "Commercial Paper" shall mean the short-term promissory notes of the CP Conduit Purchasers issued by the CP Conduit Purchasers in the commercial paper market.

                  "Commitment" shall mean, with respect to any Committed Purchaser, the amount specified as such on Schedule B to the Receivables Transfer Agreement for such Committed Purchaser, as the same may be reduced from time to time as provided in Section 2.07 of the Receivables Transfer Agreement.

                  "Commitment Expiry Date" shall initially mean with respect to each Committed Purchaser, December 20, 2004, as extended from time to time with respect to such Committed Purchaser pursuant to Section 2.26 of the Receivables Transfer Agreement, and subject to termination pursuant to Section 10.01 of the Receivables Transfer Agreement.

                  "Committed Purchaser Funded Amount" shall mean, with respect to any Committed Purchaser for any day the excess, if any, of the portion of the Net Investment funded by such Committed Purchaser and the related CP Conduit Purchaser on such day over the CP Conduit Funded Amount of such CP Conduit Purchaser for such day.

                  "Committed Purchasers" shall mean the banks and other financial institutions identified as such on Schedule B to the Receivables Transfer Agreement, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

                  "Commitment Percentage" shall mean, with respect to any Committed Purchaser for a CP Conduit Purchaser, the ratio (expressed as a percentage) of such Committed Purchaser's Commitment to the aggregate Commitments of all Committed Purchasers for such CP Conduit Purchaser.

                  "Concentration Factor" shall mean, on any day with respect to any Obligor and each Subsidiary of such Obligor, except for a Special Obligor (other than as specified in the definition of Special Obligor Concentration Factor), a percentage equal to the following:

                  (i) with respect to Receivables of any Obligor with short-term ratings (and any Subsidiary of such Obligor) or, if the Obligor does not have a short term rating from the applicable Rating Agency, long-term ratings, of at least A-1 or A by S&P, respectively, and at least P-1 or A2 by Moody's, respectively, 15%;

                  (ii) with respect to Receivables of any Obligor with short-term ratings (and any Subsidiary of such Obligor) or, if the Obligor does not have a short term rating from the applicable Rating Agency, long-term ratings, of at least A-2 or BBB+ by S&P, respectively, and at least P-2 or Baa1 by Moody's, respectively, 12%;

                  (iii) with respect to Receivables of any Obligor which does not have a short term rating from the applicable Rating Agency (and any Subsidiary of such Obligor), but has a long-term rating of at least BBB- by S&P and at least Baa3 by Moody's, 6%;

                  (iv) with respect to Receivables of any Obligor with short-term ratings (and any Subsidiary of such Obligor) or, if the Obligor does not have a short term rating from the applicable Rating Agency, long-term ratings, below A-2 or BBB- by S&P, respectively, and below P-2 or Baa3 by Moody's, respectively, 3%; and

                  (v) with respect to Receivables of any Obligor with no short-term or long-term ratings by S&P and Moody's (and any Subsidiary of such Obligor), 3%.

                         RECEIVABLES TRANSFER AGREEMENT


The Concentration Factor for Obligors with split ratings shall be determined based upon the lower of the two ratings.

                  "Conduit Assignee" shall mean, with respect to any CP Conduit Purchaser, any commercial paper conduit that issues commercial paper rated at least A-1 by S&P and P-1 by Moody's, administered by the Funding Agent with respect to such CP Conduit Purchaser and designated by such Funding Agent to accept an assignment from such CP Conduit Purchaser of such CP Conduit Purchaser's rights and obligations pursuant to Section 10.06(b) of the Receivables Transfer Agreement.

                  "Consent Date" shall have the meaning specified in Section 2.26(a) of the Receivables Transfer Agreement.

                  "Contract" shall mean a written agreement or invoice, pursuant to or under which an Obligor shall be obligated to pay for merchandise purchased or services rendered by the related Seller (or, in the case of the Dyers Receivables, Dyers) and including all items and provisions incorporated or implied by applicable law, including, without limitation, the Relevant UCC.

                  "Contributed Receivables" shall have the meaning specified in
Section 3.2(b) of the Receivables Purchase Agreement.

                  "CP Conduit Funded Amount" means, with respect to any CP Conduit Purchaser for any day, the aggregate portion of the Net Investment funded by such CP Conduit Purchaser through the issuance of Commercial Paper outstanding on such day.

                  "CP Conduit Funding Limit" means, with respect to any CP Conduit Purchaser, the amount set forth opposite such CP Conduit Purchaser's name on Schedule B to the Receivables Transfer Agreement, as the same may be reduced from time to time as provided in Section 2.07 of the Receivables Transfer Agreement.

                  "CP Conduit Purchasers" shall mean the Persons identified as such on Schedule B to the Receivables Transfer Agreement, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

                  "CP Conduit Purchaser's Interest" shall mean, on any day, with respect to any CP Conduit Purchaser, the beneficial interest of such CP Conduit Purchaser in the Receivables and Related Security and Collections and Proceeds thereof, which beneficial interest shall equal the product of (i) the Percentage Factor on such day, (ii) the Outstanding Balance of all Receivables and (iii) the percentage equivalent of a fraction, the numerator of which is the CP Conduit Funded Amount of such CP Conduit Purchaser and the denominator of which is the Net Investment.

                  "CP Conduit Purchaser's Termination Event" shall mean, (i) in the case of PARCO, a PARCO Termination Event, (ii) in the case of Eiffel, an Eiffel Termination Event, (iii) in the case of Liberty, a Liberty Termination Event, (iv) in the case of Redwood, a Redwood Termination Event or (v) in the case of any Conduit Assignee or other Person who becomes a CP Conduit Purchaser after the Restatement Date, the "CP Conduit Purchaser's Termination Event" specified in the agreement by which such Person becomes a party to the Receivables Transfer Agreement.

                  "CP Rate" shall mean, (a) with respect to any CP Tranche funded or maintained by any Match Funding CP Conduit Purchaser during any CP Tranche Period, the rate equivalent to the weighted average of (i) the discount rate (or if more than one discount rate, the weighted average of the discount rates) at which Commercial Paper having a term equal to such CP Tranche Period can be sold by any placement agent or commercial paper dealer selected by such Match Funding CP Conduit Purchaser,

                         RECEIVABLES TRANSFER AGREEMENT



converted to an annual yield-equivalent rate on the basis of a 360-day year, which rates shall include placement agent and dealer fees and commissions and
(ii) the annual interest rate (or if more than one rate, the weighted average of the annual interest rates) payable by such Match Funding CP Conduit Purchaser on interest-bearing Commercial Paper having a term equal to such CP Tranche Period, on the basis of a 360-day year, which rates shall include placement agent and dealer fees and commissions, and (b) with respect to any CP Conduit Funded Amount funded or maintained by any Pooled Funding CP Conduit Purchaser during any CP Tranche Period, the rate equivalent to the weighted average of (i) the weighted average of the discount rates on all of such Pooled Funding CP Conduit Purchaser's Commercial Paper issued at a discount and outstanding during such Tranche Period, converted to an annual yield-equivalent rate on the basis of a 360-day year, which rates shall include placement agent and dealer fees and commissions, and (ii) the weighted average of the annual interest rates payable by such Pooled Funding CP Conduit Purchaser on all interest-bearing Commercial Paper outstanding during such Tranche Period, on the basis of a 360-day year, which rates shall include placement agent and dealer fees and commissions; provided, that to the extent that such CP Tranche is funded by a specific issuance of such Pooled Funding CP Conduit Purchaser's Commercial Paper, the "CP Rate" may, in such Pooled Funding CP Conduit Purchaser's sole discretion, equal the rate or weighted average of the rates applicable to such issuance; provided, further, that to the extent that any CP Conduit Purchaser is making purchases hereunder not funded by the issuance of Commercial Paper, the "CP Rate" for such CP Conduit Purchaser shall then equal the rate of borrowing applicable to it under one or more agreements with its respective Program Support Provider.

                  "CP Tranche" shall mean a Tranche as to which Discount is calculated at the CP Rate.

                  "CP Tranche Period" shall mean, (a) for any Match Funding CP Conduit Purchaser, with respect to a CP Tranche, a period of days not to exceed 90 days commencing on a Business Day requested by the Transferor and agreed to by such Match Funding CP Conduit Purchaser pursuant to Section 2.03 of the Receivables Transfer Agreement; provided that if a CP Tranche Period would end on a day which is not a Business Day, such CP Tranche Period shall end on the next succeeding Business Day, and (b) for any Pooled Funding CP Conduit Purchaser, with respect to a CP Tranche, each calendar month, provided that on or after the Termination Date, each Pooled Funding CP Conduit Purchaser (or the Funding Agent with respect to such Pooled Funding CP Conduit Purchaser) shall select all Tranche Periods.

                  "Credit and Collection Policy" shall mean the Sellers' credit and collection policy or policies relating to Contracts and Receivables existing on the Original Closing Date and referred to in Exhibit A attached to the Receivables Transfer Agreement, as amended, supplemented or otherwise modified and in effect from time to time in compliance with Section 5.02(c) of the Receivables Transfer Agreement.

                  "Credit Default Swap" shall mean (i) the credit default swap dated as of December 20, 2001 between the Transferor and an Eligible Counterparty with respect to the payment obligations of DaimlerChrysler AG under Receivables sold to the Transferor, (ii) the credit default swap dated as of December 20, 2001 between the Transferor and an Eligible Counterparty with respect to the payment obligations of General Motors Corporation under Receivables sold to the Transferor, (iii) the credit default swap dated as of December 20, 2001 between the Transferor and an Eligible Counterparty with respect to the payment obligations of Ford Motor Company under Receivables sold to the Transferor, and (iv) any other credit default swap entered into by the Transferor with respect to payment obligations of any Obligor in respect of the related Receivables, in each case which shall be satisfactory in form, substance, amount and in all other respects to the Administrative Agent and each Committed Purchaser, as the same may from time to time be modified, supplemented, amended, extended or replaced as consented to by the Administrative Agent, each Funding Agent and each Committed Purchaser.

                         RECEIVABLES TRANSFER AGREEMENT

                  "Daily Report" shall mean a Deposit Report delivered on each Business Day pursuant to Section 2.12 of the Receivables Transfer Agreement.

                  "Deemed Collections" shall mean any Collections on any Receivable deemed to have been received pursuant to Section 2.10(a) or (b) of the Receivables Transfer Agreement.

                  "Default Ratio" shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which shall be the sum of (a) the aggregate unpaid balance of Receivables that were 91 to 120 days past due and (b) the aggregate amount of Receivables that were charged off as uncollectible or which, in accordance with the Credit and Collection Policy, should be written off as uncollectible, in each case prior to the day that is 121 days after its original due date during such Settlement Period, and the denominator of which shall be the aggregate amount of all Receivables originated (or, in the case of the Dyers Receivables, acquired) by the Sellers during the fifth prior Settlement Period (including the Settlement Period ended on such day).

                  "Defaulted Receivable" shall mean a Receivable: (i) as to which any payment, or part thereof, remains unpaid for more than 91 days from the original due date for such Receivable; (ii) as to which an Event of Bankruptcy has occurred and is continuing with respect to the Obligor thereof;
(iii) which has been identified by the Transferor, the Seller or the Collection Agent as uncollectible; or (iv) which, in accordance with the Credit and Collection Policy, should be written off as uncollectible.

                  "Delinquency Ratio" shall mean, on any day, a fraction the numerator of which is the aggregate principal amount of all Delinquent Receivables as of the end of the preceding Settlement Period and the denominator of which is the aggregate principal amount of all outstanding Receivables as of the end of the preceding Settlement Period.

                  "Delinquent Receivable" shall mean a Receivable as to which any payment, or part thereof, remains unpaid for more than 61 days past its original due date.

                  "Deposit Account" shall have the meaning specified in Section
2.05 of the Receivables Transfer Agreement.

                  "Deposit Report" shall mean a written report substantially in the form attached hereto as Exhibit D-1.

                  "Diluted Receivable" shall mean, any Receivable which is the subject of a reduction or cancellation as a result of any defective, rejected or returned merchandise or services and all credits, rebates, discounts, disputes, warranty claims, repossessed or returned goods, charge backs, allowances, other dilutive factors and any other billing or other adjustment (whether effected through the granting of credits against the applicable Receivables or by the issuance of a check or other payment in respect of (and as payment for) such reduction or cancellation) but excluding adjustments, reductions, or cancellations in respect of the Obligor's bankruptcy or insolvency.

                  "Dilution Adjustments" shall mean, collectively, the adjustments, cancellations and reductions described in the definition of "Diluted Receivable."

                  "Dilution Horizon" shall mean the number of days from the invoicing of a Receivable until a Dilution Adjustment with respect to such Receivable is issued by a Seller or a Seller receives notice that a Dilution Adjustment will have to be issued in respect of such Receivable.

                  "Dilution Horizon Factor" shall mean (i) for the period from the Original Closing Date until the July 2002 Settlement Date, 2.52 and (ii) for any six-month period thereafter (beginning and

                         RECEIVABLES TRANSFER AGREEMENT

ending on a Settlement Date) a fraction, the numerator of which is the dollar weighted average Dilution Horizon of the Sellers (based upon the Dilution Adjustment of the selected Receivables) in the prior six-month period, or in the case of the July 2002 to January 2003 period the last four Settlement Periods prior to such period (which shall be calculated by the Collection Agent, in accordance with its past procedures for such calculations), and the denominator of which is 30; provided however, that if the Dilution Horizon Factor for any period is less than the Dilution Horizon Factor for the immediately preceding period, then the actual Dilution Horizon Factor for such current period shall be recalculated to equal a fraction, the numerator of which is equal to the average of the numerators used to calculate the Dilution Horizon Factor for such immediately preceding period and such current period and the denominator of which is 30.

                  "Dilution Period" shall mean as of any Settlement Date and continuing until (but not including) the next Settlement Date, the quotient of
(i) the product of (A) the principal amount of Receivables originated (or, in the case of the Dyers Receivables, acquired) by the Sellers during the Settlement Period immediately preceding such earlier Settlement Date and (B) the Dilution Horizon Factor divided by (ii) the Net Receivables Balance as of the last day of the Settlement Period preceding such earlier Settlement Date.

                  "Dilution Ratio" shall mean, as of the last day of each Settlement Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Dilution Adjustments (excluding any Dilution Adjustments made to Excluded Diluted Receivables) arising during such Settlement Period and the denominator of which is the aggregate principal amount of all Receivables originated (or, in the case of the Dyers Receivables, acquired) by the Sellers during the Settlement Period immediately preceding the Settlement Period ended on such day.

                  "Dilution Reserve Ratio" shall mean, as of any Settlement Date, and continuing until (but not including) the next Settlement Date, an amount (expressed as a percentage) that is calculated as follows:

                      DRR = [(C x D) + [(E-D) x (E/D)]] x F

Where:

DRR           =         Dilution Reserve Ratio;

C             =         2.0;

D             =         the twelve-month rolling average of the Dilution Ratio
                        that occurred during the period of twelve consecutive
                        Settlement Periods ending immediately prior to such earlier Settlement Date;

E             =         the highest Dilution Ratio that occurred during the
                        period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Date; and

F             =         the Dilution Period.

                  "Discount" means, with respect to any Tranche Period:


                                 (TR x TNI x AD)
                        -------------------------------
                                       YD

                         RECEIVABLES TRANSFER AGREEMENT

Where:

TR             =       the Tranche Rate applicable to such Tranche Period;

TNI            =       the portion of the Net Investment allocated to such
                       Tranche Period;

AD             =       the actual number of days during such Tranche Period; and

YD             =       either (i) if the Tranche Rate is the CP Rate or the
                       Eurodollar Rate, 360 or (ii) if the Tranche Rate is the
                       Base Rate, 365 or 366, as applicable.

provided, however, that no provision of the Receivables Transfer Agreement shall require the payment or permit the collection of Discount in excess of the maximum amount permitted by applicable law; and provided, further, that Discount shall not be considered paid by any distribution if, at any time, such distribution is rescinded or must be returned for any reason.

                  "Discount Percentage" shall mean, on any date, the percentage obtained from the following formula:

                             100% - (A + B + C + D)

all determined by the Transferor as of the related Transfer Date,

Where

A = The ratio, as of such Transfer Date, obtained by dividing (a) Charged-Off Receivables (net of recoveries in respect of Charged-Off Receivables) during the six-fiscal month period immediately preceding the Settlement Date most recently preceding such Transfer Payment Date by (b) the aggregate amount of Collections during the six-fiscal month period immediately preceding the Settlement Date most recent to such Transfer Date (the "Adjusted Loss Reserve Percentage").

B = The amount, as of such Transfer Date, obtained by dividing (a) the product of (i) 1.5, (ii) the average of the DSO for the three Settlement Dates most recent to such Transfer Date and (iii) the Base Rate as of the Settlement Date most recent to such Transfer Date by (b) 365 (the "Adjusted Carrying Cost Reserve Percentage").

C = The product of (i) the Servicing Fee Percentage and (ii) 1.5 times the average DSO for the three Settlement Dates immediately preceding such Transfer Date divided by (iii) 365.

D = The amount of 1/10 of 1%, which reflects the cost of the Transferor's overhead, including costs of processing the purchase of Receivables and other normal operation costs and a reasonable profit margin (the "Processing Expense Reserve Percentage").

                  None of the elements of the above-referenced formula, in respect of any purchase of Receivables, will be adjusted following the related Transfer Date.

                  With respect to each calculation set forth above with respect to a Settlement Date, such calculation as calculated on such Settlement Date and included in the applicable Settlement Statement shall remain in effect from and including the related Settlement Date to but excluding the following Settlement Date.

                         RECEIVABLES TRANSFER AGREEMENT


                  For the initial Settlement Period, the Discount Percentage will be 98%.

                  "Dismissal Period" shall mean, with respect to any Event of Bankruptcy, the continuance, undismissed, unstayed and in effect, of a related proceeding for a period of sixty (60) consecutive days.

                  "DSO" shall mean, on any Settlement Date, the number of calendar days equal to the product of (a) 91 and (b) the amount obtained by dividing (i) the Net Receivables Balance as of the last day of the immediately preceding Settlement Period by (ii) the aggregate balance of Receivables which arose during the three (3) consecutive Settlement Periods immediately preceding such Settlement Date, which calculation shall remain in effect until the next succeeding Settlement Date for all purposes of the Receivables Transfer Agreement.

                  "Dyers" shall mean Western Avenue Dyers, L.P., a Delaware limited partnership.

                  "Dyers Receivable" shall mean a Receivable acquired by C&A from Dyers, prior to the Original Closing Date.

                  "Early Collection Fee" shall mean, for any Tranche Period during which the portion of the Net Investment that was allocated to such Tranche Period is reduced for any reason whatsoever, the excess, if any, of (i) the additional Discount that would have accrued during such Tranche Period if such reductions had not occurred, minus (ii) the income, if any, received by the recipient of such reductions from investing the proceeds of such reductions.

                  "Eiffel" shall mean Eiffel Funding, LLC.

                  "Eiffel Termination Event" shall mean that the providers of Eiffel's program liquidity and/or letter of credit facilities shall have given notice that an event of default has occurred and is continuing under their respective agreements with Eiffel.

                  "Eligible Counterparty" shall mean a Counterparty with commercial paper or short-term deposit ratings of at least A-1 or P-1.

                  "Eligible Obligor" shall mean any Obligor (i) as to which not more than 25% of the aggregate Receivables relating thereto are more than 60 days past their original due date, (ii) as to which, if the aggregate Receivables of such Obligor exceed 15% of the then aggregate Eligible Receivables, such aggregate Receivables are covered by a Credit Default Swap,
(iii) that is not an Official Body or an Affiliate of any of the parties to the Receivables Transfer Agreement, and (iv) that is not the subject of an Event of Bankruptcy (without giving effect to any Dismissal Period).

                  "Eligible Receivable" shall mean, at any time, any Receivable:

         (1) which (a) has been originated by a Seller or is a Dyer Receivable and (b) has been sold to the Transferor pursuant to and in accordance with the Receivables Purchase Agreement, and to which the Transferor has good title thereto, free and clear of any Adverse Claims (other than Permitted Encumbrances);

         (2) which (together with the Collections and Related Security related thereto) has been the subject of either (A) a valid sale and assignment from the Transferor to the Administrative Agent, on behalf of the CP Conduit Purchasers and the Committed Purchasers, of all of the Transferor's right, title and interest therein or (B) the grant of a first priority perfected security interest therein (and in the Collections and Related

                         RECEIVABLES TRANSFER AGREEMENT


                  Security related thereto), in each case free and clear of all liens and effective until the termination of the Receivables Transfer Agreement.

         (3)      the Obligor of which is an Eligible Obligor;

         (4) the Obligor of which is a United States resident; provided, however, that Receivables the Obligors of which are resident in Canada shall be deemed to be Eligible Receivables (x) if such Receivables would otherwise be Eligible Receivables and
                  (y) only to the extent the aggregate principal amount of such Receivables does not exceed 20.0% of the Outstanding Balance of all Eligible Receivables;

         (5)      which is not a Delinquent Receivable or a Defaulted
                  Receivable;

         (6) which (A) arises pursuant to a Contract with respect to which the Seller has performed all obligations required to be performed by it thereunder, including, without limitation, shipment of the merchandise and/or the performance of the services purchased thereunder; and (B) according to the Contract related thereto, has been billed and is required to be paid in full within 60 days of the original billing date therefor in accordance with the terms of the applicable Contract;

         (7) which is an account receivable representing all or part of the sales price of merchandise, insurance or services within the meaning of Section 3(c) of the Investment Company Act of 1940, as amended or is an "eligible asset" as defined in Rule 3a-7 under the Investment Company Act of 1940, as amended;

         (8) which is (A) an "account" within the meaning of Section 9-102(a)(2) of the Relevant UCC or (B) a "general intangible" within the meaning of Section 9-102(a)(42) of the Relevant UCC;

         (9) which is denominated and required to be settled only in United States dollars or Canadian Dollars in the United States or Canada, provided that if (A) the Required Currency Hedge is not in place or (B) a Counterparty ceases to be an Eligible Counterparty, then such Receivables shall not be Eligible Receivables (except that if such Counterparty is no longer an Eligible Counterparty as a result of such Counterparty's commercial paper or short-term deposit ratings not being at least A-1 or P-1, but such ratings are not lower than A-2 or P-2, respectively, and such Counterparty is to be replaced with an Eligible Counterparty in accordance with Section 5.01(r), then such Receivables shall be Eligible Receivables during the 30-day period referred to in Section 5.01(r)); and provided, further that if the Required Currency Hedge is for a notional amount less than the Required Hedge Notional Amount, then the principal amount of Canadian Dollar Receivables included as Eligible Receivables will be limited to the actual notional amount of the Required Currency Hedge calculated using the Valuation Price;

         (10) which arises under a Contract that, together with the Receivable related thereto, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor, enforceable against such Obligor in accordance with its terms and is not subject to any litigation, dispute, offset (including, without limitation, with respect to any amounts owed by C&A or any Seller to Johnson Controls, Inc.), counterclaim or other defense other than unexpired volume or pricing discounts or rebates to which the obligor thereon may be entitled, provided that only such portion of such receivable subject to any such dispute, offset, counterclaim or defense shall be deemed ineligible under this criterion;

                         RECEIVABLES TRANSFER AGREEMENT


         (11) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

         (12) which (A) satisfies all applicable requirements of the Credit and Collection Policy, (B) is assignable without the consent of, or notice to, the Obligor thereunder and (C) complies with such other reasonable criteria and requirements as the Administrative Agent may, in accordance with any changes to Rating Agency criteria, from time to time specify to the Transferor following five (5) days' notice;

         (13) which was originated in the ordinary course of the Seller's business;

         (14) the Obligor of which has been directed to make all payments to a specified account of the Transferor with respect to which there shall be a Lockbox Agreement in effect;

         (15) the assignment of which under the Receivables Purchase Agreement by the Seller to the Transferor and the assignment of which under the Receivables Transfer Agreement by the Transferor to the CP Conduit Purchasers and the Committed Purchasers does not violate, conflict with or contravene any applicable laws, rules, regulations, orders or writs or any contractual or other restriction, limitation or encumbrance and does not require the consent of any Person that has not been obtained;

         (16) which has not been compromised, adjusted or modified for credit reasons (including by the extension of time for payment or the granting of any discounts, allowances or credits), provided that only such portion of such receivable that has been so compromised, adjusted or modified shall be deemed ineligible pursuant to this criterion; and

         (17) which, if purchased with proceeds of Commercial Paper, would constitute a "current transaction" within the meaning of
                  Section 3(a)(3) of the Securities Act of 1933, as amended.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, supplemented or otherwise modified and in effect from time to time, and the rules and regulations promulgated thereunder.

                  "ERISA Affiliate" shall mean, with respect to any Person, (i) any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code (as in effect from time to time, the "Code")) as such Person; (ii) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the
Code) with such Person; or (iii) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above.

                  "ERISA Event" shall mean any of the following: (i) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (ii) the receipt by such Person or any ERISA Affiliate from the Pension Benefit Guaranty Corporation or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (iii) the incurrence by such Person or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or

                         RECEIVABLES TRANSFER AGREEMENT


Multiemployer Plan; (iv) any "reportable event" as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (unless either
(x) the 30-day notice period is waived or (y) the event is described in Pension Benefit Guaranty Corporation Regs. Sections 4043.29, 4043.30, 4043.31 or 4043.32, and (A) no increase in unfunded vested benefits of a Plan or termination of a Plan occurs or could reasonably be expected to occur as a result and (B) the transaction involved is not described in Section 4069 or 4212(c) of ERISA), (v) the incurrence by such Person or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or (vi) the receipt by such Person or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from such Person or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "Eurodollar Rate" shall mean, with respect to any Eurodollar Tranche Period, a rate per annum equal to the sum (rounded upwards, if necessary, to the next higher 1/100 of 1%) of (A) the rate obtained by dividing
(i) the applicable LIBOR Rate by (ii) a percentage equal to 100% minus the reserve percentage used for determining the maximum reserve requirement as specified in Regulation D of the Board of Governors of the Federal Reserve System of the United States (or any successors) or in any regulations of any other Official Body having jurisdiction with respect thereto (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is applicable during such Eurodollar Tranche Period in respect of eurocurrency or eurodollar funding, lending or liabilities (or, if more than one percentage shall be so applicable, the daily average of such percentage for those days in such Eurodollar Tranche Period during which any such percentage shall be applicable) plus (B) the then daily net annual assessment rate (rounded upwards, if necessary, to the nearest 1/100 of 1%) as estimated by the Administrative Agent for determining the current annual assessment payable to the Federal Deposit Insurance Corporation in respect of eurocurrency or eurodollar funding, lending or liabilities.

                  "Eurodollar Tranche" shall mean a Tranche as to which Discount is calculated at the Eurodollar Rate plus the Applicable Margin.

                  "Eurodollar Tranche Period" shall mean, with respect to a Eurodollar Tranche, prior to the Termination Date, a period of up to three (3) months requested by the Transferor and agreed to by a CP Conduit Purchaser, a Committed Purchaser or the Funding Agent for such CP Conduit Purchaser or such Committed Purchaser commencing on a Business Day requested by the Transferor and agreed to by the CP Conduit Purchaser, the Committed Purchaser or the Funding Agent for such CP Conduit Purchaser or such Committed Purchaser; provided, however, that if such Eurodollar Tranche Period would expire on a day which is not a Business Day, such Eurodollar Tranche Period shall expire on the next succeeding Business Day; provided, further, that if such Eurodollar Tranche Period would expire on (a) a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Eurodollar Tranche Period shall expire on the next preceding Business Day or (b) a Business Day for which there is no numerically corresponding day in the applicable subsequent calendar month, such Eurodollar Tranche Period shall expire on the last Business Day of such month.

                  "Event of Bankruptcy" shall mean, with respect to any Person,
(i) that such Person (a) shall generally not pay its debts as such debts become due or (b) shall admit in writing its inability to pay its debts generally or
(c) shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against such Person seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property, and, with respect to any Person other than the Transferor, in the case of a proceeding instituted by a party other than such Person, the Dismissal Period shall have elapsed,

                         RECEIVABLES TRANSFER AGREEMENT


or (iii) if such Person is a corporation, such Person or any Subsidiary shall take any corporate action to authorize any of the actions set forth in the preceding clauses (i) or (ii).

                  "Excluded Diluted Receivables" shall mean:

                  (i) Receivables originated by any New Seller which became Diluted Receivables (x) prior to the Original Closing Date or (y) after the Original Closing Date up to $500,000 in the aggregate, in each case as a result of DaimlerChrysler's 5.5% price rollback announced in the fourth quarter of 2000;

                  (ii) any Tooling Receivables originated by any New Seller which became a Diluted Receivable (x) prior to the Original Closing Date, as a result of such Receivable being billed prior to completion of a production part approval process (or equivalent process) with respect to such Receivable, or (y) after the Original Closing Date, as a result of Dilution Adjustments to Receivables originated prior to the Original Closing Date;

                  (iii) any Receivable originated by any New Sellers which became a Diluted Receivable prior to the Original Closing Date as a result of Dilution Adjustments made on the date such Receivable was originated; and

                  (iv) any Receivable originated by any New Sellers owed by any Obligor which became a Diluted Receivable prior to the Original Closing Date as a result of Dilution Adjustments arising from the netting of amounts owed by any New Sellers to such Obligor against such Receivable.

                  "Extending Committed Purchaser" shall have the meaning specified in Section 2.26(a) of the Receivables Transfer Agreement.

                  "Facility Limit" shall mean, at any time, the sum of the CP Conduit Funding Limits then in effect; provided, that the Facility Limit may not at any time exceed 98.04% of the Aggregate Commitment at any time in effect (as such percentage may be adjusted following assignments made pursuant to Section 10.06); provided, further, that from and after the Termination Date, the Facility Limit shall at all times equal the Net Investment.

                  "Federal Funds Rate" shall mean, for any day, an interest rate per annum equal to (a) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 A.M. (New York time) on such day on such transactions received by the Administrative Agent from three (3) federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

                  "Fee Letters" shall mean (i) the JPMorgan Chase Fee Letter,
(ii) the letter agreement, dated as of February 6, 2002, between the Transferor and Eiffel with respect to certain fees to be paid by the Transferor to Eiffel,
(iii) the letter agreement, dated as of February 6, 2002, between the Transferor and The Bank of Nova Scotia with respect to certain fees to be paid by the Transferor to The Bank of Nova Scotia and (iv) the letter agreement, dated as of September 24, 2002, between the Transferor and the Redwood Funding Agent with respect to certain fees to be paid by the Transferor to the Redwood Funding Agent.

                  "Fees" shall mean the fees payable pursuant to the Fee
Letters.

                         RECEIVABLES TRANSFER AGREEMENT


                  "Finance Charges" shall mean, with respect to a Contract, any finance, interest, late or similar charges owing by an Obligor pursuant to such Contract.

                  "First Amendment Effective Date" shall mean September 24,
2002.

                  "Funding Agents" shall mean the Persons identified as such on Schedule B to the Receivables Transfer Agreement, as the same may be amended, supplemented or otherwise modified and in effect from time to time.

                  "GAAP" shall mean United States generally accepted accounting principles as in effect from time to time.

                  "GE Capital" shall mean General Electric Capital Corporation, a Delaware corporation, and its successors and assigns.

                  "GE Capital Roles" shall have the meaning specified in Section
10.15 of the Receivables Transfer Agreement.

                  "Guarantor" shall mean C&A in its capacity as Guarantor under the Limited Guaranty.

                  "Guaranty" shall mean, with respect to any Person, any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person or otherwise assures any other creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract and shall include, without limitation, the contingent liability of such Person in connection with any application for a letter of credit; provided, however, that the term "Guaranty" shall not mean or include the endorsements by such Person of Instruments for deposit or collection in the ordinary course of business.

                  "Incremental Transfer" shall mean a Transfer which is made pursuant to Section 2.02(a) of the Receivables Transfer Agreement.

                  "Indebtedness" shall mean, with respect to any Person, such Person's (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than accounts payable arising in the ordinary course of such Person's business on terms customary in the trade, (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease obligations and (vi) Guaranty obligations.

                  "Indemnified Amounts" shall have the meaning specified in
Section 2.20 of the Receivables Transfer Agreement.

                  "Indemnified Party" shall have the meaning specified in
Section 2.20 of the Receivables Transfer Agreement.

                  "Indemnified Taxes" shall mean any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Official Body, excluding (A) all franchise taxes, all taxes, levies, imposts, duties, charges, fees, deductions and withholdings imposed on or measured by net income, capital or net worth or all taxes, levies, imposts, duties, charges, fees, deductions and withholdings on doing business on the Administrative Agent and any other Indemnified Parties, in each case, imposed:

                         RECEIVABLES TRANSFER AGREEMENT


                  (i) by the United States or any political subdivision or taxing authority thereof or therein;

                  (ii) by any jurisdiction under the laws of which any Program Support Provider or any Indemnified Party or lending office is organized or in which its lending office is located, managed or controlled or in which its principal office is located or any political subdivision or taxing authority thereof or therein; or

                  (iii) by reason of any connection between the jurisdiction imposing such tax and the Administrative Agent or any other Indemnified Party or such lending office other than a connection arising solely from the Receivables Transfer Agreement or any other Transaction Document or any transaction hereunder or thereunder,

(B) all penalties, interests, additions to taxes and expenses resulting from gross negligence or willful misconduct on the part of any Program Support Provider or any Indemnified Party, as the case may be, and (C) all taxes, levies, imposts, duties, charges, fees, deductions and withholdings imposed by reason of the failure of any Indemnified Party to comply with its obligations, if any, under Section 2.22(b) of the Receivables Transfer Agreement (including, without limitation, its inability to comply with Section 2.22(b)(i) of the Receivables Transfer Agreement).

                  "Independent Director" shall have the meaning specified in
Section 5.01(n)(x) of the Receivables Transfer Agreement.

                  "Insolvency Event" means, as to any Person:

                  (a) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed, or any other similar relief shall be granted under any applicable federal or state law, (ii) an involuntary case is commenced against such Person under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect which remains undismissed, undischarged or unbonded for a period of 90 days or (iii) such Person shall have a decree or an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or

                  (b) such Person shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Person; or such Person shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make a general assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

                  "Interest Coverage Ratio" shall be calculated as set forth in the Senior Credit Facility; provided that, for purposes set forth in Section
2.12 of the Receivables Transfer Agreement and Section 9.1 of the Receivables Purchase Agreement, such ratio shall be compared to the ratio set forth below opposite the applicable time period:

                         RECEIVABLES TRANSFER AGREEMENT


                  Period Ending:                                             Ratio:
                  -------------                                              -----
                  December 31, 2001-September 30, 2002                       2.25 to 1.00
                  December 31, 2002                                          2.35 to 1.00
                  March 31, 2003                                             2.45 to 1.00
                  June 30, 2003                                              2.55 to 1.00
                  September 30, 2003                                         2.65 to 1.00
                  December 31, 2003-September 30, 2004                       2.85 to 1.00
                  December 31, 2004-March 31, 2005                           3.00 to 1.00
                  June 30, 2005 and thereafter                               3.25 to 1.00

                  "JCI Collection Account" shall have the meaning specified in
Section 6.05(g) of the Receivables Transfer Agreement.

                  "JCI Collections" shall have the meaning specified in Section 6.05(g) of the Receivables Transfer Agreement.

                  "JPMorgan Chase" shall mean JPMorgan Chase Bank, in its individual capacity, and its successors.

                  "JPMorgan Chase Fee Letter" shall mean the letter agreement, dated the Original Closing Date, between the Transferor and the Administrative Agent, for the benefit of the CP Conduit Purchasers, the Funding Agents and the Committed Purchasers with respect to the fees to be paid by the Transferor under the Transaction Documents, as amended, supplemented or otherwise modified and in effect from time to time.

                  "JPMorgan Chase Roles" shall have the meaning specified in
Section 10.12 of the Receivables Transfer Agreement.

                  "LAPA" shall mean that certain Liquidity Loan and Asset Purchase Agreement dated as of September 24, 2002, among Redwood and GE Capital, in its capacities as (a) the Redwood Funding Agent, (b) the Collateral Agent and operating agent for Redwood, (c) the initial Liquidity Lender, (d) the liquidity agent, and (e) the Committed Purchaser for Redwood.

                  "Law" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

                  "Letter of Credit" shall mean that certain Irrevocable Letter of Credit No. RRC-3 dated March 7, 2000, issued by the Letter of Credit Providers at the request of Redwood in favor of the Collateral Agent pursuant to the Letter of Credit Agreement.

                  "Letter of Credit Agent" shall mean GE Capital, in its capacity as agent for the Letter of Credit Providers under the Letter of Credit Agreement.

                  "Letter of Credit Agreement" shall mean that certain Third Amended and Restated Letter of Credit Reimbursement Agreement dated as of March 7, 2000, among Redwood, the Letter of Credit Agent, the Letter of Credit Providers and the Collateral Agent.

                  "Letter of Credit Providers" shall mean, initially, GE Capital, in its capacity as issuer of the Letter of Credit under the Letter of Credit Agreement, and thereafter its successors and permitted assigns in such capacity.

                  "Leverage Ratio" shall be calculated as set forth in the Senior Credit Facility; provided, that, for purposes set forth in Section 2.12 of the Receivables Transfer Agreement and Section 9.1 of the

                         RECEIVABLES TRANSFER AGREEMENT


Receivables Transfer Agreement, such ratio shall be compared to the ratio set forth below opposite the applicable time period:

                  Period Ending:                                             Ratio:
                  -------------                                              -----
                  December 31, 2001-September 30, 2002                       4.50 to 1.00
                  December 31, 2002                                          4.25 to 1.00
                  March 31, 2003                                             4.00 to 1.00
                  June 30, 2003                                              3.75 to 1.00
                  September 30, 2003                                         3.50 to 1.00
                  December 31, 2003-September 30, 2004                       3.25 to 1.00
                  December 31, 2004 and thereafter                           3.00 to 1.00

                  "Liberty" shall mean Liberty Street Funding Corp.

                  "Liberty Termination Event" shall mean the date that the commitments of all Purchasers (as defined in Liberty's asset purchase agreement) terminate under such asset purchase agreement.

                  "LIBOR Rate" shall mean with respect to each Eurodollar Tranche Period for a Eurodollar Tranche, the rate per annum equal to the rate at which the Administrative Agent is offered U.S. Dollar deposits at or about 10:00 A.M. local market time, two Business Days prior to the beginning of such Eurodollar Tranche Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Tranches are then being conducted for delivery on the first day of such Eurodollar Tranche Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Tranche be outstanding during such Eurodollar Tranche Period (and rounded upward to the next whole multiple of 1/16 of 1%).

                  "Limited Guaranty" shall mean the Limited Guaranty of the Guarantor, in substantially the form of Exhibit M to the Receivables Transfer Agreement, dated as of December 20, 2001, as amended, supplemented or otherwise modified and in effect from time to time.

                  "Liquidating Purchaser Group" shall mean any Committed Purchaser whose Commitment has reached its Commitment Expiry Date, together with the related CP Conduit Purchaser.

                  "Liquidation Share" shall mean, for any Liquidating Purchaser Group, during the term of the applicable Partial Liquidation and any day during such Partial Liquidation, 100%.

                  "Liquidity Lenders" shall mean, collectively, GE Capital and any other provider of Liquidity Loans under the LAPA.

                  "Liquidity Loans" shall mean any and all borrowings by Redwood under the LAPA.

                  "Lockbox Account" shall mean an account owned by the Transferor and maintained by the Collection Agent at a Lockbox Bank for the purpose of receiving Collections from Receivables.

                  "Lockbox Agreement" shall mean an agreement among the Transferor, the Administrative Agent, the Collection Agent and a Lockbox Bank in substantially the form of Exhibit C to the Receivables Transfer Agreement.

                  "Lockbox Bank" shall mean each of the banks set forth in Exhibit B to the Receivables Transfer Agreement, and such banks as may be added thereto or deleted therefrom pursuant to Section 2.09 of the Receivables Transfer Agreement.

                         RECEIVABLES TRANSFER AGREEMENT


                  "Loss and Dilution Reserve Ratio" shall mean, on any day, the greater of:

                  (a)      the Minimum Loss Reserve; and

                  (b) the sum of the Loss Reserve Ratio plus the Dilution Reserve Ratio.

                  "Loss Horizon" shall mean, on any day, the amount obtained by dividing (i) the sum of all Receivables which arose (or in the case of the Dyers Receivables, were acquired) during the three Settlement Periods immediately preceding such day plus 0.25 times the sum of all Receivables which arose (or in the case of the Dyers Receivables, were acquired) during the fourth Settlement Period immediately preceding such day by (ii) the Net Receivables Balance as of the end of the preceding Settlement Period.

                  "Loss Reserve Ratio" shall mean, as of any Settlement Date, and continuing until (but not including) the next Settlement Date, an amount (expressed as a percentage) that is calculated as follows:

                               LRR = A * B * C * D

Where:

LRR           =         Loss Reserve Ratio;

A             =         2.0;

B             =         the highest three month average Default Ratio that
                        occurred during the twelve most recent Settlement
                        Periods; and

C             =         the Loss Horizon;

D             =         the Payment Terms Factor.

                  "Match Funding CP Conduit Purchaser" means each CP Conduit Purchaser that is identified on Schedule D to the Receivables Transfer Agreement as a Match Funding CP Conduit Purchaser and each CP Conduit Purchaser that, after the Original Closing Date, notifies the Transferor and the Administrative Agent in accordance with Section 2.03(a) of the Receivables Transfer Agreement in writing that it is funding its CP Conduit Funded Amount with Commercial Paper issued by it, or for its benefit, in specified CP Tranches selected in accordance with Section 2.03(a) of the Receivables Transfer Agreement and that, in each case, has not subsequently notified the Transferor and the Administrative Agent in writing that the Transferor will no longer be permitted to select CP Tranches in accordance with Section 2.03(a) of the Receivables Transfer Agreement in respect of the CP Conduit Funded Amount with respect to such CP Conduit Purchaser.

                  "Material Adverse Effect" shall mean any event or condition which would have a material adverse effect on (i) the collectibility of the Receivables, (ii) the condition (financial or otherwise), businesses or properties of the Transferor or any Seller, (iii) the ability of the Transferor or any Seller to perform its respective obligations under the Transaction Documents to which it is a party or (iv) the interests of the Administrative Agent, the CP Conduit Purchasers, the Funding Agents or the Committed Purchasers under the Transaction Documents; provided, however, that for purposes of clause
(ii) an event or condition resulting in a material adverse change in the condition (financial or otherwise) of any Seller will not be deemed to have a Material Adverse Effect unless such event or condition, in the Administrative Agent's reasonable discretion, is reasonably likely to have a material adverse effect on the condition (financial or otherwise) of C&A on a consolidated basis or on the Transferor.

                         RECEIVABLES TRANSFER AGREEMENT


                  "Maximum Percentage Factor" means 100%.

                  "Minimum Loss Reserve" shall mean, as of any Settlement Date and continuing until (but not including) the next Settlement Date, an amount (expressed as a percentage) that is calculated as follows:

          MLR       =         (a*b)+c

Where:

          MLR       =         Minimum Loss Reserve;

          a         =         the average of the Dilution Ratios during the
                              period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Date;

          b         =         the Dilution Period; and

          c         =         15%

                  "Moody's" shall mean Moody's Investors Service, Inc., and its successors and assigns.

                  "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Transferor, any Seller or any ERISA Affiliate of the Transferor or any Seller on behalf of its employees.

                  "Net Investment" shall mean the sum of the cash amounts paid to the Transferor by the CP Conduit Purchasers and/or the Committed Purchasers for all Incremental Transfers minus the aggregate amount of Collections received and applied by the Administrative Agent to reduce such Net Investment pursuant to Section 2.06 or 2.10 of the Receivables Transfer Agreement; provided that the Net Investment shall be restored and reinstated in the amount of any Collections so received and applied if, at any time, the distribution of such Collections is rescinded or must otherwise be returned for any reason.

                  "Net Receivables Balance" shall mean, at any time, the aggregate Outstanding Balance of the Eligible Receivables at such time, as reduced by (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor exceeds the product of the Concentration Factor or Special Obligor Concentration Factor, as applicable, for such Obligor multiplied by the Outstanding Balance of all Eligible Receivables and (ii) the Outstanding Balance of all Tooling Receivables originated by the New Sellers prior to the Original Closing Date.

                  "New Sellers" shall mean Collins & Aikman Automotive Interiors, Inc., Collins & Aikman Automotive Exteriors, Inc., Collins & Aikman Intellimold, Inc. and Textron Canada Limited.

                  "Non-Extending Committed Purchaser" shall have the meaning specified in Section 2.26(a) of the Receivables Transfer Agreement.

                  "Notional Amount" shall mean (i) with respect to DaimlerChrysler AG, an amount up to $100,000,000, (ii) with respect to General Motors Corporation, an amount up to $60,000,000, and (iii) with respect to Ford Motor Company, an amount up to $15,000,000.

                         RECEIVABLES TRANSFER AGREEMENT


                  "Obligor" shall mean a Person obligated to make payments for indebtedness and other obligations, including, without limitation, for the provision of goods and services pursuant to a Contract.

                  "Official Body" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                  "Original Agreement" shall mean the Receivables Transfer Agreement (as amended, supplemented or otherwise modified prior to the Restatement Date), dated as of December 20, 2001, among the Transferor, C&A, the Collection Agent, the CP Conduit Purchasers identified on Schedule B to the Original Agreement, the Committed Purchasers identified on Schedule B to the Original Agreement, the Funding Agent set forth on Schedule B to the Original Agreement and JPMorgan Chase.

                  "Original Closing Date" shall mean December 20, 2001.

                  "Other Transferor" shall mean any Person, other than the Transferor, that has entered into a receivables purchase agreement, receivables transfer agreement, loan agreement or funding agreement with the CP Conduit Purchasers.

                  "Outstanding Balance" shall mean, with respect to any Receivable at any time, the then outstanding principal amount thereof, excluding any accrued and outstanding Finance Charges related thereto and, in the case of any Receivable payable in Canadian Dollars, multiplied by the applicable Canadian Exchange Percentage.

                  "PARCO" shall mean the Park Avenue Receivables Corporation, a Delaware corporation, and its successors and assigns.

                  "PARCO Termination Event" shall mean that the providers of PARCO's program liquidity and/or letter of credit facilities shall have given notice that an event of default has occurred and is continuing under their respective agreements with PARCO.

                  "Parent" shall mean Collins & Aikman Corporation, a Delaware corporation, as the holder of 100% of the issued and outstanding capital stock of C&A.

                  "Partial Liquidation" shall have the meaning specified in
Section 2.06(c) of the Receivables Transfer Agreement.

                  "Participant" shall have the meaning specified in Section 10.06(c) of the Receivables Transfer Agreement.

                  "Payment Terms Factor" shall mean (i) for the period from the Original Closing Date until the second Settlement Date thereafter, 1.09 and (ii) for each one-month period to occur thereafter, a fraction, the numerator of which is the sum of (A) the weighted average payment terms (based upon the principal amount of the Receivables and expressed as a number of days) for the Receivables generated or acquired by the Sellers during such period and (B) 60, and the denominator of which is 90; provided, however, that if the Payment Terms Factor for any period is less than the Payment Terms Factor for the immediately preceding periods, then the actual Payment Terms Factor for such current period shall be recalculated to equal a fraction, the numerator of which is equal to the average of the numerators used to calculate the Payment Terms Factor for such current period and the three immediately preceding periods (without giving effect to this proviso) and the denominator of which is 90; provided, further, the Payment Terms Factor shall never be less than 1.0.

                         RECEIVABLES TRANSFER AGREEMENT


                  "Percentage Factor" shall mean the fraction (expressed as a percentage) computed on any date of determination as follows:


                             (LDRR + CCRR)            (SFRR x OBR)
       [NI    x    [1   +   --------------- ] ]  +   --------------
                               1 - LDRR                  1 - LDRR

    ---------------------------------------------------------------------
                                   NRB

Where:

NI            =      the Net Investment on the date of such computation;

LDRR          =      the Loss and Dilution Reserve Ratio on the date of such
                     computation;

CCRR          =      the Carrying Cost Reserve Ratio on the date of such
                     computation;

SFRR          =      the Servicing Fee Reserve Ratio on the date of such
                     computation;

OBR           =      the Outstanding Balance of all Receivables on the date of
                     such computation; and

NRB           =      the Net Receivables Balance on the date of such
                     computation.


                  "Permitted Encumbrances" means (i) liens for taxes, assessments or other governmental charges or levies not yet due and payable or if a Person shall currently be contesting the validity thereof in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Person, (ii) carriers' warehousemen's, mechanics', materialmen's, repairmen's and other like liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested by a Person in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Person,
(iii) liens resulting from any judgment or award (other than any judgment or award against the Transferor), which do not, in the aggregate, exceed $1,000,000 at any time, the time for the appeal or petition for rehearing of which shall not have expired, or appeals or proceedings for review of which are being prosecuted in good faith, and with respect to which adequate reserves are being maintained in accordance with GAAP, and (iv) liens, charges or encumbrances in favor of the Administrative Agent, any Funding Agent, the Transferor, any Committed Purchaser or any CP Conduit Purchaser created pursuant to the Transaction Documents.

                  "Permitted Investments" shall mean any of the following:

                  (a) negotiable instruments or securities represented by instruments in bearer or registered or in book-entry form which evidence (i) obligations fully guaranteed by the United States of America; (ii) obligations of any agency of the United States of America
         (iii) time deposits in, or bankers acceptances issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or state banking or depositary institution authorities;

                         RECEIVABLES TRANSFER AGREEMENT


         provided, however, that at the time of investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Moody's and S&P of at least "P-1" and "A-1," respectively, in the case of the certificates of deposit or short-term deposits, or a rating not lower than one of the two highest investment categories granted by Moody's and by S&P; (iv) certificates of deposit having, at the time of investment or contractual commitment to invest therein, a rating from Moody's and S&P of at least "P-1" and "A-1," respectively; or (v) investments in money market funds rated in the highest investment category or otherwise approved in writing by the Rating Agencies;

                  (b) demand deposits and cash escrows in any depositary institution or trust company referred to in (a)(iii) above;

                  (c) commercial paper (having original or remaining maturities of no more than 30 days) having, at the time of investment or contractual commitment to invest therein, a credit rating from Moody's and S&P of at least "P-1" and "A-1", respectively;

                  (d) Eurodollar time deposits having a credit rating from Moody's and S&P of at least "P-1" and "A-1", respectively; and

                  (e) repurchase agreements involving any of the Permitted Investments described in clauses (a)(i), (a)(iv) and (d) of this definition so long as the other party to the repurchase agreement has at the time of investment therein, a rating from Moody's and S&P of at least "P-1" and "A-1", respectively.

                  "Person" shall mean any corporation, limited liability company, natural person, firm, joint venture, partnership, trust, unincorporated organization, enterprise, government or any department or agency of any government.

                  "Pooled Funding CP Conduit Purchaser" means each CP Conduit Purchaser that is not a Match Funding CP Conduit Purchaser.

                  "Potential Termination Event" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute a Termination Event.

                  "Proceeds" shall mean "proceeds" as defined in Section 9-102(a)(64) the Relevant UCC.

                  "Program Documents" shall have the meaning set forth in the LAPA.

                  "Program Fee" shall have the meaning specified in the JPMorgan Chase Fee Letter.

                  "Program Support Provider" means, with respect to any CP Conduit Purchaser, the Committed Purchaser with respect to such CP Conduit Purchaser and any other additional Person now or hereafter extending credit, or having a commitment to extend credit to or for the account of, or to make purchases from, such CP Conduit Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with such CP Conduit Purchaser's securitization program and any agent acting on behalf of such Person.

                  "Pro Rata Share" shall mean, on any date of determination, (a) with respect to any CP Conduit Purchaser, the ratio (expressed as a percentage) of such CP Conduit Purchaser's CP Conduit Funding Limit to the Facility Limit at such time and (b) with respect to any Committed Purchaser, the

                         RECEIVABLES TRANSFER AGREEMENT


product of (x) the Pro Rata Share of the CP Conduit Purchaser for which such Committed Purchaser is a Committed Purchaser and (y) such Committed Purchaser's Commitment Percentage.

                  "Purchase Price" shall have the meaning specified in Section
3.1 of the Receivables Purchase Agreement.

                  "Purchased Receivables" shall have the meaning specified in
Section 3.2(b) of the Receivables Purchase Agreement.

                  "Purchased Receivables Percentage" means, with respect to any Seller as to which C&A has submitted a Seller Termination Request, the percentage equivalent of a fraction, the numerator of which is an amount equal to the aggregate Outstanding Balance of Receivables sold by such Seller as of the applicable Seller Termination Request Date, and the denominator of which is an amount equal to the aggregate Outstanding Balance of all Receivables as of such date.

                  "Purchase Termination Date" shall have the meaning specified in Section 9.1 of the Receivables Purchase Agreement.

                  "Rating Agencies" means on any date of determination the rating agencies then rating the Commercial Paper at the request of any CP Conduit Purchaser.

                  "Rating Agency Confidential Information Memorandum" means the Rating Agency / Co-Purchaser Confidential Information Memorandum, $250 Million Trade Receivables Securitization, dated December 2001.

                  "Rating Confirmation" means, with respect to any CP Conduit Purchaser and any subject amendment, modification, waiver or other action to be taken pursuant to the terms of the Transaction Documents, a confirmation by each of the Rating Agencies that such proposed amendment, modification, waiver or action shall not result in a downgrade or withdrawal of such Rating Agency's then current rating of the Commercial Paper.

                  "Receivables" shall mean all indebtedness and other obligations owed to a Seller by an Obligor (including Tooling Receivables except as provided below), whether constituting an account or general intangible, arising in connection with the sale or lease of merchandise or the rendering of services by (x) except in the case of any such indebtedness acquired by C&A from Dyers, a Seller, and (y) in the case of any such indebtedness acquired by C&A from Dyers, by Dyers; and in each case includes the right to payment of any Finance Charges and other obligations of such Obligor with respect thereto; provided, that any Tooling Receivables originated or acquired by Becker Group, L.L.C. shall not be considered "Receivables" for the purposes of the Transaction Documents. Notwithstanding the foregoing, once a Receivable has been deemed collected pursuant to Section 2.10 of the Receivables Transfer Agreement, it shall no longer constitute a Receivable under the Receivables Transfer Agreement.

                  "Receivables Purchase Agreement" shall mean the Receivables Purchase Agreement dated as of December 27, 1999, among C&A, C&A's wholly-owned direct and indirect Subsidiaries listed on Exhibit D thereto as sellers, and the Transferor, as Purchaser, as amended and restated by the Amended and Restated Receivables Purchase Agreement dated as of December 20, 2001, among the Sellers, as sellers, and the Transferor, as purchaser, and the other Sellers from time to time named therein, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.

                  "Receivables Transfer Agreement" shall mean the Receivables Transfer Agreement, dated as of December 20, 2001, by and between the Transferor, C&A, individually and as Collection Agent, the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and the

                         RECEIVABLES TRANSFER AGREEMENT


Administrative Agent, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time.

                  "Recipient" shall have the meaning specified in Section 2.15 of the Receivables Transfer Agreement.

                  "Records" shall mean all Contracts and other documents, books, records and other writings and information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to Receivables and the related Obligors.

                  "Redwood" shall mean Redwood Receivables Corporation, a Delaware corporation.

                  "Redwood LOC Draws" shall mean any payments made to Redwood in connection with the Letter of Credit and allocated to the Transferor.

                  "Redwood Termination Event" shall mean the occurrence of the date elected by Redwood or the Collateral Agent (which election shall be mandatory and immediate upon the occurrence of an event set forth in clause (c) below), by notice to the Administrative Agent as the Redwood Termination Date; provided, that on such date, one or more of the following events shall have occurred and be continuing: (a) a Redwood LOC Draw; (b) the obligations of the Liquidity Lenders to make Liquidity Loans shall have terminated and such Liquidity Lenders shall not have otherwise been replaced or the Commitment Expiry Date shall have occurred; (c) an event of default under the Collateral Agent Agreement or any other Program Document shall have occurred; (d) the short-term debt rating of a Liquidity Lender shall have been downgraded by a Rating Agency and such Liquidity Lender shall not have been replaced in accordance with the terms of the LAPA within 30 days thereafter; (e) Redwood or the Collateral Agent shall have determined that the funding of Receivables by Redwood under the Receivables Transfer Agreement is impracticable for any reason whatsoever, including as a result of (i) a drop in or withdrawal of any of the ratings assigned to the Commercial Paper issued by Redwood by any Rating Agency,
(ii) restrictions on the amount of Receivables Redwood can finance or (iii) the inability of Redwood to issue Commercial Paper; (f) any change in accounting standards shall occur or any pronouncement or release of any accounting or regulatory body (including FASB, AICPA or the Securities and Exchange Commission) shall be issued, or any other change in the interpretation of accounting standards shall occur, such that all or any portion of Redwood's assets and liabilities are deemed to be consolidated with the assets and liabilities of GE Capital or any of its affiliates; (g) a Termination Event shall have occurred and be continuing; (h) the outstanding loans to Redwood under the LAPA equal or exceed Redwood's Net Investment at such time and no interest or other amounts are owed to the Redwood under the Receivables Transfer Agreement or the other Transaction Documents; or (i) the occurrence of any other CP Conduit Purchaser's Termination Event.

                  "Related Security" shall mean, with respect to any Receivable, all of a Seller's or the Transferor's right, title and interest in, to and under:

                  (a) all other accounts, contract rights, chattel paper, instruments, general intangibles, investment property and other obligations of any Obligor with respect to any Receivable or related Contract, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services;

                  (b) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements (or other similar instruments) signed by an Obligor describing any collateral securing such Receivable;

                         RECEIVABLES TRANSFER AGREEMENT


                  (c) all guarantees, indemnities, warranties, insurance (and proceeds and premium refunds thereof) or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise;

                  (d) all Records related to such Receivable;

                  (e) in the case of the Transferor, all rights and remedies of the Transferor under the Transaction Documents, together with all financing statements (or other similar instruments) naming any Seller as debtor or seller and the Transferor as secured party or buyer filed in connection therewith;

                  (f) in the case of the Transferor, the Required Currency Hedge and each Credit Default Swap; and

                  (g) with respect to each Seller and the Transferor, all Proceeds of the foregoing clauses (a), (b), (c) and (d) and, in the case of the Transferor, all Proceeds of the foregoing clauses (e) and
         (f).

                  "Relevant UCC" shall mean, with respect to any state, the Uniform Commercial Code as from time to time in effect in such state.

                  "Required Committed Purchasers" shall mean Committed Purchasers having Pro Rata Shares in the aggregate equal to more than 66 2/3% or, if the Commitments have been terminated, having more than 66 2/3% of the Net Investment; provided that the Commitment of any defaulting Committed Purchaser that has not paid all amounts due and owing by it in respect of Purchases it was obliged to make shall not be included in the Commitments for purposes of this definition.

                  "Required Currency Hedge" shall mean one or more foreign currency instruments including currency options, currency hedges and similar items, acceptable to the Administrative Agent, exercisable at any time, with an Eligible Counterparty providing for the delivery by such Eligible Counterparty of United States dollars in exchange for the receipt of Canadian Dollars, in each case having a remaining term at any time of not less than five (5) months.

                  "Required Currency Hedge Assignment" shall have the meaning specified in Section 5.01(p)(ii) of the Receivables Transfer Agreement.

                  "Required Hedge Notional Amount" shall mean (i) as of the Original Closing Date, 135,000,000 Canadian Dollars, and (ii) for each Settlement Period following the delivery of the first Settlement Statement thereafter, an amount denominated in United States dollars, which represents the portion of Net Receivables Balance payable in Canadian Dollar Receivables, as calculated in the most recent Settlement Statement.

                  "Responsible Officer" shall mean, with respect to any Person, the Chairman, the President, the Controller, any Vice President, the Secretary, the Treasurer, or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  "Restatement Date" shall mean September 24, 2002.

                         RECEIVABLES TRANSFER AGREEMENT

                  "Revolver Lender" shall have the meaning specified in Section 10.02(b) of the Receivables Transfer Agreement.

                  "Seller Addition Date" shall have the meaning specified in
Section 7.2 of the Receivables Purchase Agreement.

                  "Seller Effective Date" shall have the meaning specified in
Section 2.1(a) of the Receivables Purchase Agreement.

                  "Seller Notes" shall collectively refer to the U.S. Dollar Seller Note and the Canadian Dollar Seller Note.

                  "Seller Property" shall have the meaning specified in Section 2.1(d) of the Receivables Purchase Agreement.

                  "Seller Termination Request" shall have the meaning specified in Section 9.3(a) of the Receivables Purchase Agreement.

                  "Seller Termination Request Date" shall have the meaning specified in Section 9.3(a) of the Receivables Purchase Agreement.

                  "Sellers" shall have the meaning specified in the recitals to the Receivables Purchase Agreement.

                  "Senior Credit Facility" shall mean the Credit Agreement dated as of December 20, 2001 among Collins & Aikman Products Co., as borrower, Collins & Aikman Canada Inc., as a Canadian borrower, Collins & Aikman Plastics, Ltd., as a Canadian Borrower, Collins & Aikman Corporation, the lenders named therein, Deutsche Banc Alex. Brown Inc. and Merrill Lynch Capital Corporation, as Co-Documentation Agents, Credit Suisse First Boston, as Syndication Agent, JPMorgan Chase Bank, as Administrative Agent, and The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, including any amendments or modifications thereto, as in effect from time to time.

                  "Servicing Fee" shall mean the fees payable by the Transferor to the Collection Agent in an amount equal to the Servicing Fee Percentage multiplied by the amount of the aggregate Outstanding Balance of the Receivables. Such fee shall accrue from the date of the initial purchase of an interest by a CP Conduit Purchaser in the Receivables to the later of the Termination Date or the date on which the Percentage Factor is reduced to zero. On or prior to the Termination Date, and provided that no Potential Termination Event shall have occurred and be continuing, such fee shall be payable only from Collections pursuant to, and subject to the priority of payments set forth in,
Section 2.05 of the Receivables Transfer Agreement. After the Termination Date or during the continuation of a Potential Termination Event, such fee shall be payable only from Collections pursuant to, and subject to the priority of payments set forth in, Section 2.06 of the Receivables Transfer Agreement.

                  "Servicing Fee Percentage" shall mean 1.0% per annum.

                  "Servicing Fee Reserve Ratio" shall mean, at any time, an amount equal to:


     the Servicing Fee        x        the DSO       x         2
        Percentage
-----------------------------------------------------------------------
                                 360

                         RECEIVABLES TRANSFER AGREEMENT


                  "Settlement Date" shall mean the tenth day immediately succeeding each Settlement Period or, if such day is not a Business Day, the next succeeding Business Day.

                  "Settlement Period" shall mean (i) with respect to the final Settlement Period, the period ending on the Termination Date or Purchase Termination Date and beginning with the first day of the fiscal month in which such Termination Date or Purchase Termination Date occurs and (ii) with respect to all Settlement Periods other than the final Settlement Period, the period of days from and including the first day of a fiscal month of C&A (which fiscal months for the years 2001 and 2002 are set forth on Schedule F to the Receivables Transfer Agreement) to and including the last day of such fiscal month.

                  "Settlement Statement" shall mean a report, in substantially the form attached to the Receivables Transfer Agreement as Exhibit D-3 or in such other form as is mutually agreed to by the Transferor and the Administrative Agent, delivered by the Collection Agent to the Administrative Agent on each Settlement Date pursuant to Section 2.12 of the Receivables Transfer Agreement.

                  "Solvent" shall mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person; (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its Indebtedness as they become absolute and matured; (c) such Person does not intend to, and does not believe that it will, incur Indebtedness or liabilities beyond such Person's ability to pay as such Indebtedness and liabilities mature; and (d) such Person is not engaged in a business or transaction, and is not about to engage in a business or transaction, for which such Person's property would constitute an unreasonably small amount of capital. The amount of contingent liabilities (such as litigation, guaranties, and unfunded pension liabilities) at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Special Obligors" shall mean each of the Obligors (together with each Subsidiary of such Obligor) designated by the Funding Agents (in their sole discretion upon C&A's request) and which would not result in a change in the CP Conduit Purchaser rating as evidenced in writing by the Rating Agencies which will each be permitted to exceed the Concentration Factor, as specified and subject to the requirements set forth in Schedule C to the Receivables Transfer Agreement, as such Schedule may be amended or modified by the Funding Agents and which would not result in a change in the CP Conduit Purchaser rating as evidenced in writing by the Rating Agencies from time to time to add or delete Obligors.

                  "Special Obligor Concentration Factor" shall mean, with respect to each Special Obligor and each Subsidiary of such Special Obligor, the percentage applicable to such Special Obligor and its Subsidiaries specified on Schedule C to the Receivables Transfer Agreement, as such Schedule may be amended or modified by the Funding Agents and which would not result in a change in the CP Conduit Purchaser rating as evidenced in writing by the Rating Agencies from time to time to change such percentages; provided, that at such times as the requirements in Schedule C are not met by any Special Obligor and its Subsidiaries, the Concentration Factor for such Special Obligor shall be calculated as specified in the definition of Concentration Factor.

                  "Specified Bankruptcy Opinion Provisions" shall mean the factual assumptions (including those contained in the factual certificate referred to therein) and the actions to be taken by the Sellers or the Transferor, in each case as specified in the legal opinion of Stroock & Stroock & Lavan LLP relating to certain bankruptcy matters delivered on the Original Closing Date.

                         RECEIVABLES TRANSFER AGREEMENT

                  "Standard & Poor's" or "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors and assigns.

                  "Subsidiary" of a Person shall mean any Person more than 50% of the outstanding voting interests of which shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more Subsidiaries of such Person or any similar business organization which is so owned or controlled.

                  "Termination Date" shall mean with respect to each CP Conduit Purchaser and Committed Purchaser the earliest of (i) the Business Day designated by the Transferor to the CP Conduit Purchasers and Committed Purchasers as the Termination Date at any time following thirty (30) days written notice to the CP Conduit Purchasers and Committed Purchasers, (ii) the day upon which a Termination Date is declared or automatically occurs relating to a Termination Event pursuant to Section 7.02(a) of the Receivables Transfer Agreement, (iii) two (2) Business Days prior to the latest Commitment Expiry Date, (iv) a Purchase Termination Date shall occur with respect to all the Sellers under the Receivables Purchase Agreement, (v) the date on which all amounts due and owing to the CP Conduit Purchasers and the Committed Purchasers under the Receivables Transfer Agreement and the other Transaction Documents have been paid in full, or (vi) the date on which the Aggregate Commitment has been reduced to zero pursuant to the Receivables Transfer Agreement.

                  "Termination Event" shall mean an event described in Section
7.01 of the Receivables Transfer Agreement.

                  "The Bank of Nova Scotia Roles" shall have the meaning specified in Section 10.14 of the Receivables Transfer Agreement.

                  "Title IV Plan" shall mean a pension plan (other than a Multiemployer Plan) that is covered by Title IV of ERISA and that a Seller, the Transferor, the Guarantor or an ERISA Affiliate maintains, contributes to or has an obligation to contribute to on behalf of participants who are or were employed by any of them.

                  "Tooling Receivable" shall mean an obligation of any Person to pay for (i) tooling or equipment purchased or built by a Seller for the purpose of manufacturing products for such Person or (ii) services rendered in connection with building tooling for the purposes of manufacturing products for such Person (including, in each case, the right to payment of any interest, sales taxes, Finance Charges, returned check or late charges and other obligations of such Person with respect thereto), which in the case of Tooling Receivables of Becker Group, L.L.C. are identified by numerical code on the related invoice as relating to "tooling related services".

                  "Tranche" shall mean a portion of the Net Investment allocated to a Tranche Period pursuant to Section 2.03 of the Receivables Transfer Agreement.

                  "Tranche Period" shall mean a CP Tranche Period, a BR Tranche Period or a Eurodollar Tranche Period, as applicable.

                  "Tranche Rate" shall mean the CP Rate, the Base Rate or the Eurodollar Rate, as applicable, plus, in the case of the Base Rate or the Eurodollar Rate, the Applicable Margin.

                  "Transaction Costs" shall have the meaning specified in
Section 2.23(a) of the Receivables Transfer Agreement.

                         RECEIVABLES TRANSFER AGREEMENT


                  "Transaction Documents" shall mean, collectively, the Receivables Transfer Agreement, the Receivables Purchase Agreement, the Fee Letters, the Lockbox Agreements, the Seller Notes and all of the other instruments, documents, certificates and other agreements executed and delivered by the Sellers or the Transferor in connection with any of the foregoing, in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

                  "Transfer" shall mean a conveyance, transfer and assignment by the Transferor to the CP Conduit Purchasers or the Committed Purchasers of an undivided percentage ownership interest in Receivables, Related Security, Collections and Proceeds pursuant to, and in accordance with, the Receivables Transfer Agreement (including, without limitation, as a result of any reinvestment of Collections in Transferred Interests pursuant to Section 2.02(b) and Section 2.05 of the Receivables Transfer Agreement).

                  "Transfer Certificate" shall have the meaning specified in
Section 2.02(a) of the Receivables Transfer Agreement.

                  "Transfer Date" shall mean, with respect to each Transfer, the Business Day on which such Transfer is made.

                  "Transfer Price" shall mean, with respect to any Incremental Transfer, the amount paid to the Transferor by the CP Conduit Purchasers or the Committed Purchasers, as applicable, as described in the applicable Transfer Certificate. The Transfer Price for any Incremental Transfer shall be equal to the aggregate Net Investment (including such Incremental Transfer) minus the aggregate portion of the Net Investment paid in connection with all prior Transfers.

                  "Transfer Supplement" shall have the meaning specified in
Section 10.06(d)(i) of the Receivables Transfer Agreement.

                  "Transferor" shall mean Carcorp, Inc., a Delaware corporation, and its successors and permitted assigns.

                  "Transferred Interest" shall mean, on any date of determination, an undivided percentage ownership interest of the CP Conduit Purchasers or the Committed Purchasers, as applicable, in (i) each and every then outstanding Receivable, (ii) all Related Security with respect to each such Receivable, (iii) all Collections with respect thereto and (iv) other Proceeds of the foregoing, which undivided ownership interest shall be equal to the Percentage Factor at such time, and only at such time (without regard to prior calculations). The Transferred Interest in each Receivable, together with Related Security, Collections and Proceeds with respect thereto, shall at all times be equal to the Transferred Interest in each other Receivable, together with Related Security, Collections and Proceeds with respect thereto. To the extent that the Transferred Interest shall decrease as a result of a recalculation of the Percentage Factor, the CP Conduit Purchasers or the Committed Purchasers, as applicable, shall be considered to have reconveyed to the Transferor an undivided percentage ownership interest in each Receivable, together with Related Security, Collections and Proceeds with respect thereto, in an amount equal to such decrease such that, in each case, the Transferred Interest in each Receivable shall be equal to the Transferred Interest in each other Receivable.

                  "Transferred Receivables" shall have the meaning specified in
Section 3.2(b) of the Receivables Purchase Agreement.

                  "U.S." or "United States" means the United States of America and its territories.

                         RECEIVABLES TRANSFER AGREEMENT


                  "U.S. Dollar Collection Account" shall have the meaning specified in Section 2.13(a) of the Receivables Transfer Agreement.

                  "U.S. Dollar Seller Note" shall have the meaning specified in
Section 8.1 of the Receivables Purchase Agreement.

                  "Unfunded Pension Liability" shall mean, at any time, the aggregate amount, if any, of the sum of (a) the amount by which the present value of all accrued benefits under each Title IV Plan exceeds the fair market value of all assets of such Title IV Plan allocable to such benefits, all determined as of the most recent valuation date for each such Title IV Plan using the actuarial assumptions for funding purposes in effect under such Title IV Plan (and not the assumptions used by the Pension Benefit Guaranty Corporation in calculating such amounts), and (b) for a period of five years following a transaction that might reasonably be expected to be covered by
Section 4069 of ERISA, the liabilities (whether or not accrued) that could be avoided by a Seller or any ERISA Affiliate as a result of such transaction.

                  "United States Person" shall have the meaning specified in
Section 2.22(b) of the Receivables Transfer Agreement.

                  "Valuation Price" shall mean as of any date of determination, the strike price of any outstanding Required Currency Hedge that would require the highest amount of Canadian Dollars to purchase one U.S. Dollar.

                  "Weekly Report" shall mean a Deposit Report delivered on each Weekly Settlement Date pursuant to Section 2.12 of the Receivables Transfer Agreement.

                  "Weekly Settlement Date" shall mean the third Business Day of each calendar week.

                  "Weekly Settlement Period" shall mean the period of days from and including the Sunday of any calendar week to and including the Saturday of the same calendar week.

                                                                      SCHEDULE B



                       Schedule of CP Conduit Purchasers,
                     Committed Purchasers and Funding Agents



CP CONDUIT PURCHASERS:
Park Avenue Receivables Corporation
114 West 47th Street, Suite 1715
New York, NY  10036
CP Conduit Funding Limit:  $ 66,500,000

Eiffel Funding, LLC
c/o Global Securitization Services, LLC
114 West 47th Street, Suite 1715
New York, NY 10036
CP Conduit Funding Limit:  $66,500,000

Liberty Street Funding Corp.
c/o Global Securitization Services, LLC
114 West 47th Street, Suite 1715
New York, NY 10036
CP Conduit Funding Limit:  $60,000,000

Redwood Receivables Corporation
c/o General Electric Capital Corporation
3001 Summer Street, 2nd Floor
Stamford, Connecticut 06927
CP Conduit Funding Limit:  $57,000,000

COMMITTED PURCHASERS:
JPMorgan Chase Bank, as Committed Purchaser for Park Avenue
Receivables Corporation
450 West 33rd Street, 15th Floor
New York, NY 10011
Commitment:  $ 67,830,000

CDC Financial Products Inc., as Committed Purchaser for Eiffel Funding, LLC 9 West 57th Street, 36th Floor
New York, NY 10019
Commitment:  $67,830,000

The Bank of Nova Scotia, as Committed Purchaser for Liberty Street Funding Corp. One Liberty Plaza, 28th Floor
New York NY 10006
Commitment:  $61,200,000

General Electric Capital Corporation, as Committed Purchaser for Redwood Receivables Corporation
201 High Ridge Road
Stamford, Connecticut 06927
Commitment:  $58,710,000

FUNDING AGENTS:
Funding Agent for Park Avenue Receivables Corporation:
JPMorgan Chase Bank
450 West 33 Street
15th Floor
New York, NY 10011

Funding Agent for Eiffel Funding, LLC:
CDC Financial Products Inc.
9 West 57th Street, 36th Floor
New York, NY 10019

Funding Agent for Liberty Street Funding Corp.:
The Bank of Nova Scotia
One Liberty Plaza, 28th Floor
New York NY 10006

Funding Agent for Redwood Receivables Corporation and General Electric Capital Corporation:
General Electric Capital Corporation
201 High Ridge Road
Stamford, Connecticut 06927

                                                                      SCHEDULE C



                          Schedule of Special Obligors




------------------------------------------------------------------------------------------------------------------------------------
Special Obligor (together with   Percentage Limit                           Conditions
its Subsidiaries)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler AG               The lesser of (X) the sum of (i) the       DaimlerChrysler AG shall be a Special
                                 applicable percentages set forth in the    Obligor until Dec. 20, 2002 (as such
                                 definition of Concentration Factor if      date may be extended following the
                                 such Obligor was not a Special Obligor     purchase of a new Credit Default Swap
                                 and (ii) the quotient (expressed as a      acceptable to the Administrative Agent)
                                 percentage) of (A) the Notional Amount     so long as (i) a Credit Default Swap is
                                 of the applicable Credit Default Swap      in full force and effect with an
                                 divided by (B) the Outstanding Balance     Eligible Counterparty with an expiration
                                 of Eligible Receivables and (Y) 40%.       date no earlier than March 20, 2003 and
                                                                            (ii) such Obligor shall be rated at least
                                                                            BBB- and Baa3 by S&P and Moody's, respectively.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
General Motors Corporation       The lesser of (X) the sum of (i) the       General Motors Corporation shall be a
                                 applicable percentages set forth in the    Special Obligor until Dec. 20, 2002 (as
                                 definition of Concentration Factor if      such date may be extended following the
                                 such Obligor was not a Special Obligor     purchase of a new Credit Default Swap
                                 and (ii) the quotient (expressed as a      acceptable to the Administrative Agent)
                                 percentage) of (A) the Notional Amount     so long as (i) a Credit Default Swap is
                                 of the applicable Credit Default Swap      in full force and effect with an
                                 divided by (B) the Outstanding Balance     Eligible Counterparty with an expiration
                                 of Eligible Receivables and (Y) 35%.       date no earlier than March 20, 2003 and
                                                                            (ii) such Obligor shall be rated at least
                                                                            BBB- and Baa3 by S&P and Moody's, respectively.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ford Motor Company               The lesser of (X) the sum of (i) the       Ford Motor Company shall be a Special
                                 applicable percentages set forth in the    Obligor until Dec. 20, 2002 (as such
                                 definition of Concentration Factor if      date may be extended following the
                                 such Obligor was not a Special Obligor     purchase of a new Credit Default Swap
                                 and (ii) the quotient (expressed as a      acceptable to the Administrative Agent)
                                 percent                                    so long as (i) a Credit Default Swap is
                                 age) of (A) the Notional Amount of the     in full force and effect with an
                                 applicable Credit Default Swap divided     Eligible Counterparty with an expiration
                                 by (B) the Outstanding Balance of          date no earlier than March 20, 2003 and
                                 Eligible Receivables and (Y) 20%.          (ii) such Obligor shall be rated at
                                                                            least BBB- and Baa3 by S&P and
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                            Moody's.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Mitsubishi Motors Corporation    5%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lear Corporation                 4%
------------------------------------------------------------------------------------------------------------------------------------


                                                                      SCHEDULE D



                 Schedule of Match Funding CP Conduit Purchasers



                                      None.

                                                                      SCHEDULE E



                         List of Equipment and Software

CARCORP processing for Collins & Aikman is conducted on an IBM AS/400 computer located in the Charlotte, NC facility. This machine is a Model 840/2418/1545, S/N 10-8624B and is known as "The Financial Machine".

C&A uses the INFINIUM Accounts/Receivable for A/R processing. Data within this module is used to produce the CARCORP reporting for the banks.

The billing process which provides the receivables data for CARCORP is conducted on several different IBM AS/400s. Once the invoicing has taken place, data is extracted in a specific format and then transferred to the Financial Machine and brought into A/R through the "proof and post" process which is part of the system. CARCORP reporting is produced daily after this "transfer, proof, post" process is complete.

The billing processes at the plants/business units are handled through different business systems. By C&A Business Unit, the systems and corresponding machine are the following:

Carpet & Acoustics:        FUTURE 3, BPCS, AS/400 830/2403/1535, S/N 10-596ZM
Accessory Mats:            FUTURE 3, BPCS, AS/400 840/2418/1545, S/N 10-8624B
Fabrics:                   FUTURE 3, BPCS, AS/400 830/2403/1535, S/N  10-596ZM
Dura:                      FUTURE 3, BPCS, AS/400 830/2403/1535, S/N  10-596ZM
Canada Carpet & Acoustics: FUTURE 3, Custom System, AS/400 9406/170, S/N10-4NA2M


All the AS/400s are leased. Typical leases are for 3 years at which time a newer model AS/400 is brought in as a replacement. This environment has been in operation since about 1992.

Each of the plants will have the equipment necessary to use the AS/400s located in the Charlotte facility through the C&A network infrastructure. Equipment in the plants would typically include PCs and laser printers.

CONTACT NUMBERS/NAMES:

INFINIUM          Hyannis MA   800-725-7668 or 508-790-6743
                  Acct Rep:  Phillip Brannon    678-319-4117

SSA GLOBAL TECHNOLOGIES  Chicago Il   312-258-6000
                  Acct Rep:  Ken Chance   850-916-7898

IBM:                                      Acct Rep:  Brendan Flynn  704-595-3364

Canada Carpet & Acoustics:  Andre Dussault  450-293-1907


TRIM DIVISION

CARCORP processing for Collins & Aikman's Trim Division is conducted on three
(3) DEC Alpha 4100's. The consolidation of the A/R data from the three Dec Alpha boxes occurs on an NT Citrix Server.

The Trim Business Unit uses Brain-Trans4M for Billing and Centralized Accounts Receivable Processing. Data within this software is used to produce the CARCORP reporting for the banks. Cash is applied centrally in Troy out of the Troy account. The Troy account is linked to each of the various plant accounts via a Centralized A/R Module offered by Brain - Trans4M.

The billing and cash application process which provides the receivable data for CARCORP is conducted on three DEC alpha 4100's. The data is then consolidated via SNAPSHOT, a software tool which accesses each account. The consolidated information is then processed in Microsoft Access to create the CARCORP reports. The Aged Trail Balance and G/L activity is verified and proofed on an individual plant location as well as a consolidated level.

The following accounts are located on the following Servers:

Tato 1: Columbia, Evart, O'Fallon, Manchester, Nashville, Stratford, Mississauga, Scarborough, St. Joseph, Williamston Serial: NI90609055
Tato 2:  Americus, St. Louis, Guelph, New Baltimore, Port Huron, Rantoul Serial:
         NI90607658
Tato 3: Athens, Troy, Morristown, New Hampshire, Port Hope, and Westland Havre de Grace. Serial: NI8250CMK6
Citris NT: SNAPSHOT

All of the DEC Alpha Servers are leased. Typical leases are for 3 years at which time a newer model is leased as a replacement. This environment has been in place since 1995. This equipment is currently scheduled to be replaced by the end of 2002.

Each of the plant locations has the equipment and network infrastructure available to access their databases. Equipment at the plants typically includes PCs, laser printers, and impact printers.

Software used in the CARCORP reporting process includes:

TRANS4M (ERP SOFTWARE)                       SNAPSHOT (CONSOLIDATION QUERY TOOL)
Brain North America, Inc.                    Brain - Hummingbird
3855 Sparks Drive SE                         3855 Sparks Drive SE
Suite 201                                    Suite 201
Grand Rapids, Michigan 49546                 Grand Rapids, Michigan 49546
Mike Solomon                                 Mike Solomon
Installed Base Manager                       Installed Base Manager
(734) 997-9200                               (734) 997-9200
COMPAQ (DEC ALPHAS)
John Parrottino  248-340-1966
Acct Mgr
2014 Maple Ridge
Rochester Hills, MI  48309

                                                                      SCHEDULE F



             List of C&A Fiscal Periods for the Years 2001 and 2002

                CALENDAR FOR FISCAL YEAR ENDING DECEMBER 29, 2001




    ---------------------------------------------------------------------------------------------------------------------
                           1ST QUARTER                                                2ND QUARTER
    ---------------------------------------------------------------------------------------------------------------------
                           FIRST PERIOD                                              FOURTH PERIOD
    ---------------------------------------------------------------------------------------------------------------------
     Mon.   Sun    Mon    Tue     Wed    Thu    Fri    Sat      Mon.   Sun    Mon     Tue    Wed    Thu     Fri    Sat
    ---------------------------------------------------------------------------------------------------------------------
    Dec         31                                              Apr         1       2      3      4       5      6      7
    ---------------------------------------------------------------------------------------------------------------------
    Jan                 1       2      3      4      5       6              8       9     10     11      12     13     14
    ---------------------------------------------------------------------------------------------------------------------
                 7      8       9     10     11     12      13             15      16     17     18      19     20     21
    ---------------------------------------------------------------------------------------------------------------------
                14     15      16     17     18     19      20             22      23     24     25      26     27     28
    ---------------------------------------------------------------------------------------------------------------------
                21     22      23     24     25     26      27             29      30
    ---------------------------------------------------------------------------------------------------------------------
                28     29      30     31                        Nat                        1      2       3      4      5
    ---------------------------------------------------------------------------------------------------------------------
    Feb                                       1      2       3
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
                          SECOND PERIOD                                              FIFTH PERIOD
    ---------------------------------------------------------------------------------------------------------------------
     Mon.    Sun    Mon     Tue    Wed    Thu    Fri     Sat    Mon.   Sun     Mon    Tue    Wed     Thu    Fri    Sat
    ---------------------------------------------------------------------------------------------------------------------
      Feb        4      5       6      7      8      9      10  May        6       7      8      9      10     11     12
    ---------------------------------------------------------------------------------------------------------------------
                11     12      13     14     15     16      17            13      14     15     16      17     18     19
    ---------------------------------------------------------------------------------------------------------------------
                18     19      20     21     22     23      24            20      21     22     23      24     25     26
    ---------------------------------------------------------------------------------------------------------------------
                25     26      27     28                                  27      28     29     30      31
    ---------------------------------------------------------------------------------------------------------------------
      Mar                                     1      2       3  Jun                                             1      2
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
                           THIRD PERIOD                                              SIXTH PERIOD
    ---------------------------------------------------------------------------------------------------------------------
     Mon.      Sun    Mon     Tue    Wed    Thu    Fri     Sat  Mon.     Sun     Mon    Tue    Wed     Thu    Fri    Sat
    ---------------------------------------------------------------------------------------------------------------------
      Mar        4      5       6      7      8      9      10  Jun        3       4      5      6       7      8      9
    ---------------------------------------------------------------------------------------------------------------------
                 1     12      13     14     15     16      17            10      11     12     13      14     15     16
    ---------------------------------------------------------------------------------------------------------------------
                18     19      20     21     22     23      24            17      18     19     20      21     22     23
    ---------------------------------------------------------------------------------------------------------------------
                25     26      27     28     29     30      31            24      25     26     27      28     29     30
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
                           3RD QUARTER                                                4TH QUARTER
    ---------------------------------------------------------------------------------------------------------------------
                          SEVENTH PERIOD                                             TENTH PERIOD
    ---------------------------------------------------------------------------------------------------------------------
     Mon.    Sun     Mon    Tue    Wed     Thu    Fri    Sat    Mon.    Sun     Mon    Tue    Wed     Thu    Fri    Sat
    ---------------------------------------------------------------------------------------------------------------------
    July         1       2      3      4       5      6      7  Sept       30
    ---------------------------------------------------------------------------------------------------------------------
                 8       9     10     11      12     13     14  Oct                 1      2      3       4      5     6
    ---------------------------------------------------------------------------------------------------------------------
                15      16     17     18      19     20     21              7       8      9     10      11     12    13
    ---------------------------------------------------------------------------------------------------------------------
                22      23     24     25      26     27     28             14      15     16     17      18     19    20
    ---------------------------------------------------------------------------------------------------------------------
                29      30     31                                          21      22     23     24      25     26    27
    ---------------------------------------------------------------------------------------------------------------------
    Aug                                1       2      3      4             28      29     30     31
    ---------------------------------------------------------------------------------------------------------------------
                                                                Nov                                       1      2     3
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
                          EIGHTH PERIOD                                             ELEVENTH PERIOD
    ---------------------------------------------------------------------------------------------------------------------
     Mon.    Sun     Mon    Tue    Wed     Thu    Fri    Sat    Mon.    Sun     Mon    Tue    Wed     Thu    Fri    Sat
    ---------------------------------------------------------------------------------------------------------------------
      Aug        5       6      7      8       9     10     11  Nov         4       5      6      7       8      9    10
    ---------------------------------------------------------------------------------------------------------------------
                12      13     14     15      16     17     18             11      12     13     14      15     16    17
    ---------------------------------------------------------------------------------------------------------------------




    ---------------------------------------------------------------------------------------------------------------------
                19      20     21     22      23     24     25             18      19     20     21      22     23    24
    ---------------------------------------------------------------------------------------------------------------------
                26      27     28     29      30     31                    25      26     27     28      29     30
    ---------------------------------------------------------------------------------------------------------------------
     Sept                                                    1  Dec                                                  1
    ---------------------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------------------
                           NINTH PERIOD                                             TWELFTH PERIOD
    ---------------------------------------------------------------------------------------------------------------------
     Mon.      Sun     Mon    Tue    Wed     Thu    Fri    Sat  Mon.      Sun     Mon    Tue    Wed     Thu    Fri   Sat
    ---------------------------------------------------------------------------------------------------------------------
     Sept        2       3      4      5       6      7      8  Dec         2       3      4      5       6      7     8
    ---------------------------------------------------------------------------------------------------------------------
                 9      10     11     12      13     14     15              9      10     11     12      13     14    15
    ---------------------------------------------------------------------------------------------------------------------
                16      17     18     19      20     21     22             16      17     18     19      20     21    22
    ---------------------------------------------------------------------------------------------------------------------
                23      24     25     26      27     28     29             23      24     25     26      27     28    29
    ---------------------------------------------------------------------------------------------------------------------
                                                                           30      31
    ---------------------------------------------------------------------------------------------------------------------

                CALENDAR FOR FISCAL YEAR ENDING DECEMBER 31, 2002


    ----------------------------------------------------------------------------------------------------------------------
                           1ST QUARTER                                                2ND QUARTER
    ----------------------------------------------------------------------------------------------------------------------
                           FIRST PERIOD                                              FOURTH PERIOD
    ----------------------------------------------------------------------------------------------------------------------
     MON.    SUN     MON    TUE    WED     THU    FRI    SAT    MON.    SUN    MON    TUE     WED    THU    FRI     SAT
    ----------------------------------------------------------------------------------------------------------------------
      JAN                       1      2       3      4      5  APR                1      2       3      4      5       6
    ----------------------------------------------------------------------------------------------------------------------
                 6       7      8      9      10     11     12              7      8      9      10     11     12      13
    ----------------------------------------------------------------------------------------------------------------------
                13      14     15     16      17     18     19             14     15     16      17     18     19      20
    ----------------------------------------------------------------------------------------------------------------------
                20      21     22     23      24     25     26             21     22     23      24     25     26      27
    ----------------------------------------------------------------------------------------------------------------------
                27      28     29     30      31                           28     29     30
    ----------------------------------------------------------------------------------------------------------------------
      FEB                                             1      2  MAY                               1      2      3       4
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
                          SECOND PERIOD                                               FIFTH PERIOD
    ----------------------------------------------------------------------------------------------------------------------
     MON.    SUN     MON    TUE    WED     THU    FRI    SAT    MON.    SUN    MON    TUE     WED    THU    FRI     SAT
    ----------------------------------------------------------------------------------------------------------------------
      FEB     3       4      5      6       7      8      9     MAY         5      6      7       8      9     10      11
    ----------------------------------------------------------------------------------------------------------------------
              10     11      12     13     14      15     16               12     13     14      15     16     17      18
    ----------------------------------------------------------------------------------------------------------------------
              17     18      19     20     21      22     23               19     20     21      22     23     24      25
    ----------------------------------------------------------------------------------------------------------------------
              24     25      26     27     28                              26     27     28      29     30     31
    ----------------------------------------------------------------------------------------------------------------------
      MAR                                          1      2     JUN                                                     1
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
                           THIRD PERIOD                                               SIXTH PERIOD
    ----------------------------------------------------------------------------------------------------------------------
     MON.    SUN     MON    TUE    WED     THU    FRI    SAT    MON.      SUN    MON    TUE     WED    THU    FRI     SAT
    ----------------------------------------------------------------------------------------------------------------------
      MAR     3       4      5      6       7      8      9     JUN         2      3      4       5      6      7       8
    ----------------------------------------------------------------------------------------------------------------------
              10     11      12     13     14      15     16                9     10     11      12     13     14      15
    ----------------------------------------------------------------------------------------------------------------------
              17     18      19     20     21      22     23               16     17     18      19     20     21      22
    ----------------------------------------------------------------------------------------------------------------------
              24     25      26     27     28      29     30               23     24     25      26     27     28      29
    ----------------------------------------------------------------------------------------------------------------------
              31                                                           30
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------


    ----------------------------------------------------------------------------------------------------------------------
                           3RD QUARTER                                                4TH QUARTER
    ----------------------------------------------------------------------------------------------------------------------
                          SEVENTH PERIOD                                              TENTH PERIOD
    ----------------------------------------------------------------------------------------------------------------------
     MON.    SUN     MON    TUE    WED     THU    FRI    SAT    MON.    SUN     MON    TUE    WED     THU    FRI    SAT
    ----------------------------------------------------------------------------------------------------------------------
    JULY                 1      2      3       4      5      6  OCT                        1      2       3      4      5
    ----------------------------------------------------------------------------------------------------------------------
                 7       8      9     10      11     12     13              6       7      8      9      10     11     12
    ----------------------------------------------------------------------------------------------------------------------


    ----------------------------------------------------------------------------------------------------------------------
                14      15     16     17      18     19     20             13      14     15     16      17     18     19
    ----------------------------------------------------------------------------------------------------------------------
                21      22     23     24      25     26     27             20      21     22     23      24     25     26
    ----------------------------------------------------------------------------------------------------------------------
                28      29     30     31                                   27      28     29     30      31
    ----------------------------------------------------------------------------------------------------------------------
    AUG                                        1      2      3  NOV                                              1      2
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
                          EIGHTH PERIOD                                             ELEVENTH PERIOD
    ----------------------------------------------------------------------------------------------------------------------
     MON.    SUN     MON    TUE    WED     THU    FRI    SAT    MON.    SUN     MON    TUE    WED     THU    FRI    SAT
    ----------------------------------------------------------------------------------------------------------------------
    AUG          4       5      6      7       8      9     10 NOV          3       4      5      6       7      8      9
    ----------------------------------------------------------------------------------------------------------------------
                11      12     13     14      15     16     17             10      11     12     13      14     15     16
    ----------------------------------------------------------------------------------------------------------------------
                18      19     20     21      22     23     24             17      18     19     20      21     22     23
    ----------------------------------------------------------------------------------------------------------------------
                25      26     27     28      29     30                    24      25     26     27      28     29     30
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
                           NINTH PERIOD                                              TWELFTH PERIOD
    ----------------------------------------------------------------------------------------------------------------------
    MON.       SUN     MON    RUE    WED     THU    FRI    SAT MON.       SUN     MON    TUE    WED     THU    FRI    SAT
    ----------------------------------------------------------------------------------------------------------------------
    SEPT         1       2      3      4       5      6      7 DEC          1       2      3      4       5      6      7
    ----------------------------------------------------------------------------------------------------------------------
                 8       9     10     11      12     13     14              8       9     10     11      12     13     14
    ----------------------------------------------------------------------------------------------------------------------
                15      16     17     18      19     20     21             15      16     17     18      19     20     21
    ----------------------------------------------------------------------------------------------------------------------
                22      23     24     25      26     27     28             22      23     24     25      26     27     28
    ----------------------------------------------------------------------------------------------------------------------
                29      30                                                 29      30     31
    ----------------------------------------------------------------------------------------------------------------------


                                                                      SCHEDULE G

                                   SCHEDULE OF

                       SUPPLEMENTAL DEFINITIONS AND TERMS

                      TO THE RECEIVABLES TRANSFER AGREEMENT
 dated as of December 20, 2001, as amended and restated as of September 24, 2002 by and among Carcorp, Inc., as Transferor,
                   Collins & Aikman Products Co., individually
             and as Collection Agent, the persons parties thereto as
       CP Conduit Purchasers, Committed Purchasers and Funding Agents and
                  JP Morgan Chase Bank, as Administrative Agent

                FOR PURPOSES OF TRANSFERS TO EIFFEL FUNDING, LLC
                        EFFECTIVE AS OF FEBRUARY 6, 2002

                  Capitalized terms used and not otherwise defined in this Schedule of Definitions shall have the meaning set forth in the Asset Transfer Agreement (defined below).


Definitions.

                  "Asset Collateral" means Eiffel's interest in the Transferred Interest purchased by Eiffel pursuant to the Asset Transfer Agreement.

                  "Asset Transfer Agreement" means the Receivables Transfer Agreement, dated as of December 20, 2001, by and among Carcorp, Inc., as Transferor, Collins & Aikman Products Co., individually and as Collection Agent, the persons parties thereto as CP Conduit Purchasers, Committed Purchasers and Funding Agents and JP Morgan Chase Bank, as Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof and in effect), to which this list of definitions is attached.

                  "Defaulted Assets" means, as of any date of determination, the positive excess of:

                  (a) Eiffel's Net Investment as of such date, over

                  (b) the sum of:

                           (i) Eiffel's allocable share, as of such date, of the
                  sum of (A) the aggregate of the Outstanding Balances of all Receivables which are not Defaulted Receivables, plus (B) the Outstanding Balances of all Defaulted Receivables that would give rise to a Deemed Collection pursuant to Section 2.10(a) or (b) of the Asset Transfer Agreement as of such date plus
                  (C) the aggregate Outstanding Balance of any remaining Defaulted Receivables as to which the Obligor is the subject of a Credit Default Swap to the extent such amount does not exceed (1) if the applicable Credit Default Swap is in full force and effect, the Notional Amount of the Credit Default Swap related to such Obligor or (2) if the applicable Credit Default Swap is no longer in full force and effect, the difference between (x) the lesser of (I) the Notional Amount of such Credit Default Swap on the day immediately prior to such termination and (II) the aggregate Outstanding Balance of such Defaulted Receivables on the day immediately prior to such termination and (y) all amounts paid and due under such Credit Default Swap which have been or will be applied to reduce Eiffel's Net Investment plus
                  (D) the positive amount, if any, between the value (in U.S. Dollars) of the Receivables included in clauses (A), (B) and
                  (C) above on the date of the most recent Weekly or Daily Report and the value of such Receivables (in U.S. Dollars) on the date of determination, and

                           (ii) Eiffel's allocable share of amounts on deposit
                  in the Collection Account.

                  "Eiffel" means Eiffel Funding, LLC, a Delaware limited liability company.

                  "Net Aggregate Losses" means, as of any date of determination, the positive excess of the outstanding principal balance of any Defaulted Assets as of such date over any amounts reimbursed in respect of such Defaulted Assets prior to such date of determination.

                  "Outstanding Balance" means as of any date of determination, but only when used in connection with the Transferred Asset for purposes of the documentation relating to Eiffel's Commercial Paper, the Transferee Investment.

                  "Transferee Investment" means, as of any date of determination, the positive excess of (a) the Net Investment of Eiffel as of such date over (b) any Net Aggregate Losses outstanding as of such date.

                  "Transferred Asset" means Eiffel's interest in the Transferred Interest.

                  "Yield" means, the Discount payable with respect to the applicable Transferred Interest in accordance with the Asset Transfer Agreement for the relevant period.

                                                                       EXHIBIT A



                         Credit and Collection Policies



                     On file with the Administrative Agent.

                                                                       EXHIBIT B



                       List of Lockbox Banks and Accounts




JP Morgan Chase
New York, NY 10249
                                                     Lockbox #                  Account #

Carcorp Becker                                       6494                       323-306527 USD
Carcorp Extended Enterprise                          6542                       323-306578 USD
Carcorp Dura/Amco                                    6609                       323-886566 USD
Carcorp Traffic/CHO                                  6622                       323-886574 USD
Carcorp Accessory Mats                               6602                       323-886582 USD
Carcorp Auto Fabrics
(Farmville & Roxboro)                                6696                       323-886590 USD
Carcorp Carpet & Acoustics (Albemarle)               6645                       323-886612 USD
Carcorp Plastics                                     6647                       323-886620 USD
Carcorp JPS                                          6605                       323-885543 USD
Carcorp Fabrics Inc.                                 6640                       323-885578 USD
Carcorp ACTN                                         6379                       323-363601 USD
Carcorp ACMI                                         6380                       323-363415 USD
Carcorp TXT Auto Troy EFT Deposit                    n/a                        323-182712 USD
Carcorp TXT Auto Exteriors EFT                       n/a                        910-2569218 USD

Bank of Nova Scotia
44 King Street West
Toronto, Ontario
Canada  M5H 1H1
                                                     Lockbox #                  Account #

Carcorp - Canada Inc.                                3450                       80002 1100513 CAD
Carcorp - Plastics Ltd.                              3451                       80002 1101218 CAD
Carcorp - Canada Inc.                                3452                       80002 6153615 USD
Carcorp - Plastics Ltd.                              3453                       80002 6153712 USD
Carcorp TXT Canada Limited                           3464                       80002 8764816 USD
Carcorp TXT Canada Limited                           3465                       80002 0342718 CAD

Bank One
Detroit, MI  48226
                                                     Lockbox #                  Account #

Carcorp Becker                                       77748                      7200-33 USD
Carcorp TXT Auto Troy LB                             77896                      15448-83 USD
Carcorp TXT Auto Troy LB                             77093                      6732-63 USD

                                                                       EXHIBIT C



                           [FORM OF LOCKBOX AGREEMENT]

                                                                [Date]
[Name and Address
of Lockbox Bank]

         Re:  Carcorp, Inc.
              Lockbox Account No[s].

              Ladies and Gentlemen:

                  Carcorp, Inc. (the "Transferor") hereby notifies you that in connection with certain transactions involving its accounts receivable, it has transferred exclusive dominion of its lock-box account no[s]. ____________________ maintained with you (collectively the "Accounts") to JPMorgan Chase Bank, as administrative agent (the "Administrative Agent") and that the Transferor will transfer exclusive control of the Accounts to the Administrative Agent effective upon delivery to you of the Notice of Effectiveness (as hereinafter defined). The accounts receivables are being transferred (i) to the Transferor pursuant to the Amended and Restated Receivables Purchase Agreement among Collins & Aikman Products Co. and its direct and indirect Subsidiaries named therein, each as sellers, and the Transferor as Purchaser, and the other sellers from time to time named therein, and (ii) by the Transferor to the Administrative Agent on behalf of the Committed Purchasers and the CP Conduit Purchasers pursuant to the Receivables Transfer Agreement among the Transferor, Collins & Aikman Products Co., individually and as collection agent (in its capacity as collection agent, the "Collection Agent"), the CP Conduit Purchasers, Committed Purchasers and Funding Agents party thereto and the Administrative Agent.

                  In furtherance of the foregoing, the Transferor and the Administrative Agent hereby instruct you, beginning on the date of your receipt of the Notice of Effectiveness: (i) to collect the monies, checks, instruments and other items of payment mailed to the Accounts, (ii) to deposit into the Accounts all such monies, checks, instruments and other items of payment or all funds collected with respect thereto (unless otherwise instructed by the Administrative Agent); and (iii) to transfer all funds deposited and collected in the Accounts pursuant to instructions given to you by the Administrative Agent from time to time.

                  You are hereby further instructed: (i) unless and until the Administrative Agent notifies you to the contrary at any time after your receipt of the Notice of Effectiveness, to make such transfers from the Accounts at such times and in such manner as Collection Agent, in its capacity as Collection Agent for the Administrative Agent, shall from time to time instruct to the extent such instructions are not inconsistent with the instructions set forth herein, and (ii) to permit the Collection Agent (in its capacity as Collection Agent for the Administrative Agent) and the Administrative Agent to obtain upon request any information relating to the Accounts, including, without limitation, any information regarding the balance or activity of the Accounts.

                  The Transferor also hereby notifies you that, beginning on the date of your receipt of the Notice of Effectiveness and notwithstanding anything herein or elsewhere to the contrary, but subject to the concurrent rights of the Collection Agent in the preceding paragraph, the Administrative Agent, and not the Transferor or the Collection Agent, shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Accounts, including, without limitation, the right to specify when payments are to be made out of or in connection with the Accounts. The Administrative Agent has a continuing interest in all of the checks and their proceeds and all monies and earnings, if any, thereon in the Accounts, and you shall be the Administrative Agent's agent for the purpose of holding and collecting such property. The monies, checks, instruments and other items or payments mailed to, and funds deposited to, the Accounts will not be subject to deduction, set-off, banker's lien or any other right in favor of any person other than the Administrative Agent (except that you may set off (i) all amounts due to you in respect of your customary fees and expenses for the routine maintenance and operation of the Accounts, and (ii) the face amount of any checks which have been credited to the Accounts but are subsequently returned unpaid because of uncollected or insufficient funds).

                  This Agreement may not be terminated at any time by Transferor or you without providing thirty (30) days' prior written notice to the Administrative Agent and the Collection Agent. Neither this Agreement nor any provisions hereof may be changed, amended, modified or waived orally but only by an instrument in writing signed by the Administrative Agent, the Transferor and you.

                  You shall not assign or transfer your rights or obligations hereunder (other than to the Administrative Agent) without thirty (30) days' prior written notice to the Administrative Agent and the Transferor. Subject to the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and shall inure to the benefit of, and be enforceable by the Administrative Agent, each of the parties hereto and their respective successors and assigns.

                  You hereby represent that the person signing this Agreement on your behalf is duly authorized by you to so sign.

                  You agree to give the Administrative Agent, the Transferor and the Collection Agent prompt notice if the Accounts become subject to any writ, garnishment, judgment, warrant of attachment, execution or similar process.

                  THE TRANSFEROR AGREES TO INDEMNIFY YOU AND HOLD YOU HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, LOSSES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) WHICH YOU MAY SUFFER OR INCUR IN CONNECTION WITH THIS AGREEMENT OR THE MAINTENANCE OF THE ACCOUNTS, INCLUDING BUT NOT LIMITED TO THOSE WHICH IN WHOLE OR IN PART ARISE OUT OF YOUR NEGLIGENCE, BUT NOT INCLUDING THOSE ARISING OUT OF YOUR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN NO EVENT SHALL YOU BE LIABLE FOR ANY INCIDENTAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES.

                  Notwithstanding any other provision of this Agreement, you shall not be liable for any failure, inability to perform, or delay in performance hereunder, if such failure, inability, or delay is due to acts of God, war, civil commotion, governmental action, fire, explosion, terrorist activities, strikes, other industrial disturbances, equipment malfunction, outages of computers, action, non-action or delayed action on the part of the Transferor, the Collection Agent or the Administrative Agent, or any other entity or any other causes that are beyond your reasonable control, or for any such failure, or delay resulting from your reasonable belief that the action would violate any guideline, rule or regulation of any Official Body.

                  Any notice, demand or other communication required or permitted to be given hereunder shall be in writing and may be personally served or sent by facsimile or by courier service or by United States mail and shall be deemed to have been delivered when delivered in person or by courier service or by facsimile or three (3) Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party's name below, or, as to each party, at such other address as may be designated by such party in a written notice to the other party and the Administrative Agent.

                  Please agree to the terms of, and acknowledge receipt of, this notice by signing in the space provided below.

                  The transfer of control of the Accounts, referred to in the first paragraph of this letter, shall become effective upon delivery to you or a notice (the "Notice of Effectiveness") in substantially the form attached hereto as Annex "I."

                                              Very truly yours,

                                              CARCORP, INC.

                                              By:_______________________________
                                              Title:____________________________
                                              Date:_____________________________

                                              101 Convention Center Drive
                                              Suite 850
                                              Las Vegas, Nevada 89109
                                              Attention:  Monte Miller
                                              Facsimile No.:  (702) 598-3651

ACKNOWLEDGED AND AGREED:
                                              JPMORGAN CHASE BANK, as
[NAME OF LOCKBOX BANK]                        Administrative Agent

By:_________________________________          By:_______________________________
Title:______________________________          Title:____________________________
Date:_______________________________          Date:_____________________________
[Address]
Attention:__________________________          450 West 33rd Street
Facsimile No.:______________________          15th Floor
                                              New York, NY  10001
                                              Attention:  Conduit Administration
                                              Telecopy:  (212) 946-8098




COLLINS & AIKMAN PRODUCTS CO., as Collection Agent

By:_________________________________
Title:______________________________
Date:_______________________________

10101 Claude Freeman Drive
Suite 150 West
Charlotte, NC  28262
Attention:  Assistant Treasurer
Facsimile No.:  (704) 971-5341

                                     ANNEX I
                              TO LOCK-BOX AGREEMENT
                        [FORM OF NOTICE OF EFFECTIVENESS]

                                                DATED:  ___________________, ___

TO:  [Name of Lockbox Bank]

[Address]

ATTENTION:

Re:      Lockbox Account No[s].

Ladies and Gentlemen:

                  We hereby give you notice that the transfer of control of the above-referenced Lockbox Account[s], as described in our letter agreement with you dated _________________, _____ is effective as of the date hereof. You are hereby instructed to comply immediately with the instructions set forth in that letter.

                                              Very truly yours,

                                              CARCORP, INC.

                                              By:_______________________________
                                              Title:____________________________

ACKNOWLEDGED AND AGREED:

[NAME OF LOCKBOX BANK]

By:_________________________________
Title:______________________________
Date:_______________________________

[Address]
Attention:__________________________
Facsimile No.:______________________

                                                                     EXHIBIT D-1



                             [FORM OF DAILY REPORT]

Daily Report

SELLER                           _______________________________________________

FACILITY LIMIT                   _______________________________________________


CAD PUT/USD CALL STRIKE PRICE................................................................
                                                                                                          --------------------
RECEIVABLES ACTIVITY (IN 000'S)
                                                                                                          --------------------
BEGINNING RECEIVABLES BALANCE................................................................
                                                                                                          --------------------
         Sales...............................................................................
                                                                                                          --------------------
         Diluted Receivables.................................................................
                                                                                                          --------------------
         Net Sales...........................................................................
                                                                                                          --------------------
         Collections.........................................................................
                                                                                                          --------------------
         Writeoffs...........................................................................
                                                                                                          --------------------
ENDING RECEIVABLES BALANCE...................................................................
                                                                                                          --------------------

NON-RECEIVABLE COLLECTIONS (BECKER)
                                                                                                          --------------------


NET RECEIVABLES BALANCE CALCULATION (IN 000'S)

OUTSTANDING RECEIVABLES BALANCE..............................................................
                                                                                                          --------------------
         - Foreign Receivables...............................................................
                                                                                                          --------------------
         - Receivables from Bankrupt Obligors................................................
                                                                                                          --------------------
         - Ineligible Obligors (>25% over 60 Days P.D.)......................................
                                                                                                          --------------------
         - Non-hedged Canadian Receivables...................................................
                                                                                                          --------------------
         - Other Ineligibles.................................................................
                                                                                                          --------------------
NON-DEFAULTED RECEIVABLES....................................................................
                                                                                                          --------------------
         - Delinquent Receivables (over 61 Days P.D.)........................................
                                                                                                          --------------------
ELIGIBLE RECEIVABLES.........................................................................
                                                                                                          --------------------
         - Excess Concentrations.............................................................
                                                                                                          --------------------
NET RECEIVABLES BALANCE......................................................................
                                                                                                          --------------------

DAILY EXPENSES (IN $, NOT 000'S)

Daily Discount/Yield.........................................................................
                                                                                                          --------------------
Daily Servicing..............................................................................
                                                                                                          --------------------
Daily Utilization Fee........................................................................
                                                                                                          --------------------
Daily Unused Fee.............................................................................
                                                                                                          --------------------



                                     D-1-1


TOP OBLIGORS
------------------------ ------------------- ---------------------- ------------ ------------------ ------------------
                             S-T RATING           L-T RATING                                             EXCESS
SPECIAL                  ----------------     -------------------                  CONCENTRATION      CONCENTRATION
OBLIGATORS                S&P     MOODY'S      S&P       MOODY'S      BALANCE          LIMIT             AMOUNT
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
DaimlerChrysler
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
General Motors
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
Ford Motor Co.
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
Mitsubishi
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
Lear Seating
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------


OTHER OBLIGOR(S)
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
Toyota
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
Honda
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
Foamex
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
JCI
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
                                                                        Total Excess Concentration
                                                                                                    ------------------



                                     D-1-2

                                                               [MONTH DAY, YEAR]
Transferor:                                                        Carcorp, Inc.
                          ------------------------------------------------------
Collection Agent:                                  Collins & Aikman Products Co.
                          ------------------------------------------------------

NET INVESTMENT INFORMATION

PARCO Funded Amount.............................................................
                                                                                                          --------------------
Eiffel Funded Amount............................................................
                                                                                                          --------------------
Liberty Street Funded Amount....................................................
                                                                                                          --------------------
Redwood Funded Amount...........................................................
                                                                                                          --------------------
         Net Investment (in 000's)...........................................................
                                                                                                          --------------------

RESERVE PERCENTAGES

Loss Reserve Ratio...........................................................................
                                                                                                          --------------------
Dilution Reserve Ratio.......................................................................
                                                                                                          --------------------
Carrying Cost Reserve Ratio..................................................................
                                                                                                          --------------------
Servicing Fee Reserve Ratio..................................................................

Loss and Dilution Reserve Ratio..............................................................
                                                                                                          --------------------
         (i) Total Loss and Dilution Reserve.................................................
                                                                                                          --------------------
         (ii) Minimum Ratio..................................................................
                                                                                                          --------------------
Greater of (i) and (ii)......................................................................
                                                                                                          --------------------

Total Reserve Required.......................................................................
                                                                                                          --------------------

PURCHASE PRICE

Percentage Factor............................................................................
                                                                                                          --------------------
Paydown Required?............................................................................
                                                                                                          --------------------
If "Yes", how much?..........................................................................
                                                                                                          --------------------
Net Investment After Paydown.................................................................
                                                                                                          --------------------
Percentage Factor After Paydown..............................................................
                                                                                                          --------------------

TERMINATION EVENTS

Percentage Factor > Maximum % Factor.........................................................
                                                                                                          --------------------
Percentage Factor > $250,000,000.............................................................
                                                                                                          --------------------



The undersigned, an Officer of Collins & Aikman Products Co., as Collection Agent, certifies that the information set forth above is true and correct in all material respects all of its servicing obligations under the Receivables Purchase Agreement required to be performed as of the date hereof:

--------------------------------------------------------------------------------
Signature:
Date:


                                     D-1-3

                                                                     EXHIBIT D-2



                             [FORM OF WEEKLY REPORT]



Weekly Report:

Seller:
                          ------------------------------------------------------
Facility Limit:
                          ------------------------------------------------------



CAD PUT/USD CALL STRIKE PRICE................................................................
                                                                                                          --------------------

RECEIVABLES ACTIVITY (IN 000'S)

BEGINNING RECEIVABLES BALANCE................................................................
                                                                                                          --------------------
         Sales...............................................................................
                                                                                                          --------------------
         Diluted Receivables.................................................................
                                                                                                          --------------------
         Net Sales...........................................................................
                                                                                                          --------------------
         Collections.........................................................................
                                                                                                          --------------------
         Writeoffs...........................................................................
                                                                                                          --------------------
ENDING RECEIVABLES BALANCE...................................................................
                                                                                                          --------------------

NON-RECEIVABLE COLLECTIONS (BECKER)..........................................................
                                                                                                          --------------------

NET RECEIVABLES BALANCE CALCULATION (IN 000'S)

OUTSTANDING RECEIVABLES BALANCE..............................................................
                                                                                                          --------------------
         - Foreign Receivables...............................................................
                                                                                                          --------------------
         - Receivables from Bankrupt Obligors................................................
                                                                                                          --------------------
         - Ineligible Obligors (>25% over 60 Days P.D.)......................................
                                                                                                          --------------------
         - Non-hedged Canadian Receivables...................................................
                                                                                                          --------------------
         - Other Ineligibles.................................................................
                                                                                                          --------------------
NON-DEFAULTED RECEIVABLES....................................................................
                                                                                                          --------------------
         - Delinquent Receivables (over 61 Days P.D.)........................................
                                                                                                          --------------------
ELIGIBLE RECEIVABLES.........................................................................
                                                                                                          --------------------
         - Excess Concentrations.............................................................
                                                                                                          --------------------
NET RECEIVABLES BALANCE......................................................................
                                                                                                          --------------------


END OF WEEK EXPENSES (IN $, NOT 000'S)

Sum of Daily Discount/Yield for Week.........................................................
                                                                                                          --------------------
Sum of Daily Servicing for Week..............................................................
                                                                                                          --------------------
Sum of Daily Utilization Fee for Week........................................................
                                                                                                          --------------------
Sum of Daily Unused Fee for Week.............................................................
                                                                                                          --------------------

                                     D-2-1



TOP OBLIGORS
------------------------ ------------------- ---------------------- ------------ ------------------ ------------------
                             S-T RATING           L-T RATING                                             EXCESS
SPECIAL                  ----------------     -------------------                  CONCENTRATION      CONCENTRATION
OBLIGATORS                S&P     MOODY'S      S&P       MOODY'S      BALANCE          LIMIT             AMOUNT
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
DaimlerChrysler.....
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
General Motors......
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
Ford Motor Co.......
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
Mitsubishi..........
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
Lear Seating........
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------

OTHER OBLIGOR(S)
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
Toyota..............
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
Honda...............
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
Foamex..............
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
JCI.................
--------------------------------------------------------------------------------------------------- ------------------
                                                                        Total Excess Concentration
                                                                                                    ------------------


                                     D-2-2

                                                               [MONTH DAY, YEAR]
Transferor:                                                        Carcorp, Inc.
                          ------------------------------------------------------
Collection Agent:                                  Collins & Aikman Products Co.
                          ------------------------------------------------------



NET INVESTMENT INFORMATION

PARCO Funded Amount.............................................................
                                                                                                          --------------------
Eiffel Funded Amount............................................................
                                                                                                          --------------------
Liberty Street Funded Amount....................................................
                                                                                                          --------------------
Redwood Funded Amount...........................................................
                                                                                                          --------------------
         Net Investment (in 000's)...........................................................
                                                                                                          --------------------

RESERVE PERCENTAGES

Loss Reserve Ratio...........................................................................
                                                                                                          --------------------
Dilution Reserve Ratio.......................................................................
                                                                                                          --------------------
Carrying Cost Reserve Ratio..................................................................
                                                                                                          --------------------
Servicing Fee Reserve Ratio..................................................................
                                                                                                          --------------------
Loss and Dilution Reserve Ratio..............................................................
                                                                                                          --------------------
         (i) Total Loss and Dilution Reserve.................................................
                                                                                                          --------------------
         (ii) Minimum Ratio..................................................................
                                                                                                          --------------------
Greater of (i) and (ii)......................................................................
                                                                                                          --------------------

Total Reserve Required.......................................................................
                                                                                                          --------------------

PURCHASE PRICE

Percentage Factor............................................................................
                                                                                                          --------------------
Paydown Required?............................................................................
                                                                                                          --------------------
If "Yes", how much?..........................................................................
                                                                                                          --------------------
Net Investment After Paydown.................................................................
                                                                                                          --------------------
Percentage Factor After Paydown..............................................................
                                                                                                          --------------------

TERMINATION EVENTS

Percentage Factor > Maximum % Factor.........................................................
                                                                                                          --------------------
Percentage Factor > $250,000,000.............................................................
                                                                                                          --------------------


The undersigned, an Officer of Collins & Aikman Products Co., as Collection Agent, certifies that the information set forth above is true and correct in all material respects all of its servicing obligations under the Receivables Purchase Agreement required to be performed as of the date hereof:

--------------------------------------------------------------------------------
Signature:
Date:


                                     D-2-3

                                                                     EXHIBIT D-3



                         [FORM OF SETTLEMENT STATEMENT]

Settlement Report

Seller:
                          ------------------------------------------------------
Facility Limit:
                          ------------------------------------------------------

CAD PUT/USD CALL STRIKE PRICE................................................................              -
                                                                                                  --------------------

RECEIVABLES ACTIVITY                                                                                  (IN 000'S)
                                                                                                  --------------------
         Beginning Receivables Balance.......................................................              -
                                                                                                  --------------------
         Sales...............................................................................              -
                                                                                                  --------------------
         Total Diluted Credits...............................................................              -
                                                                                                  --------------------
         Collections.........................................................................              -
                                                                                                  --------------------
         Other Adjustments...................................................................              -
                                                                                                  --------------------
         Write-Offs..........................................................................              -
                                                                                                  --------------------
         Ending Receivables Balance..........................................................              -
                                                                                                  --------------------
PURCHASE PRICE...............................................................................              -
                                                                                                  --------------------

                                                                                                  --------------------
NON-RECEIVABLE COLLECTIONS (BECKER)..........................................................              -
                                                                                                  --------------------

NET RECEIVABLES BALANCE CALCULATION                                                                   (IN 000'S)

                                                                                                  --------------------
OUTSTANDING RECEIVABLES BALANCE..............................................................              -
                                                                                                  --------------------
         - Foreign Receivables...............................................................              -
                                                                                                  --------------------
         - Intercompany Receivables..........................................................              -
                                                                                                  --------------------
         - Receivables from Bankrupt Obligors................................................              -
                                                                                                  --------------------
         - Non-hedged Canadian Receivables...................................................              -
                                                                                                  --------------------
         - Cross-Agings (more than 25% are over 60 days P.D.)................................              -
                                                                                                  --------------------
         - Other Ineligible Receivables......................................................              -
                                                                                                  --------------------
NON-DEFAULTED RECEIVABLES....................................................................              -
                                                                                                  --------------------
         - Delinquent Receivables (over 61 Days P.D.)........................................              -
                                                                                                  --------------------
ELIGIBLE RECEIVABLES BALANCE.................................................................              -
                                                                                                  --------------------
         - Excess Concentrations.............................................................              -
                                                                                                  --------------------
NET RECEIVABLES BALANCE......................................................................              -
                                                                                                  --------------------
         Gross Canadian Receivables Balance (in CAD).........................................              -
                                                                                                  --------------------
         Eligible Canadian Receivables Balance (in CAD)......................................              -
                                                                                                  --------------------
         Eligible Canadian A/R as a % of Total Eligible Receivables..........................            0.0%
                                                                                                  --------------------

CONSOLIDATED AGINGS                                                                    %              (IN 000'S)
                                                                               ------------------ --------------------
Current, net of Unallocated Cash                                                       -                   -
                                                                               ------------------ --------------------
1-30 Days Past Due                                                                     -                   -
                                                                               ------------------ --------------------
31-60 Days Past Due                                                                    -                   -
                                                                               ------------------ --------------------
61-90 Days Past Due                                                                    -                   -
                                                                               ------------------ --------------------
91-120 Days Past Due                                                                   -                   -
                                                                               ------------------ --------------------
121+ Days Past Due                                                                     -
                                                                               ------------------ --------------------


                                     D-3-1



TOP OBLIGORS
------------------------ ------------------- ---------------------- ------------ ------------------ ------------------
                             S-T RATING           L-T RATING                                             EXCESS
SPECIAL                  ----------------     -------------------                  CONCENTRATION      CONCENTRATION
OBLIGATORS                S&P     MOODY'S      S&P       MOODY'S      BALANCE          LIMIT             AMOUNT
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
DaimlerChrysler.....      A-2       P-2        BBB+        A3
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
General Motors......      A-2       P-2        BBB+        A3
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
Ford Motor Co.......      A-2       N/R        BBB+        A3
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
Mitsubishi..........      A-2       N/R        A-1+        P-1
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------
Lear Seating........      N/R       N/R        BB-         Ba3
------------------------ ------- ----------- --------- ------------ ------------ ------------------ ------------------

OTHER OBLIGOR(S)
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
Toyota..............     A-1+       P-1        AAA        Aa2
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
Honda...............      A-1       P-1         A          A3
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
Foamex..............      N/R       N/R        N/R        N/R
----------------------- -------- ----------- --------- ----------- ------------- ------------------ ------------------
JCI.................      A-2       P-1         A-         A2
--------------------------------------------------------------------------------------------------- ------------------
                                                                        Total Excess Concentration
                                                                                                    ------------------



                                     D-3-2

                                                               [MONTH DAY, YEAR]
Transferor:                                                        Carcorp, Inc.
                          ------------------------------------------------------
Collection Agent:                                  Collins & Aikman Products Co.
                          ------------------------------------------------------

NET INVESTMENT INFORMATION                                                       PREVIOUS PERIOD      CURRENT
                                                                                                       PERIOD
                                                                                ------------------------------------
PARCO Funded Amount.............................................................        -                -
                                                                                ------------------------------------
Eiffel Funded Amount............................................................        -                -
                                                                                ------------------------------------
Liberty Street Funded Amount....................................................        -                -
                                                                                ------------------------------------
Redwood Funded Amount...........................................................        -                -
                                                                                ------------------------------------
         Net Investment (in 000's)..............................................        -                 -
                                                                                ------------------------------------

                                                                                                      CURRENT
RECEIVABLE PERFORMANCE                                                           PREVIOUS PERIOD       PERIOD
                                                                                ------------------------------------
Default Ratio...................................................................        -                -
                                                                                ------------------------------------
LTM Peak of 3 Mo. Rolling Avg...................................................        -                -
                                                                                ------------------------------------
Loss Horizon Ratio..............................................................        -                -
                                                                                ------------------------------------
         Loss Reserve Ratio.....................................................        -                 -
                                                                                ------------------------------------

                                                                                ------------------------------------
Dilution Ratio..................................................................        -                -
                                                                                ------------------------------------
LTM Dilution Ratio Average......................................................        -                -
                                                                                ------------------------------------
Dilution volatility.............................................................        -                -
                                                                                ------------------------------------
Dilution Period.................................................................        -                -
                                                                                ------------------------------------
         Dilution Reserve Ratio.................................................        -                 -
                                                                                ------------------------------------

RESERVE AMOUNT
                                                                                ------------------------------------
         Carrying Cost Reserve..................................................        -                -
                                                                                ------------------------------------
         Servicing Fee Reserve..................................................        -                -
                                                                                ------------------------------------
Loss and Dilution Reserve Ratio.................................................
                                                                                ------------------------------------
         (i) Total Loss and Dilution Reserve....................................        -                -
                                                                                ------------------------------------
         (ii) Minimum Loss & Dilution Reserve...................................        -                -
                                                                                ------------------------------------
Greater of (i) and (ii).........................................................        -                -
                                                                                ------------------------------------

                                                                                ------------------------------------
Total Reserve Required..........................................................        -                -
                                                                                ------------------------------------

TERMINATION EVENTS                                                                   Actual
                                                                                ------------------------------------
Net Investment > Facility Limit.................................................        -                NO
                                                                                ------------------------------------
3 Month Avg. Dilution Ratio > 4.50%.............................................        -                NO
                                                                                ------------------------------------
3 Month Avg. Delinquency Ratio > 14.00%.........................................        -                NO
                                                                                ------------------------------------
3 Month Avg. Default. Ratio  > 3.75%............................................        -                NO
                                                                                ------------------------------------
Leverage Ratio  > 4.50..........................................................        -                NO
                                                                                ------------------------------------
Interest Coverage Ratio < 2.25..................................................        -                NO
                                                                                ------------------------------------


The undersigned, an Officer of Collins & Aikman Products Co. as the as Collection Agent, certifies that the information set forth above obligations under the Receivables Purchase Agreement required to be performed as of the date hereof:

Name:
Date:


                                     D-3-3

                                                                       EXHIBIT E



                         [FORM OF TRANSFER CERTIFICATE]

                              TRANSFER CERTIFICATE

                               [Month, Day, Year]

To: JPMorgan Chase Bank, as administrative agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents (the "Administrative Agent")

From:  Carcorp, Inc., as transferor (the "Transferor")

Re: Receivables Transfer Agreement dated as of December 20, 2001, as amended and restated as of September 24, 2002, among the Transferor, Collins & Aikman Products Co., individually and as Collection Agent, the Persons Parties thereto as CP Conduit Purchasers, Committed Purchasers and Funding Agents, and the Administrative Agent (the "Agreement")


A.     (i)             Pursuant to Section 2.02 of the Agreement, the
                       undersigned hereby requests an Incremental Transfer from the CP Conduit Purchasers, in an aggregate amount equal to the following (which shall be at least $1,000,000 per CP Conduit Purchaser or integral multiples of $100,000 in excess thereof):

                       [PURCHASER]                       [$ ____________]
                       [PURCHASER]                       [$ ____________]
                       [PURCHASER]                       [$ ____________]

                       Total:                                    $  ____________

          (ii)         The date such Incremental Transfer is requested is:
                                                               [MONTH DAY, YEAR]

          (iii) After giving effect to the requested Incremental Transfer, the aggregate Net Investment will equal:

                       [PURCHASER]                       [$ ____________]
                       [PURCHASER]                       [$ ____________]
                       [PURCHASER]                       [$ ____________]

                       Total:                                    $  ____________

          (iv) After giving effect to the requested Incremental Transfer, the aggregate Net Investment will not exceed the Facility Limit.

B.       Tranche Period request:

         (i) Pursuant to Section 2.03(a) of the Agreement, the Transferor requests the following Tranche Period with respect to the
                  portions of the Net Investment held by [        ], as Match
                  Funding CP Conduit Purchasers:

         ------------------------------------ -------------------------- --------------------------------
         MATCH FUNDING CP CONDUIT PURCHASER        TRANCHE PERIOD         PORTION OF THE NET INVESTMENT
         ------------------------------------ -------------------------- --------------------------------
                                                                         $
         ------------------------------------ -------------------------- --------------------------------
                                                                         $
         --------------------------------------------------------------- --------------------------------
         TOTAL NET INVESTMENT HELD BY MATCH FUNDING CP CONDUIT           $
         PURCHASERS:
         --------------------------------------------------------------- --------------------------------


         (ii) Pursuant to Section 2.03(c) of the Agreement, the Transferor requests the following Tranche Period with respect to the portions of the Net Investment or any other portion of the Transferred Interest held by any other Committed Purchaser:


         ------------------------------------ -------------------------- --------------------------------
                 COMMITTED PURCHASER                TRANCHE TYPE          PORTION OF THE NET INVESTMENT
                                                                             OR OTHER PORTION OF THE
                                                                              TRANSFERRED INTEREST
         ------------------------------------ -------------------------- --------------------------------
                                              [BR Tranche]               $
                                              [Eurodollar Tranche with
                                              a duration of          ]
         ------------------------------------ -------------------------- --------------------------------
                                              [BR Tranche]               $
                                              [Eurodollar Tranche with
                                              a duration of          ]
         --------------------------------------------------------------- --------------------------------
         TOTAL NET INVESTMENT HELD BY COMMITTED PURCHASERS:              $
         --------------------------------------------------------------- --------------------------------


C.       Account information for payment of Transfer Price:

         TO: [                   ]
         ABA #: [                    ]
         ACCOUNT NUMBER: [                    ]
         NAME:


D.       As of the date hereof:

                  (i) The representations and warranties set forth in Article III of the Receivables Transfer Agreement are true and correct on and as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date, and then as of such earlier date);

                  (ii) no Termination Event or Potential Termination Event has occurred and is continuing;

                  (iii) the Termination Date has not occurred;

                  (iv) a Deposit Report has been delivered to the Administrative Agent dated within five (5) Business Days prior to the date hereof;

                  (v) the Credit Default Swaps are in place and the Required Currency Hedge is in place for the Required Hedge Notional Amount;

                  (vi) the Administrative Agent and each Funding Agent have received such other approvals, opinions or documents as they have reasonably requested; and

                  (vii) after giving effect to the issuance of Commercial Paper by the CP Conduit Purchasers or the obtaining of funds by the Committed Purchasers to fund the Transfer Price and the payment to the Transferor of the Transfer Price, the Net Investment does not exceed the Facility Limit.

                  Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

                  The undersigned certifies to the accuracy of the foregoing.



Dated: ____________ __, 2002                    CARCORP, INC.


                                                By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                      GRID



                                                            Net Investment
Date of                        Amount of                    (Giving Effect to            Person
Incremental Transfer           Incremental Transfer         Incremental Transfer)        Making Notation
--------------------           --------------------         ---------------------        ---------------


                                                                       EXHIBIT F



                                   [Reserved]

                                                                       EXHIBIT G



                               Location of Records

                              CARCORP AND SELLERS:

10101 Claude Freeman Drive       and each Seller's respective principal place of
Suite 150 West                   business and chief executive office as set
Charlotte, NC 28262              forth on Exhibit A to the Receivables Purchase
                                 Agreement

                                                                       EXHIBIT H



                 List of Subsidiaries, Divisions and Trade Names



                                                                                     Proceeding under Title 11,
                            Subsidiaries       Divisions        Trade names          United States Code
Name of Company             (if any)           (if any)         (if any)             (Bankruptcy)
---------------             --------           --------         --------             ------------
Collins & Aikman Products   *                  none                                  none
Co.

Carcorp, Inc.                                  none                                  none

Collins & Aikman Carpet &                      none                                  none
Acoustics (MI), Inc.

Collins & Aikman Carpet &                      none                                  none
Acoustics (TN), Inc.

Collins & Aikman                               none                                  none
Accessory Mats, Inc.

Dura Convertible Systems,                      none                                  none
Inc.

Amco Convertible Fabrics,                      none                                  none
Inc.

Collins & Aikman                               none                                  none
Plastics, Inc.

Collins & Aikman Canada                        none                                  none
Inc.

Collins & Aikman                               none                                  none
Plastics, Ltd.

Becker Group, L.L.C.                           none                                  none

Collins & Aikman Fabrics,                      none                                  none
Inc.

JPS Automotive, Inc.                           none                                  none




Collins & Aikman                               none                                  none
Automotive Exteriors, Inc.

Collins & Aikman                               none                                  none
Automotive Interiors, Inc.

Collins & Aikman                               none                                  none
Intellimold, Inc.

Textron Canada Limited                         none                                  none


* All Sellers are direct or indirect subsidiaries of Collins & Aikman Products
Co.

                    List of Former Names and Merged Companies


Name of Company                                              Former Names/Merged Companies

Collins & Aikman Products Co.                                Collins & Aikman Floor Coverings Corporation
                                                             Collins & Aikman Corporation

Carcorp, Inc.                                                None

Collins & Aikman                                             Perstorp Components, Inc. (MICH)
Carpet & Acoustics (MI), Inc.

Collins & Aikman                                             Perstorp Components, Inc. (TENN)
Carpet & Acoustics (TN), Inc.                                Perstorp Components, Inc.
                                                             Beckers Lay-Tech, Inc. (TENN)

Collins & Aikman                                             The Akro Corporation
Accessory Mats, Inc.

Dura Convertible                                             Dura Acquisition Corp.
Systems, Inc.

Amco Convertible                                             None
Fabrics, Inc.

Collins & Aikman                                             Manchester Plastics, Inc.
Plastics, Inc.

Collins & Aikman                                             WCA Canada Inc.
Canada Inc.                                                  W-II Canada Inc.
                                                             Collins & Aikman, Inc.
                                                             Collins & Aikman Limited
                                                             Avalon Fabrics Limited

Collins & Aikman                                             Manchester Plastics, Ltd.
Plastics, Ltd.

Collins & Aikman Fabrics, Inc.                               Joan Automotive Industries, Inc.
Becker Group, L.L.C.                                         Becker Group Acquisition, L.L.C.
                                                             Becker Group, Inc.

JPS Automotive, Inc.                                         PACJ, Inc.

Collins & Aikman Automotive Exteriors, Inc.                  Textron Automotive Exteriors Inc.

Collins & Aikman Automotive Interiors Inc.                   Textron Automotive Interiors Inc.

Collins & Aikman Intellimold, Inc.                           M&C Advanced Processes, Inc.

Textron Canada Limited                                       None


                                                                       EXHIBIT I



                         FORM OF SECRETARY'S CERTIFICATE

                  I, __________________, the undersigned ________________ of
_____________ ("_____"), a __________ corporation, DO HEREBY CERTIFY that:

                  1. Attached hereto as Annex A is a true and complete copy of the Articles of Incorporation of ____________ as in effect on the date hereof.

                  2. Attached hereto as Annex B is a true and complete copy of the By-laws of ______________ as in effect on the date hereof.

                  3. Attached hereto as Annex C is a true and complete copy of the resolutions duly adopted by the Board of Directors of ______________ [adopted by consent] as of __________ __, ____, authorizing the execution, delivery and performance of each of the documents mentioned therein, which resolutions have not been revoked, modified, amended or rescinded and are still in full force and effect.

                  4. Attached hereto as Annex D are copies of good standing certificates of ______________, certified by the Secretaries of State of the States of ___________ and ___________.

                  5. The below-named persons have been duly qualified as and at all times since [________________, ____], to and including the date hereof have been officers or representatives of ______________ holding the respective offices or positions below set opposite their names and are authorized to execute on behalf of ______________ the below-mentioned Receivables Transfer Agreement and all other Transaction Documents (as defined in such Receivables Transfer Agreement) to which ______________ is a party and the signatures below set opposite their names are their genuine signatures:

Name                 Office                        Signatures

                    [OFFICE]                      ______________________________

                    [OFFICE]                      ______________________________

                  The representations and warranties of ________________ contained in Article III of the Receivables Transfer Agreement, dated as of December ___, 2001 among Carcorp, Inc., Collins & Aikman Products Co., the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and JPMorgan Chase Bank, as Administrative Agent, are true and correct as if made on the date hereof.

                  WITNESS my hand and seal of ____________ as of this ____ day of __________, ____.





                                       -----------------------------------------
                                                         Secretary




                  I, the undersigned, __________________ of _______________, DO
HEREBY CERTIFY that _____________________ is the duly elected and qualified Secretary of and the signature above is his/her genuine signature.

                  WITNESS my hand as of this ____ day of __________, ____.





                                       -----------------------------------------
                                                          Secretary

                                                                       EXHIBIT J



                                   [Reserved]

                                                                       EXHIBIT K

                         Form of Transfer Supplement(1)



                  THIS TRANSFER SUPPLEMENT is entered into as of the [-] day of [-], 200_, by and between [-] (the "Committed Seller"), [-] (the "Conduit Seller"; and, together with the Committed Seller, the "Sellers"), [-] (the "Committed Assignee"), [-] (the "Conduit Assignee"; and, together with the Committed Assignee, the "Assignees"), the funding agent with respect to such Conduit Assignee listed on the signature pages hereof (the "New Funding Agent"), Carcorp, Inc., as Transferor and JPMorgan Chase Bank, as Administrative Agent.



                             Preliminary Statements

                  A. This Transfer Supplement is being executed and delivered in accordance with Section 10.06(d) of that certain Receivables Transfer Agreement, dated as of December 20, 2001, as amended and restated as of September 24, 2002 (as further amended, supplemented or otherwise modified and in effect from time to time, the "Agreement"), by and among Carcorp, Inc., a Delaware corporation, Collins & Aikman Products Co., a Delaware corporation, the CP Conduit Purchasers party thereto, the Committed Purchasers party thereto, the Funding Agents and JPMorgan Chase Bank, a New York banking corporation, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein are used with the meanings set forth in, or incorporated by reference into, the Agreement.

                  B. The Sellers are each party to the Agreement and the Assignees and the New Funding Agent wish to become parties to the Agreement.

                  C. The Committed Seller is selling and assigning to the Committed Assignee an undivided [-]% (the "Committed Purchaser Transferred Percentage") interest in all of the Committed Seller's rights and obligations under the Agreement, including, without limitation, the Committed Seller's Commitment and (if applicable) the Committed Seller's Committed Purchaser Funded Amount as set forth herein.

                  D. The Conduit Seller is selling and assigning to the Conduit Assignee an undivided [-]% (the "CP Conduit Purchaser Transferred Percentage") interest in all of the Conduit Seller's rights and obligations under the Agreement, including, without limitation, the Conduit Seller's CP Conduit Purchaser's Interest and (if applicable) the Conduit Seller's CP Conduit Funded Amount as set forth herein.

                  The parties hereto hereby agree as follows:

                  1. The transfer effected by this Transfer Supplement shall become effective (the "Transfer Effective Date") two Business Days (or such other date selected by the Administrative Agent in its sole discretion) following the date on which a transfer effective notice substantially in the form of

----------------------

(1) Provisions with respect to the assignment by CP Conduit Purchasers shall not be included if there is only an assignment by the Committed Purchaser.

Schedule II to this Transfer Supplement ("Transfer Effective Notice") is delivered by the Administrative Agent to the Sellers, the Assignees and the New Funding Agent. From and after the Transfer Effective Date, (i) the Committed Assignee shall become a Committed Purchaser party to the Agreement for all purposes thereof, (ii) the Conduit Assignee shall become a CP Conduit Purchaser party to the Agreement for all purposes thereof and (iii) the New Funding Agent shall become a Funding Agent party to the Agreement for all purposes thereof, in each case as if they were original parties thereto and the Assignees and the New Funding Agent agree to be bound by all of the terms and provisions contained therein.

                  2. (a) If the Committed Seller has no Committed Purchaser Funded Amount on the Transfer Effective Date, the Committed Seller shall be deemed to have hereby transferred and assigned to the Committed Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Committed Assignee shall be deemed to have hereby irrevocably taken, received and assumed from the Committed Seller the Committed Purchaser Transferred Percentage of the rights and obligations of the Committed Seller under the terms of the Agreement, including, without limitation, the Committed Purchaser Transferred Percentage of the Committed Seller's future funding obligations under Section 2.02 of the Agreement.

                  (b) If the Conduit Seller has no CP Conduit Funded Amount on the Transfer Effective Date, the Conduit Seller shall be deemed to have hereby transferred and assigned to the Conduit Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Conduit Assignee shall be deemed to have hereby irrevocably taken, received and assumed from the Conduit Seller the CP Conduit Purchaser Transferred Percentage of the rights and obligations of the Conduit Seller under the terms of the Agreement, including, without limitation, the CP Conduit Purchaser Transferred Percentage of the Conduit Seller's future funding obligations under Section 2.02 of the Agreement.

                  3. (a) If the Committed Seller has a Committed Purchaser Funded Amount, at or before 12:00 noon, local time of the Committed Seller, on the Transfer Effective Date, the Committed Assignee shall pay to the Committed Seller, in immediately available funds, an amount equal to the Committed Purchaser Transferred Percentage of the Committed Seller's Committed Purchaser Funded Amount, whereupon, the Committed Seller shall be deemed to have transferred and assigned to the Committed Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Committed Assignee shall be deemed to have hereby irrevocably taken, received and assumed from the Committed Seller, the Committed Purchaser Transferred Percentage of the Committed Seller's Commitment and the Committed Seller's Committed Purchaser Funded Amount and all related rights and obligations under the Agreement, including, without limitation, the Committed Purchaser Transferred Percentage of the Committed Seller's future funding obligations under Section 2.02 of the Agreement.

                  (b) If the Conduit Seller has a CP Conduit Funded Amount, at or before 12:00 noon, local time of the Conduit Seller, on the Transfer Effective Date, the Conduit Assignee shall pay to the Conduit Seller, in immediately available funds, an amount equal to the CP Conduit Purchaser Transferred Percentage of the Conduit Seller's CP Conduit Funded Amount, whereupon, the Conduit Seller shall be deemed to have transferred and assigned to the Conduit Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Conduit Assignee shall be deemed to have hereby irrevocably taken, received and assumed from the Conduit Seller, the CP Conduit Purchaser Transferred Percentage of the Conduit Seller's CP Conduit Purchaser's Interest and the Conduit Seller's CP Conduit Funded Amount and all related rights and obligations under the Agreement, including, without limitation, the CP Conduit Purchaser Transferred Percentage of the Conduit Seller's future funding obligations under Section 2.02 of the Agreement.

                  4. Concurrently with the execution and delivery hereof, the Sellers will provide to the Assignees and the New Funding Agent copies of all documents requested by the Assignees and New Funding Agent, which were delivered to the Sellers pursuant to the Agreement.

                  5. Each of the parties to this Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Transfer Supplement.

                  6. By executing and delivering this Transfer Supplement, the Sellers, the Assignees and the New Funding Agent confirm to and agree with each other, the Administrative Agent and the Committed Purchasers and CP Conduit Purchasers as follows: (a) other than the representation and warranty that they have not created any adverse claim upon an interest being transferred hereunder, the Sellers make no representations or warranties and assume no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value thereof or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) the Committed Seller makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Transferor, C&A, any Affiliate of C&A, the Administrative Agent or any other party to the Transaction Documents, any surety or any guarantor or the performance or observance by the Transferor, C&A, any Affiliate of C&A, any other party to the Transaction Documents or the Administrative Agent of any of their respective obligations under the Agreement or any Transaction Document or any other instrument or document furnished pursuant thereto or in connection therewith;
(c) the Assignees and the New Funding Agent confirm that they have received a copy of the Agreement and the Transaction Documents, together with such other documents and information as they have deemed appropriate to make their own credit analyses and decisions to enter into this Transfer Supplement; (d) the Assignees and the New Funding Agent will, independently and without reliance upon the Administrative Agent, the Committed Seller, the Conduit Seller or any other Committed Purchaser, and based on such documents and information as they shall deem appropriate at the time, continue to make their own credit decisions in taking or not taking action under the Agreement or the other Transaction Documents; (e) the Assignees and the New Funding Agent appoint and authorize the Administrative Agent to take such action as agent on their behalf and to exercise such powers under the Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (f) the Assignees agrees that they will perform in accordance with their terms all of the obligations which, by the terms of the Agreement, are required to be performed by them as a Committed Purchaser, CP Conduit Purchaser and New Funding Agent, as the case may be.

                  7. Each party hereto represents and warrants to and agrees with the Administrative Agent that it is aware of and will comply with the provisions of the Agreement, including, without limitation, Sections 2.02, 10.06 and 10.08 thereof.

                  8. Schedule I hereto sets forth (i) the revised Commitment of the Committed Seller and the Commitment of the Committed Assignee and (ii) the revised CP Conduit Purchaser's Interest and CP Conduit Funding Limit of the Conduit Seller and the CP Conduit Purchaser's Interest and CP Conduit Funding Limit of the Conduit Assignee, as well as administrative information with respect to each Committed Assignee and the New Funding Agent.

                  9. For purposes of the Agreement, the following terms with respect to the Conduit Assignee shall be defined as follows:

                  "CP Conduit Purchaser's Termination Event" shall mean [-].

                  "CP Rate" shall mean [-].

                  10. This Transfer Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be executed by their respective duly authorized officers of the date hereof.

                          [-], as Committed Seller


                          By:
                             --------------------------------------------------
                          Name:
                          Title:



                          [-], as Conduit Seller


                          By:
                             --------------------------------------------------
                          Name:
                          Title:



                          [-], as Committed Assignee


                          By:
                             --------------------------------------------------
                          Name:
                          Title:


                          [-], as Conduit Assignee


                          By:
                             --------------------------------------------------
                          Name:
                          Title:

                          [-], as New Funding Agent


                          By:
                             --------------------------------------------------
                          Name:
                          Title:


[Accepted and Agreed:
 -------------------

JPMORGAN CHASE BANK,
as Administrative Agent


By:
   ---------------------------------------------
Name:
Title:


CARCORP, INC.,
as Transferor


By:
   ----------------------------------------------
Name:
Title:]

                                                                   SCHEDULE I TO
                                                             TRANSFER SUPPLEMENT



                      LIST OF PURCHASING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS


Transfer Effective Date: [-]

Committed Purchaser Transferred Percentage: [-]%

Committed Seller:  [-]
----------------

Existing Commitment:  $[-]

Revised Commitment:  $[-]

Revised Committed Purchaser Funded Amount:  $[-]

Pro Rata Share:  [-]%



Committed Assignee:  [-]
------------------

Initial Commitment:  $[-]

Initial Committed Purchaser Funded Amount:  $[-]

Pro Rata Share:  [-]%

CP Conduit Purchaser Transferred Percentage: [-]%

Conduit Seller:  [-]
--------------

Existing CP Conduit Funding Limit:  $[-]

Revised CP Conduit Funding Limit:  $[-]

Revised CP Conduit Funded Amount:  $[-]

Pro Rata Share:  [-]%



CP Conduit Assignee:  [-]
-------------------

Initial CP Conduit Funding Limit:  $[-]

Initial CP Conduit Funded Amount:  $[-]

Pro Rata Share:  [-]%

Address for Notices

Committed Assignee:

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Attention:  [-]
Telephone:  [-]
Telecopy:  [-]


Conduit Assignee:

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Attention:  [-]
Telephone:  [-]
Telecopy:  [-]

New Funding Agent:

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Attention:  [-]
Telephone:  [-]
Telecopy:  [-]

                                                                  SCHEDULE II TO
                                                             TRANSFER SUPPLEMENT



                            TRANSFER EFFECTIVE NOTICE

TO:             [-], Committed Seller



TO:             [-], Conduit Seller



TO:             [-], Committed Assignee



TO:             [-], Conduit Assignee



TO:             [-], New Funding Agent



                  The undersigned, as Administrative Agent under the Receivables Transfer Agreement, dated as of December 20, 2001, as amended and restated as of September 24, 2002 (as further amended, supplemented or otherwise modified and in effect from time to time), by and among Carcorp, Inc., a Delaware corporation, Collins & Aikman Products Co., a Delaware corporation, the CP Conduit Purchasers party thereto, the Committed Purchasers party thereto, the Funding Agents and JPMorgan Chase Bank, a New York banking corporation, as Administrative Agent, hereby acknowledges receipt of executed counterparts of a completed Transfer Supplement dated as of [-], 200_ between [-], as Committed Seller, [-], as Conduit Seller, [-], as Committed Assignee, [-], as Conduit Assignee, [-], as New Funding Agent, Carcorp, Inc., as Transferor and JPMorgan Chase Bank, as Administrative Agent. Capitalized terms defined in such Transfer Supplement are used herein as therein defined or incorporated by reference therein.

                  (a) Pursuant to such Transfer Supplement, you are advised that the Transfer Effective Date will be [-], 200_.

                  (b) The Administrative Agent hereby consents to the Transfer Supplement.

                  3. Pursuant to such Transfer Supplement, the Conduit Assignee is required to pay $[-] to the Conduit Seller at or before 12:00 noon (local time of the Conduit Seller) on the Transfer Effective Date in immediately available funds.

                           Very truly yours,

                           JPMORGAN CHASE BANK, as Administrative Agent

                           By:
                              --------------------------------------------------
                                Authorized Signatory

                                                                       EXHIBIT L



                  [FORM OF REQUIRED CURRENCY HEDGE ASSIGNMENT]

                  WHEREAS, Carcorp, Inc. (the "Transferor"), Collins & Aikman Products Co., individually and in its capacity as Collection Agent (the "Collection Agent"), the CP Conduit Purchasers, the Committed Purchasers, the Funding Agents and JPMorgan Chase Bank, not in its individual capacity, but solely as administrative agent (in such capacity, the "Administrative Agent") have entered into a Receivables Transfer Agreement (as amended, supplemented or otherwise modified from time to time, the "Receivables Transfer Agreement") dated as of December 20, 2001, as amended and restated as of September 24, 2002, providing for, among other things, the transfer of undivided percentage interests in certain receivables and related assets thereunder;

                  WHEREAS, the Transferor and the Sellers have entered into the Receivables Purchase Agreement to provide for the sale of the Receivables and the Related Security;

                  WHEREAS, the Transferor has entered into a Required Currency Hedge with _______; and

                  WHEREAS, pursuant to subsection 5.01(p)(ii) of the Receivables Transfer Agreement, the Transferor has agreed to deliver this Required Currency Hedge Assignment of the Required Currency Hedge to the Administrative Agent for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, the parties hereto agree as follows:

                  I Definitions. Capitalized terms used in this Required Currency Hedge Assignment shall have the respective meanings assigned to such terms in the Schedule A to the Receivables Transfer Agreement.

                  II. Assignment. In order to secure and to provide for the payment of amounts due pursuant to the Receivables Transfer Agreement, the Transferor hereby assigns, conveys, transfers, delivers and sets over unto the Administrative Agent, its successors and assigns, and grants to the Administrative Agent in each case for the benefit of the CP Conduit Purchasers, the Committed Purchasers and the Funding Agents, a security interest in, all right, title and interest of the Transferor in and to the Required Currency Hedge including, without limitation, all moneys due and to become due to the Transferor thereunder or in connection therewith, whether payable as fees, expenses, costs, indemnities, damages for the breach of such Required Currency Hedge or otherwise, and all rights, remedies, powers, privileges and claims of the Transferor under or with respect to such Required Currency Hedge (whether arising pursuant to the terms of such Required Currency Hedge or otherwise available to the Transferor at law or in equity), including, without limitation, the right of the Transferor to enforce the obligations of the Counterparties thereunder and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Required Currency Hedge to the same extent as the Transferor could but for the assignment and security interest granted hereby.

                  III. Representation and Warranty. [Name of Counterparty] hereby represents and warrants that it has a commercial paper or short-term deposit rating of at least "A-1" from Standard &

Poor's or "P-1" from Moody's and that it will immediately and promptly notify the Transferor if these ratings fall below "A-1" or "P-1", respectively.

                  IV. Successors and Assigns. This Required Currency Hedge Assignment and the covenants set forth herein shall be binding upon and inure to the benefit of the Transferor, the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers, respectively, and their respective successors and permitted assigns.

                  V. Governing Law. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  VI. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Required Currency Hedge Assignment is executed and delivered by JPMorgan Chase Bank, not individually or personally but solely as Administrative Agent, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Administrative Agent are made and intended not as personal representations, undertakings and agreements by JPMorgan Chase Bank, (c) nothing herein contained shall be construed as creating any liability of the Administrative Agent, individually or personally, to perform any covenant under this Required Currency Hedge Assignment either expressed or implied herein, all such liability, if any, being expressly waived by the parties who are signatories to this Required Currency Hedge Assignment and by any Person claiming by, through or under such parties; provided, however, the Administrative Agent shall be liable in its individual capacity for its own willful misconduct or gross negligence and (d) under no circumstances shall the Administrative Agent be personally liable for the payment of any indebtedness or expenses or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Required Currency Hedge Assignment; provided further, that the foregoing clauses (a) through (d) shall survive the resignation or removal of the Administrative Agent.

                  The Transferor hereby agrees to indemnify and hold harmless the Administrative Agent, the Funding Agents, the CP Conduit Purchasers and the Committed Purchasers (each, an "indemnified person") from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of the Transferor pursuant to this Required Currency Hedge Assignment, including but not limited to any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or willful misconduct of an indemnified person; provided that any payments made by the Transferor pursuant to this subsection shall be made solely from funds available to the Transferor which are not otherwise required to be applied to the payment of any amounts pursuant to the Receivables Transfer Agreement (other than to the Transferor), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against the Transferor to the extent that insufficient funds exist to make such payment.

                  IN WITNESS WHEREOF, the parties hereto have caused this Required Currency Hedge Assignment to be executed as of the date first above written by their respective duly authorized officers.

                                     CARCORP, INC.



                                     By:______________________________________
                                          Name:
                                          Title:

                                     JPMORGAN CHASE BANK, not
                                     in its individual capacity, but solely as Administrative Agent



                                     By:_______________________________________
                                          Name:
                                          Title:


                                     ACKNOWLEDGED:

                                     [NAME OF COUNTERPARTY]




                                     By:_______________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT M

                            FORM OF LIMITED GUARANTY

         This Limited Guaranty (as amended, supplemented or otherwise modified and in effect from time to time, the "Guaranty") is executed as of the 20th day of December, 2001 by Collins & Aikman Products Co., a corporation organized and existing under the laws of the State of Delaware (the "Guarantor"), in favor of JPMorgan Chase Bank, as administrative agent (in such capacity, the "Administrative Agent"), on behalf of the Funding Agents, the Committed Purchasers and the CP Conduit Purchasers (collectively with the Administrative Agent, the "Beneficiaries").

         In consideration for the execution and delivery of the Receivables Transfer Agreement and the Asset Purchase Agreements by the Beneficiaries, as applicable, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor agrees for the benefit of the beneficiaries as follows:

                  1. Definitions. Unless otherwise defined in this Guaranty, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Receivables Transfer Agreement.

                  2. Guaranty of Obligations. The Guarantor unconditionally guarantees the full and prompt payment when due of all of the payment obligations and the timely performance of all of the performance obligations of the Sellers of every kind and nature now or hereafter existing, or due or to become due, under the Transaction Documents (collectively, the "Obligations"); provided that, such Obligations shall not include amounts not collected in respect of any Receivable as a result of the creditworthiness of an Obligor, including, but not limited to, amounts required to be returned to an Obligor as a voidable preference. The Guarantor shall pay all reasonable costs and expenses including, without limitation, all court costs and reasonable attorney's fees and expenses paid or incurred by the Administrative Agent and the other Beneficiaries in connection with (a) the collection of all or any part of the Obligations from the Guarantor and (b) the prosecution or defense of any action by or against the Administrative Agent, the other Beneficiaries or the Transferor in connection with, or relating to, the Obligations, whether involving the Sellers, the Collection Agent, the Guarantor, the Transferor or any other party (including, but not limited to, a trustee in a bankruptcy or a debtor-in-possession).

                  3. Validity of Obligations; Irrevocability. The Guarantor agrees that subject to the proviso set forth in Section 2 above its obligations under this Guaranty shall be unconditional, irrespective of (i) the validity, enforceability, discharge, disaffirmance, settlement or compromise (by any Person, including a trustee in a bankruptcy or a debtor-in-possession) of the Obligations or of the Transaction Documents or any Contract, (ii) the absence of any attempt to collect the Obligations from a Seller or the Collection Agent or any other party, (iii) the waiver or consent by any Person with respect to any provision of any instrument evidencing the Obligations, (iv) any change of the time, manner or place of payment or performance, or any other term of any of the Obligations, (v) any law, regulation or order of any jurisdiction affecting any term of any of the Obligations or rights of any Person with respect thereto,
(vi) the failure by any Person to take any steps to perfect and maintain perfected its interest in the Receivables or any security or collateral related to the Obligations or (vii) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. The Guarantor agrees that the Administrative Agent and the Beneficiaries shall be under no obligation to marshal any assets in favor of or against or in payment of any or all of the Obligations. The Guarantor further agrees that, to the extent a payment is made by a Seller or the Collection Agent under the Transaction Documents, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to such Seller or the Collection Agent, its estate, trustee, receiver or any other party, under any bankruptcy, insolvency or similar state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the Obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred. The Guarantor waives all set-offs, defenses and counterclaims and all presentments, demands for performance, notices of dishonor and notice of acceptance of its obligations under this Guaranty. The Guarantor agrees that its obligations under this Guaranty shall be irrevocable.

                  4. Several Obligations. The obligations of the Guarantor hereunder are separate and apart from the Sellers or any other Person, and are primary obligations concerning which the Guarantor is the principal obligor. The Guarantor agrees that its obligations under this Guaranty shall not be discharged except by payment in full of the Obligations and complete performance of the obligations of the Guarantor hereunder. The obligations of the Guarantor hereunder shall not be affected in any way by the release or discharge of a Seller from the performance of any of the Obligations (other than the full and final payment of all of the Obligations), whether occurring by reason of law or any other cause, whether similar or dissimilar to the foregoing.

                  5. Subrogation Rights. If any amount shall be paid to the Guarantor on account of subrogation rights at any time when all the Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Administrative Agent, on behalf of the Beneficiaries, and shall forthwith be paid to the Administrative Agent to be applied to the Obligations. If (a) the Guarantor shall make payment to the Administrative Agent of or perform all or any part of the Obligations and (b) all the Obligations shall be paid and performed in full, the Administrative Agent will, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of any interest in the Obligations resulting from such payment or performance by the Guarantor. The Guarantor hereby agrees that it shall have no rights of subrogation with respect to amounts due to the Administrative Agent or the Beneficiaries until such time as all obligations of the Sellers to the Transferor, the Administrative Agent and the Beneficiaries have been paid or performed in full and the Receivables Transfer Agreement has been terminated.

                  6. Rights of Set-Off. The Guarantor hereby authorizes the Administrative Agent, on behalf of the Beneficiaries, at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (whether general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent or the Beneficiaries to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing hereunder. The Guarantor hereby acknowledges that rights of the Administrative Agent, on behalf of the Beneficiaries, described in this Section 6 are in addition to all other rights and remedies (including, without limitation, other rights of set-off) the Administrative Agent and the Beneficiaries may have.

                  7. Representations and Warranties. The Guarantor hereby represents and warrants to the Administrative Agent, for the benefit of the Beneficiaries, as of the date hereof, as follows:

                  (a) Corporate Existence and Power. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all corporate power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted. The Guarantor is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

                  (b) Corporate and Governmental Authorization; Contravention. The execution, delivery and performance by the Guarantor of this Guaranty and the Transaction Documents to which the Guarantor is a party in other capacities are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any Official Body or official thereof, and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of the Articles of Incorporation or By-laws of the Guarantor or of any material agreement, judgment, injunction, order, writ, decree or other instrument binding upon the Guarantor or result in the creation or imposition of any Adverse Claim (other than Permitted Encumbrances) on the assets of the Guarantor or any of its Subsidiaries.

                  (c) Binding Effect. Each of this Guaranty and the Transaction Documents to which the Guarantor is a party in other capacities constitutes the legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors and general equitable principles (whether considered in a proceeding at law or in equity).

                  (d) Accuracy of Information. All written information heretofore furnished by the Guarantor in its capacity as Guarantor or in other capacities to the Administrative Agent or the Beneficiaries for purposes of or in connection with this Guaranty, the Transaction Documents or any transaction contemplated hereby or thereby is, and all such written information hereafter furnished by the Guarantor to the Administrative Agent or the Beneficiaries will be, true and accurate in every material respect on the date such information is stated or certified.

                  (e) Tax Status. The Guarantor has filed all tax returns (Federal, state and local) required to be filed and has paid prior to delinquency or made adequate provision for the payment of all taxes, assessments and other governmental charges (including for such purposes, the setting aside of appropriate reserves for taxes, assessments and other governmental charges being contested in good faith).

                  (f) Action, Suits. There are not any actions, suits or proceedings at law or in equity or by or before any court or Official Body now pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its Subsidiaries or any property or rights of the Guarantor or any of its Subsidiaries as to which there is a reasonable possibility of an adverse determination and which (i) if adversely determined, could individually or in the aggregate result in a Material Adverse Effect or
(ii) involve the Transaction Documents or (iii) if adversely determined could materially adversely affect the transactions contemplated by the Transaction Documents.

                  (g) Not an Investment Company. The Guarantor is not, nor is it controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

                  8. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, this Guaranty has been duly executed by the Guarantor as of the ___ day of December, 2001.


COLLINS & AIKMAN PRODUCTS CO.,
  as Guarantor


By:      ____________________________
         Name:
         Title:

Acknowledged and accepted as of
the date first above written:

JPMORGAN CHASE BANK,
as Administrative Agent for the benefit of the Beneficiaries


By:      ____________________________
         Name:
         Title: